UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10371

LORD ABBETT TRUST I

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Vice President, Secretary, and Chief Legal Officer

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2022

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Climate Focused Bond Fund

Emerging Markets Equity Fund

International Growth Fund

Mid Cap Innovation Growth Fund

Short Duration High Yield Fund

For the period ended July 31, 2022

Table of Contents

1	A Letter to Shareholders

15	Investment Comparisons

19	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

30	Climate Focused Bond Fund

45	Emerging Markets Equity Fund

49	International Growth Fund

54	Mid Cap Innovation Growth Fund

57	Short Duration High Yield Fund

80	Statements of Assets and Liabilities

84	Statements of Operations

86	Statements of Changes in Net Assets

90	Financial Highlights

100	Notes to Financial Statements

128	Report of Independent Registered Public Accounting Firm

130	Supplemental Information to Shareholders

Lord Abbett Trust I

Lord Abbett Climate Focused Bond Fund, Lord Abbett Emerging Markets Equity Fund, Lord Abbett International Growth Fund, Lord Abbett Mid Cap Innovation Growth Fund, and Lord Abbett Short Duration High Yield Fund
Annual Report

For the period year ended July 31, 2022

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the period year ended July 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Trustee, President and Chief Executive Officer

Lord Abbett Climate Focused Bond Fund

For the fiscal year ended July 31, 2022, the Fund returned -8.72%, reflecting performance at the net asset value of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA Green Bond Index (USD Hedged)1, which returned -11.44% over the same period. The Bloomberg Global Aggregate Bond

Index (USD Hedged)2 returned -7.77% over the same period.

Risk assets finished lower for the twelve-month period as negative sentiment overwhelmed markets. Looking closer, the period was defined by two distinct periods of economic activity. In the second half of 2021, U.S. markets exhibited more stability as a result of continued central bank liquidity and corporate earnings surprises. Additionally, markets continued to benefit from vaccine progress against the COVID-19 virus and momentum surrounding economic reopening in the U.S. Specifically, the U.S. economy generated meaningful growth, notching gains of 2.3% and 6.9% in the third and fourth quarters of 2021, respectively.

U.S. markets, however, met increasing headwinds towards the latter half of 2021, including the increased spread of new COVID-19 variants. These new variants, namely Delta and Omicron, decreased vaccine efficacy in reducing transmission of COVID-19, leading to new waves of positive infections. Higher infection rates placed increased weight on supply chain and input price pressures, and many companies faced labor shortages as workers were sidelined with the virus. This was particularly evident during the spike in Omicron at the end of December 2021, with a record-high in daily average positive cases. Yet, the negative sentiment around Omicron quickly reversed as it was determined that cases were generally less severe than prior strains, and updated guidelines from the Centers for Disease Control and Prevention shortened quarantine times to help alleviate the COVID-19 induced labor constraints.

Moving into 2022, markets were facing higher and more persistent inflation. Inflationary pressures had built up in the fourth quarter of 2021 by an imbalance between supply and demand dynamics across multiple industries, exacerbated by COVID-19 labor issues. This became evident with headline U.S. consumer price index (CPI) rising 6.8% year-over-year in

November 2021, the fastest pace since 1982. Prices continued increasing throughout the first half of 2022, led by energy, food, and used cars. This surge in prices resulted in headline inflation rising 9.1% year-over-year in July 2022, the fastest annual increase in over 40 years.

The steady rise in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. Throughout the first half of the twelve-month period, the Fed had remained mostly consistent in its messaging around expectations that price pressures would be transitory. However, more persistent CPI prints caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Three additional rate hikes of 50 bps, 75 bps and 75 bps followed in the succeeding months as inflation readings continued to come in hotter-than-expected, resulting in a federal funds rate of 2.25% by the end of July.

Bond yields shot up from near record lows in reaction to this shift in policy, with the 10-year breaching 3% for the first time since 2018. However, short-term rates increased at a much faster clip, leading to a bearish curve flattening trend that caused periods of brief yield curve inversion. This was reflected in the 5-year and 30-year U.S. Treasury spread inverting for the first time since 2006, and the 2- year and 10-year Treasury spread inverting, albeit briefly, for the first time since 2019. These inversions led to increasing concerns of a potential recession in the United States. Key macroeconomic indicators also pointed to a potential recession in the United States, culminating in the U.S. economy contracting for two consecutive quarters.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, the U.S. labor market stood strong with the national unemployment rate remaining low, at around 3.6%, its lowest level in decades.

Bond markets rebounded at the end of the period as credit markets exhibited strong returns for the month of July. U.S. high yield bonds gained approximately 6% in July alone, driven by better-than-expected earnings and expectations for a shallower Fed tightening cycle. The 10-year Treasury yield fell sharply at the end of the period as markets started to price in peak inflation rates and a slowing in the pace of Fed rate hikes.

From an environmental, social and governance (ESG) perspective, global ESG bond supply from corporate issuers slowed throughout the period. Approximately $211 billion of ESG bonds were issued during the first half of 2022, approximately 13% below the $242 billion issued in the same period in 2021. We believe this slowdown was likely due to the broader decline in corporate bond issuance as the global financing environment has become stricter, rather than a lack of desire from companies to issue ESG bonds. For example, from a composition standpoint, the percentage of total corporate supply with an ESG label has increased compared to 2021. Green, sustainability and sustainability-linked bonds (SLBs) all saw strong market growth, whereas growth in social bonds lagged considerably.

The Fund invests in the securities of issuers we believe have, or will have, a positive impact on the climate through an issuer’s operations, products, or services. Our investment process focuses on five key climate-related themes including: clean energy, energy efficiency, low carbon transportation, clean water and resource management, and other environmental areas such as recycling and waste management. Within this universe, the Fund’s underweight allocation to sovereign debt was the most significant contributor to relative performance for the quarter. Specifically, the Fund primarily benefited from underweight exposure to sovereign debt within the Eurozone relative to its benchmark, mainly France, Italy, and the United Kingdom. Issuers from these regions faced challenges during the period from high inflation, surging energy prices and ongoing geopolitical instability caused by the Russian-Ukrainian War, dampening gross domestic product outlooks for each of these countries. Separately, the European Central Bank surprised markets with a much more hawkish stance on inflation than expected, leading to speculation of increased interest rate hikes in the near term.

An underweight allocation relative to the Fund’s benchmark and security selection within investment grade corporate debt contributed positively to relative returns. The underweight allocation, specifically to

European credit, helped performance as these credits came under pressure from a bleaker economic outlook within the Eurozone. The Fund’s shorter duration profile within U.S. corporate debt was also a positive contributor to relative returns during the period as U.S. Treasury yields continued to rise.

The Fund’s overweight allocation to high yield corporate debt dragged on returns. Both U.S. and European high yield sectors were impacted as global inflation surged and recessionary scenarios became increasingly probable, leading to significant spread widening in lower-rated credit.

An off-benchmark allocation to convertible bonds also detracted from performance. These securities, which were issued primarily by renewable energy companies, significantly underperformed as equity-like securities, particularly growth-oriented investments, sold off near the end of the period.

Lord Abbett International Growth Fund

For the fiscal year ended July 31, 2022, the Fund returned -23.41%, reflecting performance at the net asset value of Class A shares (USD), compared to its benchmark, the MSCI All Country World Index ex USA Growth (Net)3, which returned -20.51% over the same period.

Global equities finished lower for the twelve-month period as bearish sentiment overwhelmed markets. Looking closer, the period was defined by two distinct periods of economic activity. In the second half of 2021, U.S. markets exhibited more stability, supported by continued central bank liquidity and corporate earnings surprises.

Additionally, continued vaccine progress against the COVID-19 virus and momentum surrounding economic reopening in developed markets provided tailwinds. Specifically, the U.S. economy showed signs of meaningful growth, notching gains of 2.3% and 6.9% in the third and fourth quarters of 2021, respectively. Meanwhile, Eurozone gross domestic product (GDP) grew 2.3% and 0.4% and China’s economy grew 0.7% and 1.5% over the same time periods.

U.S. markets, however, were met with increasing headwinds towards the latter half of 2021, including the increased spread of new COVID-19 variants. These new variants, namely Delta and Omicron, decreased vaccine efficacy in reducing transmission of COVID-19, leading to new waves of positive infections. Higher infection rates placed increased weight on supply chain and input price pressures, and many companies faced labor shortages as workers were sidelined with the virus. This was particularly evident during the spike in Omicron at the end of December 2021, with a peak average of over 800,000 daily positive cases. Yet, the negative sentiment around Omicron quickly reversed as it was determined that cases were generally less severe than prior strains, and updated CDC guidelines shortened quarantine times to help alleviate the COVID-19 induced labor constraints.

Moving into 2022, investor risk appetite shifted lower due primarily to a combination of higher and more persistent inflation. Inflationary pressures had built up in the fourth quarter of 2021 by an imbalance between supply and demand dynamics across multiple industries, exacerbated by COVID-19 labor issues. This became evident with headline U.S. consumer price index (CPI) rising 6.8% year-on-year in November 2021, the fastest pace since 1982. Prices continued increasing throughout the first half of 2022, led by energy, food, and used cars. This surge in prices culminated in July 2022 as headline inflation came in at 9.1% year-on-year, the fastest annual increase in over 40 years. Meanwhile, inflation data outside the U.S. was also high, with June inflation readings for Canada, the U.K, and Eurozone coming in at 8.1%, 9.4%, and 8.9%, respectively.

There were a number of developments indicating an increasing possibility of an approaching recession for global economies. Namely, the U.S. economy contracted for a second straight quarter in Q2, falling -0.9% quarter-over-quarter. The July flash services Purchasing Managers Index (PMI) fell into contraction territory, and flash manufacturing PMI slumped to the lowest level in two years. The weakness in the U.S. GDP report was widespread, with falls in construction, investment, and government spending. In addition, initial jobless claims came in at an eight-month high in July. There was a flurry of high-profile hiring freezes and layoff announcements. Second quarter earnings also provided some cautious takeaways, including lower retail guidance on general merchandise softness from inflation, tech companies pointing to continued deterioration in digital advertising and consumer electronics, and home builders commenting on a slowdown in housing demand. Commodity prices also softened towards the end of the period, yet it was widely believed to be a function of growth and demand concerns rather than improvements on the supply chains that continued to be affected by COVID-19 and geopolitical issues. The U.S. labor market remained strong, however, putting into question whether the economy is in fact in a technical recession. National unemployment remained low at around 3.5%, its lowest level in decades, and employers continued to add labor at a healthy yet more moderate rate. Meanwhile, many forecast a recession in the Eurozone later this year, as energy-driven inflation is not expected to ease much due to the Russia-Ukraine conflict, even with central banks starting to raise rates.

The steady rise in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. Throughout the first half of the twelve- month period, the Fed had remained mostly consistent in its messaging around expectations that price pressures would be transitory. However, more persistent CPI prints caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Three additional rate hikes of 50 bps, 75 bps and 75 bps, followed in the succeeding months as inflation readings continued to come in hotter-than-expected, resulting in a federal funds rate of 2.25% by the end of July.

Meanwhile, in an attempt to reduce inflationary pressures, the European Central Bank (ECB) raised its three key interest rates by 50bp during its July 2022 meeting, ending eight years of negative rates with its first increase since 2011. Inflation in the Euro Area continued to march higher and break record rates, showing no signs of peaking, and approaching double-digits. The central bank also said that further normalization of interest rates will be appropriate in the upcoming meetings.

Although most central banks around the world withdrew crisis-mode stimulus, the Bank of Japan (BoJ) appeared undeterred. The BoJ maintained its key short-term interest rate at -0.1% and that for 10-year bond yields around 0% during its July meeting; but cut its 2022 GDP growth forecast to 2.4% from its April forecast of 2.9%, citing a slowdown in overseas economies and persistent supply chain issues due to the prolonged war in Ukraine. The BoJ reiterated that it would not hesitate to take extra easing measures if needed, a sign that it will remain an outlier among a global wave of central banks tightening policies. The central bank also mentioned that it would continue to buy unlimited amounts of the bonds to defend an implicit 0.25% cap every market day, as it had been doing since April.

Similar to equity market performance in the U.S., non-U.S. equity markets experienced a strong decline during the last twelve months, before rallying in July. Against a weaker global growth backdrop, markets increasingly priced in interest rate cuts from the Fed in 2023. This anticipation of a policy pivot supported risk assets over the month. Global growth stocks benefited most, delivering 11.5% total return in July, recouping some of their heavy year-to-

date losses. Emerging Markets equities meaningfully underperformed their developed markets peers, as a strong U.S. dollar and rising oil prices proved to be major headwinds. Weighing particularly hard on the index was underperformance in Chinese equities, as the country continued to grapple with the Omicron outbreak and a series of rolling lockdown measures enacted in various cities.

During the period, the Fund’s underperformance relative to its benchmark was driven by stock selection, particularly within the Industrials, Information Technology and Consumer Discretionary sectors. Within Industrials, companies that are dependent on intricate supply chains or that are in the logistics space suffered most. In the latter segment, Autostore Holdings, a robotic and software technology company that provides cubic storage automation, detracted most from Fund performance. Although the proliferation of e-commerce and labor wage inflation pressures provide a strong investment case for warehouse automation, sentiment deteriorated around high-growth stocks such as this one. Another detractor in this space was DSV A/S, a global logistics company based in Denmark. We believe this will be another beneficiary of supply chain bottlenecks, but the stock was punished due to its high growth profile. This was a common theme in the Information Technology sector as well. Some of the largest detractors from Fund performance during this twelve-month period were high growth stocks that performed very well last year. Examples are Keyence Corp., a Japanese company that is the global leader in machine vision and plays into the portfolio’s industrial automation theme. Another is Adyen NV, a Netherlands-based company that is in the payments business – a space that is rife with competition.

Within the Consumer Discretionary sector, holdings in Alibaba, a Chinese e-commerce company, detracted most from Fund performance, as regulatory pressures from China’s government proved to be a strong headwind. To add to Alibaba’s woes, the failed IPO spinoff of Ant Financial sent shares trading lower. The Fund’s investment in shares of Anta Sports Products, Ltd. also detracted from relative performance, as continued COVID lockdowns in China put a damper on production, and as inflationary pressures worried investors.

Conversely, stock selection within the Energy sector contributed positively to relative performance over the period. Equinor ASA was one of the largest contributors to relative performance as oil prices rallied. WTI Crude futures breached $100 per barrel in March for the first time since September 2014, and prices faced additional upward pressure from lower supply given increased sanctions on Russia. Equinor engages in the exploration and production of petroleum in Norway. Pembina Pipeline Corp., a midstream services company based in Canada also benefited.

Stock selection in Health Care was another bright spot. The largest contributor to relative performance was Novo Nordisk, a Danish health care company with the world’s leading diabetes franchise. The company’s most exciting recent development has been in its Diabetes & Obesity Care segment, where its revolutionary drug Wegovy has had tremendous results for weight loss in people. On the drug’s injectible pen regiment, the average patient was able to reduce their weight by 17%. This is a prescription drug that has proven to have limited effects. Furthermore, Novo can cross-sell this drug into the same population that relies on its diabetes drugs. Another winner in this sector was AstraZeneca PLC, a U.K.-based pharmaceutical company. AstraZeneca has a big oncology business which has had a few huge wins recently. The company acquired the rights to a class of drugs from a Japanese company, Daiichi Sankyo, one of which is likely to be the second line drug of choice for breast cancer, which is notably a very large market.

Lord Abbett Mid Cap Innovation Growth Fund

For the fiscal year ended July 31, 2022, the Fund returned -29.93%, reflecting performance at the net asset value of Class A shares with all distributions reinvested, compared to its benchmark, the Russell MidCap® Growth Index,4 which returned -21.76% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending July 31, 2022, including increased volatility stemming from the emergence of the Delta and Omicron variants of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, less accommodative fiscal and monetary policy, and geopolitical tensions related to Russia’s invasion of Ukraine. The Dow Jones Industrial

Average and S&P 500® Index5 fell -4.14% and -4.64%, respectively, while the tech-heavy Nasdaq Composite lost -14.95%. Value stocks6 significantly outperformed growth stocks7 (-1.65% vs -12.65%), while large cap stocks8 outperformed small cap stocks9 (-6.87% vs -14.29%).

Despite the aforementioned challenges, the period began with a positive tone driven by accommodative monetary policy, continued vaccine progress, upside in corporate earnings surprises, and momentum surrounding the gradual reopening of global economies. However, sentiment began to shift in the latter half of the third quarter of 2021, as markets had to endure the increased spread of the Delta variant of COVID-19. Global markets were also affected by negative headlines overseas, namely China’s regulatory crackdown of the private education and technology sectors, as well as worries about the impacts of a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile September with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns in September, with the worst month of performance since March 2020.

In December, global markets had to grapple with the emergence of the newly discovered Omicron variant. The World Health Organization designated the newly discovered mutation as a “variant of concern”, particularly due to its increased transmissibility and then-unknown severity. This led to one of the largest selloffs and worst one-day performance of

U.S. risk assets since the start of the pandemic, as fears that the world would succumb to a new wave of infections emerged. Yet, the negative sentiment regarding Omicron quickly reversed as cases proved to be generally less severe than prior strains.

Inflationary concerns began to take focus towards the end of 2021. Headline core consumer price index readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. However, this debate was intensified by November’s headline consumer price index which rose 6.8% year-over-year. This was the fastest pace since 1982, and enhanced inflation fears among investors. The sharp increase in prices was generally due to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars. Although positive COVID-19 cases plummeted throughout the quarter from Omicron’s surge in late 2021, many companies faced labor shortages, with workers sidelined with the virus, exacerbating supply chain issues, and adding to inflationary pressures.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s military invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint. Russia has been a large global exporter of oil and certain minerals, and the various sanctions set on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. Throughout the first half of the twelve-month period, the Fed remained mostly consistent in its messaging around expectations that price pressures would be transitory, and the peak inflation theme gained traction even as economists suggested that ‘transitory’ might be longer than expected. However, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Three additional rate hikes of 50 bps, 75 bps and 75 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 2.25% by the end of July. Bond yields shot up in reaction to this shift in policy, exhibiting a bearish curve flattening trend and ultimately leading to periods of brief yield curve inversion, as shorter-term yields moved higher than longer- term yields. This trend was reflected in the 5-year and 30-year U.S. Treasury spread inverting for the first time since 2006, and the 2-year and 10-year Treasury spread inverting, albeit briefly, for the first time since 2019. However, towards the end of the period, 10-year Treasury yields fell sharply.

Key macroeconomic indicators continued to trend lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.9% in the second quarter. Worries among investors that a recession was pending continued to grow, and consumer sentiment dropped in the second quarter, reaching levels worse than during the COVID-19 pandemic and nearly as bad as the worst periods during the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy throughout the first half of 2022 supported the idea that a potential recession would be shallow. For example, the U.S. labor market remained strong, with the national unemployment rate remaining low, at around 3.6% as of the end of June. This was its lowest level in decades. Employers also continued to add labor at a healthy rate, adding approximately 457,000 jobs per month for the period. Separately, consumer balance sheets remained robust, with cash at record high levels, providing a level of flexibility for individuals to absorb price increases.

Over the course of the period, high innovation small and midcap companies, particularly those aggressively reinvesting in research & development to drive future revenues and earnings, underperformed lower growth, lower valuation names within the Russell MidCap® Growth Index. Given the environment of increased volatility and uncertainty, investors largely sought safety over innovation, which had a negative impact on the Fund’s relative returns.

The Fund’s position in DocuSign, Inc., a provider of cloud-based electronic signature solutions, was the largest individual detractor from relative performance over the period. After greatly benefitting from the accelerated adoption of work-from-home solutions throughout the initial onset of COVID-19, DocuSign’s stock price started to turn negatively in July 2021. However, the stock price took a major tumble in December after the company reported fourth quarter guidance that fell short of analyst estimates. Soon after the earnings report, several analysts downgraded the stock.

The Fund’s position in EPAM Systems, Inc., a developer of software products and digital platform engineering services, was also a notable detractor from relative performance over the period. After sustained stock price appreciation since the beginning of the pandemic, EPAM stock was in a period of consolidation throughout the beginning of 2022 as high-growth and richly valued technology stocks were adversely impacted by the rotation away from growth to value. Additionally, EPAM was also negatively impacted by the Russian invasion of Ukraine, as a large percentage of its workforce is based in Ukraine, Russia, and Belarus.

Conversely, the Fund’s position in Lantheus Holdings, Inc., a developer of innovative diagnostic and therapeutic agents, was a primary contributor to relative performance. Shares of the stock soared following the company’s strong first quarter of 2022 earnings report. Management also raised its 2022 guidance, which was primarily driven by the accelerated adoption of PYLARIFY®, a diagnostic imaging agent for prostate cancer. As of the end of the period, Lantheus Holdings was among the Fund’s largest active overweights relative to the Fund’s benchmark.

Within the semiconductor and semi equipment industry, the Fund’s position in Enphase Energy, Inc., a developer of solar micro-inverters, energy generation monitoring software, and battery energy storage products, was also a prominent contributor to relative performance. Shares of the stock soared after the company reported quarterly earnings results that were above consensus estimates. Management also significantly raised guidance for the remainder of the year, as the company expected strong demand for its solar, storage, EV, and energy management solutions. As of the end of the period, Enphase was the Fund’s largest active overweight relative to the Fund’s benchmark.

Lord Abbett Short Duration High Yield Fund

For the fiscal year ended July 31, 2022, the Fund returned -4.04%, reflecting performance at the net asset value of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA High Yield U.S. Corporate Cash Pay BB-B (1-5yrs) USD Index10, which returned -3.57% over the same period.

Credit risk assets finished lower for the 12-month period as bearish sentiment overwhelmed markets. Looking closer, the period was defined by two distinct periods of economic activity. In the second half of 2021, U.S. markets exhibited more stability, propped up by continued central bank liquidity and corporate earnings surprises. Additionally, markets continued to benefit from vaccine progress against the COVID-19 virus and momentum surrounding economic reopening in the U.S. Specifically, the U.S. economy showed signs of meaningful growth, notching gains of 2.3% and 6.9% in the third and fourth quarters of 2021, respectively.

U.S. markets, however, were met with increasing headwinds towards the latter half of 2021, including the increased spread of new COVID-19 variants. These new variants, namely Delta and Omicron, decreased vaccine efficacy in reducing transmission of COVID-19, leading to new waves of positive infections. Higher infection rates placed increased weight on supply chain and input price pressures, and many companies faced labor shortages as workers were sidelined with the virus. This was particularly evident during the spike in Omicron at the end of December 2021 with a record-high in daily average positive cases. Yet, the negative sentiment around Omicron quickly reversed as it was determined that cases were generally less severe than prior strains, and updated guidelines from the Centers for Disease Control and Prevention shortened quarantine times to help alleviate the COVID-19 induced labor constraints.

Moving into 2022, investor sentiment turned negative due primarily to a combination of higher and more persistent inflation. Inflationary pressures had built up in the fourth quarter of 2021 by an imbalance between supply and demand dynamics across multiple industries, exacerbated by COVID-19 labor issues. This became evident with headline U.S. consumer price index (CPI) rising 6.8% year-over-year in November 2021, the fastest pace since 1982. Prices continued increasing throughout the first half of 2022, led by energy, food, and used cars. This surge in prices culminated in July 2022 as headline inflation came in at 9.1% year- over-year, the fastest annual increase in over 40 years.

The steady rise in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. Throughout the first half of the twelve- month period, the Fed had remained mostly consistent in its messaging around expectations that price pressures would be transitory. However, more persistent CPI prints caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee meeting, the first hike in more than three years. Three additional rate hikes of 50 bps, 75 bps, and 75 bps followed in the succeeding months as inflation readings continued to come in hotter-than-expected, resulting in a federal funds rate of 2.25% by the end of July.

Bond yields shot up from near record lows in reaction to this shift in policy, with the 10-year breaching 3% for the first time since 2018. However, short-term rates increased at a much faster clip, leading to a bearish curve flattening trend that caused periods of brief yield curve inversion. This was reflected in the 5-year and 30-year U.S. Treasury spread inverting for the first time since 2006, and the 2- year and 10-year Treasury spread inverting, albeit briefly, for the first time since 2019. These inversions caused heightened concerns regarding a potential recession in the United States.

Key macroeconomic indicators continued to point to a potential recession in the United States throughout the period, resulting in the U.S. economy contracting for two consecutive quarters. Consumer sentiment also dropped in the second quarter of 2022, reaching levels worse than during the COVID-19 pandemic and nearly as bad as the worst periods during the great financial crisis of 2007-2008.

Despite rising recessionary signs, select bright spots in the U.S. economy throughout the first half of 2022 supported the idea that a potential recession would be shallow. For example, the U.S. labor market stood strong with the national unemployment rate remaining low, at around 3.6%, which was its lowest level in decades. Performance rebounded at the end of the period as credit markets exhibited strong returns for the month of July. U.S. high yield bonds gained approximately 6% in July alone, as better-than-expected earnings and expectations for a shallower Fed tightening cycle were tailwinds. Interest rates showed signs of rallying, as the 10-year Treasury yield fell sharply as markets started to price in peak inflation rates and a slowing in the pace of Fed rate hikes.

With respect to performance, the increased concerns surrounding growth in the U.S. economy led to the underperformance from some of the Fund’s cyclical exposures. Namely, security selection within the Services and Leisure sectors detracted from relative performance. Relative to its benchmark, the Fund was overweight certain issuers in these sectors, which faced increased headwinds due to inflationary pressures, mainly from higher labor costs causing downward pressure on profit margins. High inflation also dampened expectations on U.S. consumer spending, leading many consumer-driven businesses to revise future revenue outlooks lower.

From a credit standpoint, security selection within BB-rated credits detracted from the Fund’s relative performance. Despite holding an underweight allocation to the sector, relative to the benchmark, the Fund was overweight select BB credits that faced increased selling pressure as their more liquid profiles led them to be attractive sources of cash for investors moving out of the high yield asset class. These issuers were primarily within the Automotive, Consumer Goods, and Financial Services sectors.

The Fund’s overweight allocation (relative to its benchmark) and security selection within the Energy sector were positive contributors to performance during the period. The Fund benefited from select holdings in the Exploration & Production (E&P) subsector, which received support from the continued rally in oil prices. Specifically, WTI Crude futures breached $100 per barrel for the first time since 2014, and prices faced favorable technical support from lower supply given the increased sanctions on Russian oil exports.

Security selection within the Basic Industry sector also contributed positively to relative returns. The Fund was underweight companies within the Chemicals subsector that faced idiosyncratic credit issues. The Fund also

1     The ICE BofA Green Bond Index (USD Hedged) tracks securities issued for qualified green purposes that promote climate change mitigation or adaption. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes as outlined by the ICMA Green Bond Principles.

2     The Bloomberg Global Aggregate Bond Index (USD Hedged) provides a broad-based measure of the global investment-grade fixed-income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indexes. The index also includes eurodollar and euro-yen corporate bonds, Canadian government securities, and U.S. dollar investment-grade 144A securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

3     The MSCI All Country World Index ex USA Growth (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

4     The Russell MidCap® Growth Index measures the performance of those Russell MidCap® Index companies with higher price-to-book ratios and higher forecasted growth values.

5     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance.

benefitted from its opportunistic allocation to bank loans, which have outperformed high yield corporate bonds since the start of 2022, as the asset class has been generally more insulated from interest rate volatility due to its floating rate nature.

The Funds’ portfolios are actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

6     As represented by the Russell 3000® Value Index as of 7/31/2022.

7     As represented by the Russell 3000® Growth Index as of 7/31/2022.

8     As represented by the Russell 1000® Index as of 7/31/2022.

9     As represented by the Russell 2000® Index as of 7/31/2022.

10   The ICE BofA High Yield U.S. Corporate Cash Pay BB-B (1-5yrs) USD Index consists of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of July 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Climate Focused Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA Green Bond Index (USD Hedged) and Bloomberg Global Aggregate Bond Index (USD Hedged), assuming reinvestment of all dividends and distributions. The Fund has adopted the ICE BofA Green Bond Index (USD Hedged), a more broad-based index, as its primary benchmark index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2022

	1 Year	Life of Class
Class A3	-10.79%	-2.46%
Class C4	-10.18%	-2.15%
Class F5	-8.53%	-1.23%
Class F3[5]	-8.47%	-1.16%
Class I5	-8.53%	-1.23%
Class R3[5]	-8.98%	-1.73%
Class R4[5]	-8.76%	-1.48%
Class R5[5]	-8.53%	-1.23%
Class R6[5]	-8.47%	-1.16%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index began on May 28, 2020.

3    Class A shares commenced operations on May 20, 2020 and performance for the Class began on May 28, 2020. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended July 31, 2022, is calculated using the SEC required uniform method to compute such return.

4     Class C shares commenced operations on May 20, 2020 and performance for the Class began on May 28, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Commenced operations on May 20, 2020 and performance for the Classes began on May 28, 2020. Performance is at net asset value.

International Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the MSCI All Country World Index ex USA Growth (Net), assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2022

	1 Year	Life of Class
Class A3	-27.81%	-25.65%
Class C4	-24.72%	-22.11%
Class F5	-23.27%	-21.37%
Class F3[5]	-23.13%	-21.25%
Class I5	-23.27%	-21.37%
Class R3[5]	-23.61%	-21.74%
Class R4[5]	-23.41%	-21.56%
Class R5[5]	-23.27%	-21.37%
Class R6[5]	-23.13%	-21.25%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index began on June 24, 2021.

3    Class A shares commenced operations on June 18, 2021 and performance for the Class began on June 24, 2021. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended July 31,

2022, is calculated using the SEC required uniform method to compute such return.

4     Class C shares commenced operations on June 18, 2021 and performance for the Class began on June 24, 2021. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5     Commenced operations on June 18, 2021 and performance for the Classes began on June 24, 2021. Performance is at net asset value.

Mid Cap Innovation Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2022

	1 Year	Life of Class
Class A3	-33.94%	-19.39%
Class C4	-31.13%	-16.91%
Class F5	-29.75%	-16.07%
Class F3[5]	-29.68%	-16.03%
Class I5	-29.75%	-16.07%
Class R3[5]	-30.09%	-16.49%
Class R4[5]	-29.93%	-16.31%
Class R5[5]	-29.75%	-16.07%
Class R6[5]	-29.68%	-16.03%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index began on December 29, 2020.

3    Class A shares commenced operations on December 28, 2020 and performance for the Class began on December 29, 2020. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended July 31,

2022, is calculated using the SEC required uniform method to compute such return.

4     Class C shares commenced operations on December 28, 2020 and performance for the Class began on December 29, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5     Commenced operations on December 28, 2020 and performance for the Classes began on December 29, 2020. Performance is at net asset value.

Short Duration High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA HY U.S. Corp Cash Pay BB-B 1-5 Yrs Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2022

	1 Year	Life of Class
Class A3	-6.17%	4.83%
Class C4	-5.60%	5.10%
Class F5	-3.85%	6.10%
Class F3[5]	-3.79%	6.17%
Class I5	-3.94%	6.06%
Class R3[5]	-4.31%	5.58%
Class R4[5]	-4.08%	5.84%
Class R5[5]	-3.83%	6.11%
Class R6[5]	-3.80%	6.16%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index began on April 30, 2020.

3    Class A shares commenced operations on April 22, 2020 and performance for the Class began on April 30, 2020. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended July 31, 2022, is calculated using the SEC required uniform method to compute such return.

4     Class C shares commenced operations on April 22, 2020 and performance for the Class began on April 30, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Commenced operations on April 22, 2020 and performance for the Classes began on April 30, 2020. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 through July 31, 2022 for Climate Focused Bond Fund, International Growth Fund, Mid Cap Innovation Growth Fund and Short Duration High Yield Fund. March 2, 2022, commencement of operations for Emerging Markets Equity Fund through July 31, 2022).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/22 – 7/31/22 for Climate Focused Bond Fund, International Growth Fund, Mid Cap Innovation Growth Fund and Short Duration High Yield Fund. 3/2/22, commencement of operations for Emerging Markets Equity Fund – 7/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Climate Focused Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/22	7/31/22	2/1/22 - 7/31/22
Class A
Actual	$1,000.00	$939.20	$3.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.57	$3.26
Class C
Actual	$1,000.00	$936.40	$6.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.46
Class F
Actual	$1,000.00	$940.10	$2.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class F3
Actual	$1,000.00	$940.40	$1.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$1.96
Class I
Actual	$1,000.00	$940.10	$2.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class R3
Actual	$1,000.00	$937.80	$4.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76
Class R4
Actual	$1,000.00	$939.00	$3.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class R5
Actual	$1,000.00	$940.10	$2.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class R6
Actual	$1,000.00	$940.40	$1.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$1.96

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.65% for Class A, 1.29% for Class C, 0.45% for Class F, 0.39% for Class F3, 0.45% for Class I, 0.95% for Class R3, 0.70% for Class R4, 0.45% for Class R5 and 0.39% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2022

Sector*	%**
Asset Backed Securities	2.10%
Basic Materials	1.56%
Communication Services	1.78%
Consumer, Cyclical	3.46%
Consumer, Non-cyclical	3.90%
Energy	6.62%
Financials	18.88%
Foreign Government	24.63%
Industrials	10.00%
Mortgage-Backed Securities	1.67%
Municipal	2.91%
Technology	1.31%
U.S. Government	2.36%
Utilities	15.12%
Repurchase Agreements	3.70%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Emerging Markets Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	3/2/22	7/31/22	3/2/22 – 7/31/22
Class A
Actual	$1,000.00	$904.70	$4.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.66	$5.20
Class C
Actual	$1,000.00	$902.00	$7.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.53	$8.34
Class F
Actual	$1,000.00	$905.30	$3.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.70	$4.16
Class F3
Actual	$1,000.00	$906.00	$3.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.03	$3.82
Class I
Actual	$1,000.00	$905.30	$3.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.70	$4.16
Class R6
Actual	$1,000.00	$906.00	$3.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.03	$3.82

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.24% for Class A, 1.99% for Class C, 0.99% for Class F, 0.91% for Class F3, 0.99% for Class I and 0.91% for Class R6) multiplied by the average account value over the period, multiplied by 152/365 (to reflect the period March 2, 2022, commencement of operations, to July 31, 2022).

Portfolio Holdings Presented by Sector

July 31, 2022

Sector*	%**
Communication Services	9.15%
Consumer Discretionary	16.34%
Consumer Staples	8.33%
Energy	5.84%
Financials	22.62%
Health Care	3.76%
Industrials	5.62%
Information Technology	18.31%
Materials	5.59%
Real Estate	2.03%
Utilities	2.41%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/22	7/31/22	2/1/22 - 7/31/22
Class A
Actual	$1,000.00	$847.70	$4.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.31
Class C
Actual	$1,000.00	$845.50	$8.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.82	$9.05
Class F
Actual	$1,000.00	$848.70	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06
Class F3
Actual	$1,000.00	$849.50	$3.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$3.66
Class I
Actual	$1,000.00	$848.70	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06
Class R3
Actual	$1,000.00	$846.80	$6.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.56
Class R4
Actual	$1,000.00	$847.70	$4.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.31
Class R5
Actual	$1,000.00	$848.70	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06
Class R6
Actual	$1,000.00	$849.50	$3.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$3.66

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.81% for Class C, 0.81% for Class F, 0.73% for Class F3, 0.81% for Class I, 1.31% for Class R3, 1.06% for Class R4, 0.81% for Class R5 and 0.73% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2022

Sector*	%**
Communication Services	3.85%
Consumer Discretionary	16.36%
Consumer Staples	13.01%
Energy	3.10%
Financials	8.85%
Health Care	14.84%
Industrials	13.78%
Information Technology	19.03%
Materials	5.88%
Utilities	1.30%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Mid Cap Innovation Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/22	7/31/22	2/1/22 - 7/31/22
Class A
Actual	$1,000.00	$849.70	$4.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.31
Class C
Actual	$1,000.00	$846.30	$8.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.82	$9.05
Class F
Actual	$1,000.00	$850.90	$3.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06
Class F3
Actual	$1,000.00	$851.00	$3.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$3.66
Class I
Actual	$1,000.00	$850.90	$3.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06
Class R3
Actual	$1,000.00	$848.60	$6.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.56
Class R4
Actual	$1,000.00	$849.70	$4.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.31
Class R5
Actual	$1,000.00	$850.90	$3.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06
Class R6
Actual	$1,000.00	$851.00	$3.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$3.66

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.81% for Class C, 0.81% for Class F, 0.73% for Class F3, 0.81% for Class I, 1.31% for Class R3, 1.06% for Class R4, 0.81% for Class R5 and 0.73% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2022

Sector*	%**
Communication Services	3.34%
Consumer Discretionary	12.21%
Consumer Staples	3.86%
Energy	2.28%
Financials	2.56%
Health Care	22.47%
Industrials	6.25%
Information Technology	42.96%
Materials	1.21%
Real Estate	1.41%
Repurchase Agreements	1.45%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Short Duration High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/22	7/31/22	2/1/22 - 7/31/22
Class A
Actual	$1,000.00	$958.80	$3.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.56
Class C
Actual	$1,000.00	$955.60	$6.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.75	$7.10
Class F
Actual	$1,000.00	$959.80	$2.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.27	$2.56
Class F3
Actual	$1,000.00	$959.90	$2.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.46	$2.36
Class I
Actual	$1,000.00	$958.80	$2.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.27	$2.56
Class R3
Actual	$1,000.00	$957.50	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.79	$5.06
Class R4
Actual	$1,000.00	$958.60	$3.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.03	$3.81
Class R5
Actual	$1,000.00	$959.80	$2.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.27	$2.56
Class R6
Actual	$1,000.00	$959.00	$2.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.46	$2.36

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.71% for Class A, 1.42% for Class C, 0.51% for Class F, 0.47% for Class F3, 0.51% for Class I, 1.01% for Class R3, 0.76% for Class R4, 0.51% for Class R5 and 0.47% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2022

Sector*	%**
Asset Backed Securities	3.31%
Basic Materials	3.56%
Communication Services	10.02%
Consumer, Cyclical	21.52%
Consumer, Non-cyclical	14.78%
Diversified	0.31%
Energy	22.16%
Financials	9.49%
Industrials	8.87%
Mortgage-Backed Securities	0.68%
Technology	1.55%
Utilities	3.05%
Repurchase Agreements	0.70%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CLIMATE FOCUSED BOND FUND July 31, 2022

	Interest	Maturity	Principal	Fair
Investments	Rate	Date	Amount	Value
LONG-TERM INVESTMENTS 94.62%

ASSET-BACKED SECURITIES 2.06%

Automobiles 1.05%
Tesla Auto Lease Trust 2019-A C†	2.68%	1/20/2023	$125,000	$124,757
Tesla Auto Lease Trust 2021-A B†	1.02%	3/20/2025	100,000	95,394
Total				220,151

Other 1.01%
GoodLeap Sustainable Home Solutions Trust 2022-1GS A†	2.70%	1/20/2049	141,706	127,453
Sunrun Demeter Issuer 2021-2A A†	2.27%	1/30/2057	98,039	84,706
Total				212,159
Total Asset-Backed Securities (cost $465,860)				432,310

CONVERTIBLE BONDS 1.01%

Auto Manufacturers 0.20%
Lucid Group, Inc.†	1.25%	12/15/2026	12,000	7,653
NIO, Inc. (China)(a)	0.50%	2/1/2027	8,000	6,152
Tesla, Inc.	2.00%	5/15/2024	2,000	28,692
Total				42,497

Energy-Alternate Sources 0.74%
Enphase Energy, Inc.	Zero Coupon	3/1/2026	37,000	44,511
NextEra Energy Partners LP†	Zero Coupon	6/15/2024	14,000	14,175
Plug Power, Inc.	3.75%	6/1/2025	3,000	12,844
SolarEdge Technologies, Inc. (Israel)(a)	Zero Coupon	9/15/2025	30,000	44,145
SunPower Corp.	4.00%	1/15/2023	16,000	17,256
Sunrun, Inc.	Zero Coupon	2/1/2026	30,000	22,650
Total				155,581

REITS 0.07%
HAT Holdings I LLC/HAT Holdings II LLC†	Zero Coupon	5/1/2025	15,000	13,995
Total Convertible Bonds (cost $222,596)				212,073

CORPORATE BONDS 65.29%

Agriculture 0.50%
Darling Ingredients, Inc.†	5.25%	4/15/2027	67,000	67,196
Darling Ingredients, Inc.†	6.00%	6/15/2030	36,000	37,280
Total				104,476

30	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

	Interest		Maturity	Principal		Fair
Investments	Rate		Date	Amount		Value
Apparel 0.46%
Chanel Ceres plc(b)	0.50%		7/31/2026	EUR	100,000	$96,015

Auto Manufacturers 1.00%
Ford Motor Co.	3.25%		2/12/2032		$35,000	29,277
Hyundai Capital Services, Inc. (South Korea)(a)	1.25%		2/8/2026		200,000	180,859
Total						210,136

Auto Parts & Equipment 0.74%
Aptiv plc (Ireland)(a)	4.35%		3/15/2029		35,000	33,817
BorgWarner, Inc.	3.375%		3/15/2025		65,000	63,943
Dana, Inc.	4.25%		9/1/2030		68,000	56,707
Total						154,467

Banks 9.01%
ABN AMRO Bank NV (Netherlands)†(a)	2.47% (1 Yr. Treasury CMT + 1.10%	)#	12/13/2029		200,000	174,312
AIB Group plc(b)	2.875% (5 Yr. EUSA + 3.30%	)#	5/30/2031	EUR	100,000	96,763
Bank of America Corp.	2.456% (3 Mo. LIBOR + .87%	)#	10/22/2025		$100,000	96,146
Bank of Ireland Group plc(b)	0.375% (1 Yr. EUSA + .77%	)#	5/10/2027	EUR	100,000	92,598
Bank of Nova Scotia (The) (Canada)(a)	0.65%		7/31/2024		$125,000	117,914
Bank of Nova Scotia (The) (Canada)(a)	2.375%		1/18/2023		80,000	79,806
BNP Paribas SA (France)†(a)	1.675% (SOFR + .91%	)#	6/30/2027		200,000	178,822
CaixaBank SA(b)	1.25% (5 Yr. EUSA + 1.63%	)#	6/18/2031	EUR	100,000	91,587
Citigroup, Inc.	1.678% (SOFR + 1.67%	)#	5/15/2024		$125,000	123,048
Danske Bank A/S(b)	0.75% (1 Yr. EUAMDB + .88%	)#	6/9/2029	EUR	100,000	89,566
Industrial & Commercial Bank of China Ltd. (Luxembourg)(a)	2.875%		10/12/2022		$200,000	199,906
JPMorgan Chase & Co.	0.768% (SOFR + .49%	)#	8/9/2025		111,000	103,692
Kreditanstalt fuer Wiederaufbau (Germany)(a)	0.75%		9/30/2030		150,000	127,738
Kreditanstalt fuer Wiederaufbau (Germany)(a)	2.00%		10/4/2022		112,000	111,894
Landesbank Baden-Wuerttemberg(b)	1.50%		2/3/2025	GBP	100,000	115,802
Royal Bank of Canada (Canada)(a)	1.15%		7/14/2026		$100,000	90,686
Total						1,890,280

See Notes to Financial Statements.	31

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

	Interest		Maturity	Principal		Fair
Investments	Rate		Date	Amount		Value
Biotechnology 0.25%
Amgen, Inc.	3.00%		2/22/2029		$56,000	$53,529

Building Materials 0.73%
Eco Material Technologies, Inc.†	7.875%		1/31/2027		45,000	40,087
Johnson Controls International plc/Tyco Fire & Security Finance SCA	1.75%		9/15/2030		72,000	60,788
Owens Corning, Inc.	3.95%		8/15/2029		55,000	52,492
Total						153,367

Chemicals 0.72%
Sociedad Quimica y Minera de Chile SA (Chile)†(a)	3.50%		9/10/2051		200,000	150,742

Commercial Services 1.12%
Global Payments, Inc.	3.20%		8/15/2029		50,000	44,525
Global Payments, Inc.	3.75%		6/1/2023		30,000	30,000
Massachusetts Institute of Technology	3.959%		7/1/2038		75,000	76,917
Techem Verwaltungsgesellschaft 674 mbH(b)	6.00%		7/30/2026	EUR	87,920	83,070
Total						234,512

Computers 0.40%
Apple, Inc.	3.00%		6/20/2027		$85,000	84,990

Distribution/Wholesale 0.43%
Rexel SA(b)	2.125%		6/15/2028	EUR	100,000	89,391

Diversified Financial Services 1.87%
CDP Financial, Inc. (Canada)(a)	1.00%		5/26/2026		$250,000	230,846
LeasePlan Corp. NV(b)	0.25%		2/23/2026	EUR	100,000	94,093
Visa, Inc.	0.75%		8/15/2027		$75,000	66,863
Total						391,802

Electric 10.96%
AB Ignitis Grupe(b)	2.00%		5/21/2030	EUR	100,000	90,361
Audax Renovables SA(b)	4.20%		12/18/2027	EUR	100,000	77,165
Clearway Energy Operating LLC†	3.75%		2/15/2031		$70,000	61,459
Drax Finco plc(b)	2.625%		11/1/2025	EUR	100,000	95,996
EDP - Energias de Portugal SA(b)	1.875% (5 Yr. EUSA + 2.08%	)#	3/14/2082	EUR	100,000	78,139
Electricite de France SA (France)†(a)	3.625%		10/13/2025		$40,000	39,898
Enel Finance International NV (Netherlands)†(a)	2.25%		7/12/2031		200,000	158,179
Energia Group NI FinanceCo plc/Energia Group ROI Holdings DAC(b)	4.00%		9/15/2025	EUR	100,000	93,109

32	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

	Interest		Maturity	Principal		Fair
Investments	Rate		Date	Amount		Value
Electric (continued)
Engie SA(b)	0.375%		6/21/2027	EUR	100,000	$95,494
Korea East-West Power Co. Ltd. (South Korea)†(a)	3.60%		5/6/2025		$200,000	199,363
Leeward Renewable Energy Operations LLC†	4.25%		7/1/2029		102,000	84,911
Liberty Utilities Finance GP 1†	2.05%		9/15/2030		75,000	63,917
MidAmerican Energy Co.	3.95%		8/1/2047		65,000	60,294
NextEra Energy Capital Holdings, Inc.	1.90%		6/15/2028		86,000	77,130
NextEra Energy Operating Partners LP†	4.50%		9/15/2027		55,000	54,450
Northern States Power Co/MN	2.60%		6/1/2051		50,000	38,378
Orsted A/S(b)	1.50%		11/26/2029	EUR	100,000	99,916
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%		8/15/2028		$64,000	59,473
Ren Finance BV(b)	0.50%		4/16/2029	EUR	100,000	88,400
Scottish Hydro Electric Transmission plc(b)	1.50%		3/24/2028	GBP	200,000	221,778
Solar Star Funding LLC†	5.375%		6/30/2035		$81,796	92,032
Southwestern Public Service Co.	3.75%		6/15/2049		50,000	43,712
Statnett SF(b)	0.518%		6/30/2023	SEK	2,000,000	193,624
TenneT Holding BV(b)	0.125%		11/30/2032	EUR	100,000	82,867
Tucson Electric Power Co.	1.50%		8/1/2030		$60,000	49,745
Total						2,299,790

Electrical Components & Equipment 0.50%
Schneider Electric SE(b)	1.841%		10/13/2025	EUR	100,000	104,961

Electronics 0.52%
Amphenol Corp.	2.80%		2/15/2030		$60,000	54,480
Hubbell, Inc.	3.50%		2/15/2028		55,000	53,920
Total						108,400

Energy-Alternate Sources 5.29%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energ (India)†(a)	6.25%		12/10/2024		200,000	195,880
Cullinan Holdco Scsp†(b)	4.625%		10/15/2026	EUR	100,000	85,575
EEW Energy from Waste GmbH(b)	0.361%		6/30/2026	EUR	100,000	93,753
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%		1/15/2026		$70,000	69,501
ERG SpA(b)	1.875%		4/11/2025	EUR	100,000	102,632
Scatec ASA†(b)	2.12% (3 Mo. EURIBOR + 2.50%	)#	8/19/2025	EUR	100,000	93,517
Sunnova Energy Corp.†	5.875%		9/1/2026		$71,000	66,827
Sweihan PV Power Co. PJSC (United Arab Emirates)†(a)	3.625%		1/31/2049		198,642	167,879
TerraForm Power Operating LLC†	4.75%		1/15/2030		80,000	74,472
Topaz Solar Farms LLC†	5.75%		9/30/2039		69,067	67,218
Vestas Wind Systems Finance BV(b)	2.00%		6/15/2034	EUR	100,000	94,141
Total						1,111,395

See Notes to Financial Statements.	33

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

	Interest	Maturity	Principal		Fair
Investments	Rate	Date	Amount		Value
Engineering & Construction 0.23%
IEA Energy Services LLC†	6.625%	8/15/2029		$49,000	$48,564

Environmental Control 1.93%
Derichebourg SA(b)	2.25%	7/15/2028	EUR	100,000	89,889
FCC Servicios Medio Ambiente Holding SAU(b)	1.661%	12/4/2026	EUR	100,000	97,953
Madison IAQ LLC†	5.875%	6/30/2029		$58,000	45,426
Paprec Holding SA†(b)	3.50%	7/1/2028	EUR	100,000	85,289
Seche Environnement SA(b)	2.25%	11/15/2028	EUR	100,000	87,242
Total					405,799

Food 0.41%
Kerry Group Financial Services Unltd Co.(b)	0.875%	12/1/2031	EUR	100,000	85,454

Forest Products & Paper 0.19%
Suzano Austria GmbH (Brazil)(a)	3.125%	1/15/2032		$49,000	39,887

Health Care-Services 0.32%
Kaiser Foundation Hospitals	3.15%	5/1/2027		67,000	66,492

Insurance 0.47%
PartnerRe Ireland Finance DAC(b)	1.25%	9/15/2026	EUR	100,000	99,311

Investment Companies 0.42%
CBRE Global Investors Open-Ended Fund SCA SICAV-SIF Pan European Core Fund(b)	0.90%	10/12/2029	EUR	100,000	87,577

Machinery-Diversified 0.66%
Mueller Water Products, Inc.†	4.00%	6/15/2029		$66,000	60,244
nVent Finance Sarl (Luxembourg)(a)	2.75%	11/15/2031		42,000	34,641
Xylem Inc/NY	2.25%	1/30/2031		50,000	43,042
Total					137,927

Metal Fabricate-Hardware 0.42%
Advanced Drainage Systems, Inc.†	5.00%	9/30/2027		75,000	73,624
Advanced Drainage Systems, Inc.†	6.375%	6/15/2030		15,000	15,135
Total					88,759

Mining 0.41%
Novelis Sheet Ingot GmbH†(b)	3.375%	4/15/2029	EUR	100,000	85,965

Miscellaneous Manufacturing 1.39%
Alstom SA(b)	0.25%	10/14/2026	EUR	100,000	95,399
Pentair Finance Sarl (Luxembourg)(a)	3.15%	9/15/2022		$110,000	109,766
Wabtec Transportation Netherlands BV(b)	1.25%	12/3/2027	EUR	100,000	87,294
Total					292,459

34	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

	Interest		Maturity	Principal		Fair
Investments	Rate		Date	Amount		Value
Multi-National 9.02%
Asian Development Bank(b)	2.45%		1/17/2024	AUD	105,000	$72,678
Asian Development Bank (Philippines)(a)	3.125%		9/26/2028		$135,000	137,069
Asian Infrastructure Investment Bank (The)(b)	0.20%		12/15/2025	GBP	30,000	34,096
Asian Infrastructure Investment Bank (The) (China)(a)	0.50%		5/28/2025		$150,000	139,524
European Bank for Reconstruction & Development (United Kingdom)(a)	1.625%		9/27/2024		230,000	223,522
European Investment Bank (Luxembourg)(a)	2.125%		4/13/2026		200,000	194,688
European Investment Bank (Luxembourg)(a)	2.375%		5/24/2027		75,000	73,692
Inter-American Development Bank	2.379% (SOFR + .28%	)#	4/12/2027		200,000	200,073
Inter-American Investment Corp.	2.625%		4/22/2025		75,000	74,176
International Bank for Reconstruction & Development	1.702% (SOFR Index + .29%	)#	11/22/2028		220,000	217,883
International Bank for Reconstruction & Development	1.977% (SOFR Index + .18%	)#	6/15/2026		100,000	99,269
International Finance Corp.	2.00%		10/24/2022		97,000	96,847
International Finance Corp.	2.086% (SOFR Index + .09%	)#	6/30/2023		50,000	49,970
International Finance Corp.	2.119% (SOFR + .09%	)#	4/3/2024		230,000	229,840
Nordic Investment Bank(b)	0.125%		6/10/2024	EUR	50,000	50,337
Total						1,893,664

Municipal 1.13%
Transport for London(b)	2.125%		4/24/2025	GBP	200,000	236,762

Packaging & Containers 0.45%
OI European Group BV(b)	2.875%		2/15/2025	EUR	100,000	95,381

Pharmaceuticals 0.62%
Eli Lilly & Co.(b)	0.50%		9/14/2033	EUR	100,000	87,233
Pfizer, Inc.	2.625%		4/1/2030		$45,000	42,592
Total						129,825

Real Estate 0.94%
Blackstone Property Partners Europe Holdings Sarl(b)	1.625%		4/20/2030	EUR	100,000	84,459
Canary Wharf Group Investment Holdings plc†(b)	2.625%		4/23/2025	GBP	100,000	113,677
Total						198,136

REITS 2.16%
Alexandria Real Estate Equities, Inc.	2.00%		5/18/2032		$22,000	18,092
Digital Dutch Finco BV(b)	1.00%		1/15/2032	EUR	100,000	82,060
Equinix, Inc.(b)	1.00%		3/15/2033	EUR	100,000	82,950
Equinix, Inc.	1.55%		3/15/2028		$50,000	43,577

See Notes to Financial Statements.	35

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

	Interest	Maturity	Principal		Fair
Investments	Rate	Date	Amount		Value
REITS (continued)
Goodman U.S. Finance Five LLC†	4.625%	5/4/2032		$28,000	$28,233
HAT Holdings I LLC/HAT Holdings II LLC†	3.75%	9/15/2030		96,000	73,641
Kilroy Realty LP	4.75%	12/15/2028		45,000	44,824
Piedmont Operating Partnership LP	3.15%	8/15/2030		40,000	34,013
Weyerhaeuser Co.	6.875%	12/15/2033		40,000	46,474
Total					453,864

Retail 0.52%
Walmart, Inc.	1.80%	9/22/2031		122,000	108,335

Semiconductors 0.69%
Analog Devices, Inc.	2.95%	4/1/2025		63,000	62,408
Micron Technology, Inc.	2.703%	4/15/2032		34,000	28,263
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands)(a)	3.40%	5/1/2030		60,000	54,788
Total					145,459

Software 0.18%
Fiserv, Inc.	3.20%	7/1/2026		40,000	38,968

Sovereign 1.43%
European Union(b)	1.25%	2/4/2043	EUR	330,000	300,134

Telecommunications 1.75%
NTT Finance Corp. (Japan)†(a)	4.372%	7/27/2027		$200,000	206,164
Verizon Communications, Inc.	3.875%	2/8/2029		55,000	54,891
Vmed O2 UK Financing I plc†(b)	4.50%	7/15/2031	GBP	100,000	105,742
Total					366,797

Transportation 2.26%
Central Japan Railway Co. (Japan)(a)	2.20%	10/2/2024		$200,000	193,934
Ferrovie dello Stato Italiane SpA(b)	0.375%	3/25/2028	EUR	100,000	89,314
Getlink SE(b)	3.50%	10/30/2025	EUR	100,000	102,013
Hamburger Hochbahn AG(b)	0.125%	2/24/2031	EUR	100,000	89,408
Total					474,669

Water 2.79%
Aegea Finance Sarl (Luxembourg)†(a)	6.75%	5/20/2029		$200,000	194,330
American Water Capital Corp.	2.80%	5/1/2030		75,000	69,498
Bazalgette Finance plc(b)	2.75%	3/10/2034	GBP	100,000	112,528
Canal de Isabel II Gestion SA(b)	1.68%	2/26/2025	EUR	100,000	101,808
Essential Utilities, Inc.	2.40%	5/1/2031		$60,000	51,607
United Utilities plc (United Kingdom)(a)	6.875%	8/15/2028		50,000	55,306
Total					585,077
Total Corporate Bonds (cost $15,501,435)					13,703,518

36	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

	Interest		Maturity	Principal	Fair
Investments	Rate		Date	Amount	Value
FLOATING RATE LOANS(c) 1.84%

Building Materials 0.08%
Rexnord LLC, Inc. 2021 Term Loan B	4.622% (1 Mo. LIBOR + 2.25%	)	10/4/2028	$16,955	$16,780

Commercial Services 0.27%
Element Materials Technology Group US Holdings, Inc. 2022 USD Delayed Draw Term Loan B(d)	–	(e)	6/24/2029	14,385	13,870
Element Materials Technology Group US Holdings, Inc. 2022 USD Term Loan	–	(e)	6/22/2029	31,167	30,050
Thermostat Purchaser III, Inc. Term Loan	6.075% (1 Mo. LIBOR + 4.50%	)	8/31/2028	13,897	12,976
Total					56,896

Electric 0.14%
ExGen Renewables IV, LLC 2020 Term Loan	4.08% (3 Mo. LIBOR + 2.50%	)	12/15/2027	29,519	28,990

Energy: Alternate Sources 0.46%
Array Technologies, Inc. Term Loan B	4.755% (1 Mo. LIBOR + 3.25%	)	10/14/2027	33,163	31,284
Esdec Solar Group B.V. Term Loan B (Netherlands)(a)	7.862% (3 Mo. LIBOR + 5.00%	)	8/30/2028	39,874	37,482
TerraForm Power Operating, LLC 2022 Term Loan B	2.921% (3 Mo. SOFR + 2.75%	)	5/21/2029	27,990	27,623
Total					96,389

Engineering & Construction 0.09%
Legence Holdings LLC 2021 Delayed	3.75% - 6.12%
Draw Term Loan(d)	(1 Mo. LIBOR + 3.75% (3 Mo. LIBOR + 3.75%	) )	12/16/2027	3,192	3,034
Legence Holdings LLC 2021 Term Loan	6.122% (1 Mo. LIBOR + 3.75%	)	12/16/2027	16,348	15,541
Total					18,575

Environmental Control 0.51%
Recycle and Resource Operations Pty Limited Term Loan (Australia)(a)	5.75% (3 Mo. LIBOR + 3.50%	)	7/14/2028	29,775	28,212
Denali Water Solutions Term Loan B	6.50% (1 Mo. LIBOR + 4.25%	)	3/25/2028	61,475	55,327
EWT Holdings III Corp. 2021 Term Loan	4.875% (1 Mo. LIBOR + 2.50%	)	4/1/2028	24,563	24,072
Total					107,611

See Notes to Financial Statements.	37

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

	Interest		Maturity	Principal		Fair
Investments	Rate		Date	Amount		Value
Home Furnishings 0.17%
AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B	6.037% (1 Mo. LIBOR + 3.75%	)	7/31/2028		$37,500	$35,503

Machinery: Construction & Mining 0.12%
Generac Power Systems, Inc. 2019 Term Loan B	4.157% (3 Mo. SOFR +1.50%	)	12/13/2026		25,542	25,510
Total Floating Rate Loans (cost $403,535)						386,254

FOREIGN GOVERNMENT OBLIGATIONS 17.61%

Canada 0.85%
Province of Ontario Canada(b)	1.55%		11/1/2029	CAD	89,000	62,073
Province of Quebec Canada(b)	1.85%		2/13/2027	CAD	158,000	117,279
Total						179,352

France 1.57%
Action Logement Services(b)	0.50%		10/30/2034	EUR	200,000	174,883
French Republic Government Bond OAT†(b)	0.50%		6/25/2044	EUR	95,000	73,071
Societe Du Grand Paris EPIC(b)	0.30%		9/2/2036	EUR	100,000	82,368
Total						330,322

Germany 3.71%
Bundesrepublik Deutschland Bundesanleihe(b)	Zero Coupon		8/15/2030	EUR	394,000	382,340
Bundesrepublik Deutschland Bundesanleihe(b)	Zero Coupon		8/15/2031	EUR	200,000	192,113
Bundesrepublik Deutschland Bundesanleihe(b)	Zero Coupon		8/15/2050	EUR	267,258	204,362
Total						778,815

Italy 0.16%
Italy Buoni Poliennali Del Tesoro†(b)	1.50%		4/30/2045	EUR	45,000	33,159

Japan 2.74%
Development Bank of Japan, Inc.†(a)	1.75%		2/18/2025		$200,000	193,544
Japan Bank for International Cooperation(a)	1.625%		1/20/2027		200,000	187,940
Japan Finance Organization for Municipalities†(a)	1.50%		1/27/2025		200,000	192,556
Total						574,040

Netherlands 1.78%
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV(a)	2.75%		2/20/2024		200,000	199,017
Nederlandse Waterschapsbank NV(a)	1.00%		5/28/2030		200,000	173,468
Total						372,485

Norway 0.93%
Kommunalbanken AS(a)	2.125%		2/11/2025		200,000	196,019

38	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

	Interest	Maturity	Principal		Fair
Investments	Rate	Date	Amount		Value
South Korea 1.86%
Industrial Bank of Korea†(a)	0.625%	9/17/2024		$200,000	$188,577
Korea Water Resources Corp.(a)	3.875%	5/15/2023		200,000	201,084
Total					389,661

Spain 1.04%
Adif Alta Velocidad(b)	0.55%	4/30/2030	EUR	100,000	94,230
Autonomous Community of Madrid Spain(b)	0.419%	4/30/2030	EUR	75,000	70,068
Spain Government Bond†(b)	1.00%	7/30/2042	EUR	66,000	53,227
Total					217,525

Sweden 2.70%
Kommuninvest I Sverige AB(a)	0.375%	6/19/2024		$200,000	190,081
Kommuninvest I Sverige AB†(a)	1.625%	4/24/2023		200,000	197,764
Sweden Government International Bond†(b)	0.125%	9/9/2030	SEK	1,000,000	89,110	(f)
Sweden Government International Bond(b)	0.125%	9/9/2030	SEK	1,000,000	89,110
Total					566,065

United Kingdom 0.27%
United Kingdom Gilt(b)	0.875%	7/31/2033	GBP	53,000	57,257
Total Foreign Government Obligations (cost $4,191,608)					3,694,700

MUNICIPAL BONDS 2.85%

Government Guaranteed 0.08%
Metropolitan Government of Nashville & Davidson Co	2.611%	7/1/2036		$20,000	17,126

Revenue - Utilities - Other 0.21%
City of Corpus Christi TX Utility System Revenue	1.966%	7/15/2030		50,000	43,078

Sales Tax 0.31%
Dallas Area Rapid Transit A	2.534%	12/1/2036		80,000	66,030

Tax Revenue 0.10%
Regional Transportation District Sales Tax Revenue	2.337%	11/1/2036		25,000	20,139

Taxable Revenue - Water & Sewer 1.93%
City of Aurora CO Water Revenue	2.348%	8/1/2036		30,000	25,303
City of Dallas TX Waterworks & Sewer System Revenue	2.772%	10/1/2040		75,000	61,862
City of Los Angeles CA Wastewater System Revenue	5.713%	6/1/2039		50,000	58,589
City of Philadelphia PA Water & Wastewater Revenue	1.734%	11/1/2028		40,000	35,802

See Notes to Financial Statements.	39

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

	Interest		Maturity	Principal	Fair
Investments	Rate		Date	Amount	Value
Taxable Revenue – Water & Sewer (continued)
City of San Francisco CA Public Utilities Commissi	6.00%		11/1/2040	$100,000	$114,970
New York City Municipal Water Finance Authority	5.75%		6/15/2041	50,000	60,193
San Diego County Water Authority	1.951%		5/1/2034	60,000	49,025
Total					405,744

Transportation 0.22%
Metropolitan Transportation Authority	5.175%		11/15/2049	45,000	46,438
Total Municipal Bonds (cost $713,587)					598,555

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.64%
JPMorgan Chase Commercial Mortgage Securities Trust 2021-1440 B†	3.749% (1 Mo. LIBOR + 1.75%	)#	3/15/2036	110,000	107,725
NYO Commercial Mortgage Trust 2021-1290 A†	3.095% (1 Mo. LIBOR + 1.10%	)#	11/15/2038	50,000	47,675
One Bryant Park Trust 2019-OBP A†	2.516%		9/15/2054	100,000	88,699
VNDO Mortgage Trust 2012-6AVE C†	3.337%	#(g)	11/15/2030	100,000	99,828
Total Non-Agency Commercial Mortgage-Backed Securities (cost $362,806)					343,927

U.S. TREASURY OBLIGATIONS 2.32%
U.S. Treasury Note	2.75%		4/30/2027	58,000	58,095
U.S. Treasury Note	2.75%		7/31/2027	44,000	44,113
U.S. Treasury Note	2.875%		5/15/2032	378,000	384,822
Total U.S. Treasury Obligations (cost $480,584)					487,030
Total Long-Term Investments (cost $22,342,011)					19,858,367

SHORT-TERM INVESTMENTS 3.63%

REPURCHASE AGREEMENTS 3.63%
Repurchase Agreement dated 7/29/2022, 0.850% due 8/1/2022 with Fixed Income Clearing Corp. collateralized by $684,800 of U.S. Treasury Inflation Indexed Note at 0.125% due 10/15/2025; value: $777,760; proceeds: $762,516 (cost $762,462)				762,462	762,462
Total Investments in Securities 98.25% (cost $23,104,473)					20,620,829
Less Unfunded Loan Commitments (0.08%) (cost $17,338)(h)					(16,699)
Net Investments in Securities 98.17% (cost $23,087,135)					20,604,130
Other Assets and Liabilities – Net(i) 1.83%					383,476
Net Assets 100.00%					$20,987,606

40	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

AUD	Australian Dollar.
CAD	Canadian Dollar.
EUR	Euro.
GBP	British Pound.
SEK	Swedish Krona.
CMT	Constant Maturity Rate.
EUAMDB	EUR Mid-Market Swap Rate.
EURIBOR	Euro Interbank Offered Rate.
EUSA	Euro Swap Rate.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At July 31, 2022, the total value of Rule 144A securities was $5,252,092, which represents 25.02% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at July 31, 2022.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at July 31, 2022.
(d)	Security partially/fully unfunded. See Note 2(o).
(e)	Interest Rate to be determined.
(f)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(g)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(h)	See Note 2(o).
(i)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Interest Rate Swap Contracts at July 31, 2022:

	Periodic	Periodic
	Payments	Payments
	to be Made	to be Received				Value/
Central	By the Fund	By the Fund	Termination	Notional	Payments	Unrealized
Clearingparty	(Quarterly)	(Quarterly)	Date	Amount	Upfront	Depreciation
Goldman Sachs(1)	2.571%	12-Month USD SOFR Index	11/30/2026	$789,000	$6,672	$(9,074)

(1)	Central clearinghouse: London Clearing House (LCH).

See Notes to Financial Statements.	41

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

Open Forward Foreign Currency Exchange Contracts at July 31, 2022:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Buy	Morgan Stanley	9/8/2022	21,000	$25,228	$25,596	$368
Euro	Buy	Morgan Stanley	9/12/2022	16,000	16,187	16,399	212
Australian dollar	Sell	Morgan Stanley	8/26/2022	107,000	75,876	74,789	1,087
British pound	Sell	J.P. Morgan	9/8/2022	823,000	1,032,565	1,003,092	29,473
Euro	Sell	State Street Bank and Trust	9/12/2022	5,176,000	5,575,825	5,305,213	270,612
Euro	Sell	Toronto Dominion Bank	9/12/2022	49,000	52,319	50,222	2,097
Euro	Sell	Toronto Dominion Bank	9/12/2022	175,000	185,628	179,369	6,259
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$310,108

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Euro	Buy	Bank of America	9/12/2022	92,000	$97,334	$94,297	$(3,037)
Euro	Buy	Morgan Stanley	9/12/2022	174,000	184,030	178,344	(5,686)
Euro	Buy	State Street Bank and Trust	9/12/2022	129,000	135,110	132,220	(2,890)
Euro	Buy	State Street Bank and Trust	9/12/2022	56,000	58,995	57,398	(1,597)
Euro	Buy	Toronto Dominion Bank	9/12/2022	41,000	43,020	42,024	(996)
British pound	Sell	Bank of America	9/8/2022	17,000	20,503	20,720	(217)
Canadian dollar	Sell	Morgan Stanley	10/20/2022	226,000	175,520	176,439	(919)
Euro	Sell	Bank of America	9/12/2022	80,000	81,778	81,997	(219)
Euro	Sell	Morgan Stanley	9/12/2022	108,000	109,111	110,696	(1,585)
Euro	Sell	Morgan Stanley	9/12/2022	203,000	206,001	208,068	(2,067)
Euro	Sell	State Street Bank and Trust	9/12/2022	68,000	68,693	69,698	(1,005)
Euro	Sell	Toronto Dominion Bank	9/12/2022	66,000	67,296	67,648	(352)
Swedish krona	Sell	Bank of America	10/21/2022	3,733,000	365,994	368,569	(2,575)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(23,145)

42	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2022

Open Futures Contracts at July 31, 2022:

				Notional		Notional		Unrealized
Type	Expiration	Contracts	Position	Amount		Value		Appreciation
Euro-Bobl	September 2022	2	Long	EUR	249,764	EUR	255,740	$6,108
Euro-Bund	September 2022	2	Long		297,204		315,280	18,475
Euro-Buxl	September 2022	2	Long		341,964		371,600	30,290
U.S. 2-Year Treasury Note	September 2022	1	Short		$(211,177)		$(210,461)	716
Total Unrealized Appreciation on Open Futures Contracts								$55,589

				Notional		Notional		Unrealized
Type	Expiration	Contracts	Position	Amount		Value		Depreciation
U.S. 10-Year Ultra Treasury Note	September 2022	7	Short		$(905,350)		$(918,750)	$(13,400)
U.S. 5-Year Treasury Note	September 2022	8	Short		(905,969)		(909,813)	(3,844)
U.S. Ultra Treasury Bond	September 2022	3	Long		476,693		474,937	(1,756)
Total Unrealized Depreciation on Open Futures Contracts								$(19,000)

The following is a summary of the inputs used as of July 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$432,310	$–	$432,310
Convertible Bonds	–	212,073	–	212,073
Corporate Bonds	–	13,703,518	–	13,703,518
Floating Rate Loans	–	386,254	–	386,254
Less Unfunded Commitments	–	(16,699)	–	(16,699)
Foreign Government Obligations	–	3,605,590	89,110	3,694,700
Municipal Bonds	–	598,555	–	598,555
Non-Agency Commercial Mortgage-Backed Securities	–	343,927	–	343,927
U.S. Treasury Obligations	–	487,030	–	487,030
Short-Term Investments
Repurchase Agreements	–	762,462	–	762,462
Total	$–	$20,515,020	$89,110	$20,604,130

Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(9,074)	–	(9,074)
Forward Foreign Currency Exchange Contracts
Assets	–	310,108	–	310,108
Liabilities	–	(23,145)	–	(23,145)
Futures Contracts
Assets	55,589	–	–	55,589
Liabilities	(19,000)	–	–	(19,000)
Total	$36,589	$277,889	$–	$314,478

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

See Notes to Financial Statements.	43

Schedule of Investments (concluded)

CLIMATE FOCUSED BOND FUND July 31, 2022

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

		Floating	Foreign
	Corporate	Rate	Government
Investment Type	Bonds	Loans	Obligations
Balance as of August 1, 2021	$282,928	$19,925	$–
Accrued Discounts (Premiums)	–	–	(37)
Realized Gain (Loss)	–	–	–
Change in Unrealized Appreciation (Depreciation)	–	–	(27,883)
Purchases	–	–	–
Sales	–	–	–
Transfers into Level 3(a)	–	–	117,030
Transfers out of Level 3(a)	(282,928)	(19,925)	–
Balance as of July 31, 2022	$–	$–	$89,110
Change in unrealized appreciation/depreciation for the year ended July 31, 2022, related to Level 3 investments held at July 31, 2022	$–	$–	$(27,883)

(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with the valuation methodology.

44	See Notes to Financial Statements.

Schedule of Investments

EMERGING MARKETS EQUITY FUND July 31, 2022

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 96.55%

COMMON STOCKS 96.55%

Australia 1.33%

Metals & Mining
BHP Group Ltd.	2,207	$60,395

Brazil 4.49%

Electric: Utilities 0.80%
Equatorial Energia SA	7,600	36,442

Insurance 2.26%
BB Seguridade Participacoes SA	18,318	102,634

Internet & Direct Marketing Retail 0.50%
MercadoLibre, Inc.*	28	22,784

Oil, Gas & Consumable Fuels 0.93%
Petroleo Brasileiro SA ADR	2,939	41,969
Total Brazil		203,829

Canada 0.27%

Metals & Mining
Capstone Copper Corp.*	5,398	12,183

China 29.93%

Automobiles 2.50%
BYD Co. Ltd. Class H	3,094	113,197

Banks 2.38%
China Construction Bank Corp. Class H	84,173	53,754
Industrial & Commercial Bank of China Ltd. Class H	102,125	53,992
		107,746
Investments	Shares	U.S. $ Fair Value
China (continued)

Beverages 3.19%
Kweichow Moutai Co. Ltd. Class A	400	$112,700
Wuliangye Yibin Co. Ltd. Class A	1,200	31,822
		144,522

Construction Materials 0.41%
China Resources Cement Holdings Ltd.	30,000	18,453

Electrical Equipment 2.39%
Contemporary Amperex Technology Co. Ltd. Class A*	1,426	108,350

Electronic Equipment, Instruments & Components 0.45%
Sunny Optical Technology Group Co. Ltd.	1,500	20,293

Entertainment 1.75%
NetEase, Inc.	4,239	79,298

Gas Utilities 0.93%
ENN Energy Holdings Ltd.	2,600	42,413

Independent Power & Renewable Electricity Producers 0.58%
China Longyuan Power Group Corp. Ltd. Class H	16,486	26,486

Interactive Media & Services 3.74%
Tencent Holdings Ltd.	4,391	169,707

Internet & Direct Marketing Retail 7.30%
Alibaba Group Holding Ltd.*	12,301	138,306
JD.com, Inc. Class A	3,540	105,607
Meituan Class B†*	2,899	65,034
Pinduoduo, Inc. ADR*	450	22,055
		331,002

See Notes to Financial Statements.	45

Schedule of Investments (continued)

EMERGING MARKETS EQUITY FUND July 31, 2022

Investments	Shares	U.S. $ Fair Value
China (continued)

Life Sciences Tools & Services 1.45%
WuXi AppTec Co. Ltd. Class H†	1,682	$20,376
Wuxi Biologics Cayman, Inc.†*	4,745	45,420
		65,796

Real Estate Management & Development 0.96%
ESR Group Ltd.†*	16,778	43,630

Semiconductors & Semiconductor Equipment 1.31%
LONGi Green Energy Technology Co. Ltd. Class A	6,500	59,555

Textiles, Apparel & Luxury Goods 0.59%
ANTA Sports Products Ltd.	2,439	26,855
Total China		1,357,303

France 1.59%

Textiles, Apparel & Luxury Goods
LVMH Moet Hennessy Louis Vuitton SE	104	72,213

Germany 0.54%

Semiconductors & Semiconductor Equipment
Infineon Technologies AG	894	24,518

Hong Kong 1.10%

Insurance
AIA Group Ltd.	4,944	49,671

India 21.70%

Automobiles 1.95%
Maruti Suzuki India Ltd.	793	88,244

Banks 4.31%
Axis Bank Ltd.	3,765	34,592
Federal Bank Ltd.	28,377	38,368
Investments	Shares	U.S. $ Fair Value
India (continued)

ICICI Bank Ltd. ADR	4,234	$87,982
State Bank of India	5,125	34,343
		195,285

Beverages 0.57%
United Spirits Ltd.*	2,614	25,761

Chemicals 1.34%
Asian Paints Ltd.	1,442	60,917

Health Care Providers & Services 1.18%
Apollo Hospitals Enterprise Ltd.	1,006	53,692

Hotels, Restaurants & Leisure 1.09%
Jubilant Foodworks Ltd.	7,070	49,355

Information Technology Services 3.14%
Infosys Ltd. ADR	6,033	117,583
Infosys Ltd.	1,274	24,991
		142,574

Insurance 1.34%
ICICI Prudential Life Insurance Co. Ltd.†	8,684	60,889

Life Sciences Tools & Services 0.47%
Divi’s Laboratories Ltd.	438	21,247

Oil, Gas & Consumable Fuels 2.54%
Reliance Industries Ltd.*	3,620	115,132

Personal Products 1.76%
Hindustan Unilever Ltd.	2,393	79,943

Real Estate Management & Development 1.00%
Phoenix Mills Ltd. (The)	2,859	45,386

Wireless Telecommunication Services 1.01%
Bharti Airtel Ltd.*	5,357	45,937
Total India		984,362

46	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS EQUITY FUND July 31, 2022

Investments	Shares	U.S. $ Fair Value
Indonesia 3.41%

Banks 1.12%
Bank Mandiri Persero Tbk PT	90,761	$50,804

Diversified Telecommunication Services 1.37%
Telkom Indonesia Persero Tbk PT	218,026	62,273

Household Products 0.92%
Unilever Indonesia Tbk PT	136,646	41,608
Total Indonesia		154,685

Macau 0.26%

Hotels, Restaurants & Leisure
Galaxy Entertainment Group Ltd.	2,000	11,898

Mexico 5.51%

Banks 2.05%
Grupo Financiero Banorte SAB de CV Class O	16,343	92,989

Consumer Finance 0.58%
Gentera SAB de CV	32,377	26,317

Food & Staples Retailing 0.87%
Wal-Mart de Mexico SAB de CV	10,866	39,359

Transportation Infrastructure 2.01%
Grupo Aeroportuario del Pacifico SAB de CV Class B	6,719	91,100
Total Mexico		249,765

Netherlands 2.17%

Oil, Gas & Consumable Fuels
Shell plc	3,689	98,409

Peru 1.59%

Banks
Credicorp Ltd.	556	71,946
Investments	Shares	U.S. $ Fair Value
Singapore 1.89%

Banks
United Overseas Bank Ltd.	4,289	$85,571

South Africa 2.08%

Banks 0.70%
Absa Group Ltd.	3,120	31,972

Food & Staples Retailing 0.74%
Clicks Group Ltd.	1,981	33,352

Metals & Mining 0.64%
Anglo American plc	345	12,470
Sibanye Stillwater Ltd.	6,662	16,365
		28,835
Total South Africa		94,159

South Korea 7.48%

Chemicals 1.41%
LG Chem Ltd.	137	63,808

Life Sciences Tools & Services 0.53%
Samsung Biologics Co. Ltd.†*	36	23,979

Technology Hardware, Storage & Peripherals 4.58%
Samsung Electronics Co. Ltd.	4,389	207,754

Wireless Telecommunication Services 0.96%
SK Telecom Co. Ltd.	1,057	43,628
Total South Korea		339,169

Taiwan 8.40%

Electrical Equipment 1.03%
Voltronic Power Technology Corp.	950	46,661

Electronic Equipment, Instruments & Components 0.86%
Delta Electronics, Inc.	4,500	39,137

See Notes to Financial Statements.	47

Schedule of Investments (concluded)

EMERGING MARKETS EQUITY FUND July 31, 2022

Investments	Shares	U.S. $ Fair Value
Taiwan (continued)

Semiconductors & Semiconductor Equipment 6.51%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	889	$78,659
Taiwan Semiconductor Manufacturing Co. Ltd.	12,637	216,719
		295,378
Total Taiwan		381,176

United Arab Emirates 1.59%

Banks
Abu Dhabi Commercial Bank PJSC	29,011	72,109

United Kingdom 0.94%

Banks
Standard Chartered plc	6,200	42,735
Investments	Shares	U.S. $ Fair Value
United States 0.28%

Information Technology Services
Globant SA*	63	$12,552
Total Common Stocks 96.55% (cost $4,630,540)		4,378,648
Other Assets and Liabilities – Net 3.45%		156,509
Net Assets 100.00%		$4,535,157

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At July 31, 2022, the total value of Rule 144A securities was $259,328, which represents 5.72% of net assets.

The following is a summary of the inputs used as of July 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Brazil	$203,829	$–	$–	$203,829
Canada	12,183	–	–	12,183
China	22,055	1,335,248	–	1,357,303
India	205,565	778,797	–	984,362
Mexico	249,765	–	–	249,765
Peru	71,946	–	–	71,946
South Africa	33,352	60,807	–	94,159
Taiwan	78,659	302,517	–	381,176
United States	12,552	–	–	12,552
Remaining Countries	–	1,011,373	–	1,011,373
Total	$889,906	$3,488,742	$–	$4,378,648

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

48	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL GROWTH FUND July 31, 2022

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 93.93%

COMMON STOCKS 93.93%

Australia 1.34%

Metals & Mining 0.79%
BHP Group Ltd.	588	$16,091

Software 0.55%
WiseTech Global Ltd.	315	11,156
Total Australia		27,247

Brazil 0.52%

Internet & Direct Marketing Retail
MercadoLibre, Inc.*	13	10,578

Canada 2.59%

Banks 0.58%
Royal Bank of Canada	122	11,896

Information Technology Services 0.54%
Shopify, Inc. Class A*	315	10,971

Insurance 0.72%
Intact Financial Corp.	98	14,586

Oil, Gas & Consumable Fuels 0.75%
Pembina Pipeline Corp.	400	15,272
Total Canada		52,725

China 9.90%

Automobiles 1.39%
BYD Co. Ltd. Class H	773	28,281

Beverages 0.65%
Wuliangye Yibin Co. Ltd. Class A	500	13,259

Electrical Equipment 0.75%
Contemporary Amperex Technology Co. Ltd. Class A*	200	15,196
Investments	Shares	U.S. $ Fair Value
China (continued)

Entertainment 0.64%
NetEase, Inc.	691	$12,926

Interactive Media & Services 1.99%
Tencent Holdings Ltd.	1,046	40,427

Internet & Direct Marketing Retail 3.99%
Alibaba Group Holding Ltd.*	1,861	20,924
JD.com, Inc. Class A	1,007	30,041
Meituan Class B†*	1,347	30,218
		81,183

Semiconductors & Semiconductor Equipment 0.49%
LONGi Green Energy
Technology Co. Ltd. Class A	1,100	10,079
Total China		201,351

Denmark 5.87%

Air Freight & Logistics 1.01%
DSV A/S	122	20,557

Biotechnology 0.98%
Genmab A/S*	56	19,926

Electric: Utilities 0.61%
Orsted A/S†	107	12,457

Pharmaceuticals 3.27%
Novo Nordisk A/S Class B	571	66,506
Total Denmark		119,446

France 15.64%

Aerospace & Defense 1.59%
Airbus SE	139	14,987
Thales SA	139	17,286
		32,273

Beverages 1.28%
Pernod Ricard SA	133	26,127

See Notes to Financial Statements.	49

Schedule of Investments (continued)

INTERNATIONAL GROWTH FUND July 31, 2022

Investments	Shares	U.S. $ Fair Value
France (continued)

Chemicals 1.44%
Air Liquide SA	213	$29,284

Information Technology Services 1.13%
Capgemini SE	120	22,888

Life Sciences Tools & Services 0.77%
Sartorius Stedim Biotech	39	15,602

Personal Products 2.43%
L’Oreal SA	131	49,526

Professional Services 1.25%
Teleperformance	76	25,414

Software 1.19%
Dassault Systemes SE	563	24,148

Textiles, Apparel & Luxury Goods 4.56%
Hermes International	19	26,067
LVMH Moet Hennessy Louis Vuitton SE	96	66,658
		92,725
Total France		317,987

Germany 1.94%

Chemicals 1.32%
Symrise AG	230	26,838

Semiconductors & Semiconductor Equipment 0.62%
AIXTRON SE	485	12,538
Total Germany		39,376

Hong Kong 1.84%

Insurance
AIA Group Ltd.	3,730	37,474
Investments	Shares	U.S. $ Fair Value
India 6.52%

Banks 1.82%
ICICI Bank Ltd. ADR	1,781	$37,009

Chemicals 0.95%
Asian Paints Ltd.	458	19,348

Information Technology Services 0.81%
Infosys Ltd. ADR	842	16,411

Oil, Gas & Consumable Fuels 1.23%
Reliance Industries Ltd.*	786	24,998

Personal Products 0.72%
Hindustan Unilever Ltd.	442	14,766

Wireless Telecommunication Services 0.99%
Bharti Airtel Ltd.*	2,346	20,117
Total India		132,649

Indonesia 0.84%

Banks
Bank Rakyat Indonesia Persero Tbk PT	57,943	17,104

Italy 0.95%

Beverages
Davide Campari-Milano N.V.	1,745	19,373

Japan 11.66%

Auto Components 0.73%
Denso Corp.	272	14,877

Building Products 1.02%
Daikin Industries Ltd.	118	20,695

Electrical Equipment 0.92%
Fuji Electric Co. Ltd.	414	18,699

50	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL GROWTH FUND July 31, 2022

Investments	Shares	U.S. $ Fair Value
Japan (continued)

Electronic Equipment, Instruments & Components 1.72%
Keyence Corp.	88	$34,878

Health Care Equipment & Supplies 1.05%
Hoya Corp.	214	21,441

Household Durables 1.75%
Sony Group Corp.	420	35,628

Machinery 0.82%
Ebara Corp.	423	16,571

Pharmaceuticals 1.47%
Daiichi Sankyo Co. Ltd.	1,128	29,908

Semiconductors & Semiconductor Equipment 0.96%
Lasertec Corp.	136	19,471

Specialty Retail 1.22%
Fast Retailing Co. Ltd.	41	24,829
Total Japan		236,997

Netherlands 3.82%

Information Technology Services 0.71%
Adyen NV†*	8	14,390

Semiconductors & Semiconductor Equipment 3.11%
ASML Holding NV	110	63,224
Total Netherlands		77,614

Norway 1.47%

Machinery 0.54%
AutoStore Holdings Ltd.†*	5,904	10,993

Oil, Gas & Consumable Fuels 0.93%
Equinor ASA	491	18,906
Total Norway		29,899
Investments	Shares	U.S. $ Fair Value
Singapore 1.10%

Banks
DBS Group Holdings Ltd.	979	$22,339

South Korea 0.95%

Technology Hardware, Storage & Peripherals
Samsung Electronics Co. Ltd.	408	19,313

Spain 0.61%

Electric: Utilities
Iberdrola SA	1,135	12,120
Iberdrola SA	32	336
		12,456

Sweden 4.23%

Building Products 1.09%
Nibe Industrier AB B Shares	2,201	22,173

Electronic Equipment, Instruments & Components 1.00%
Hexagon AB B Shares	1,727	20,335

Machinery 2.14%
Atlas Copco AB A Shares	2,376	27,774
Epiroc AB Class A	884	15,630
		43,404
Total Sweden		85,912

Switzerland 4.47%

Capital Markets 0.54%
Partners Group Holding AG	10	10,917

Chemicals 1.02%
Sika AG Registered Shares	84	20,755

Health Care Equipment & Supplies 1.17%
Alcon, Inc.	302	23,769

Life Sciences Tools & Services 0.54%
Lonza Group AG Registered Shares	18	10,940

See Notes to Financial Statements.	51

Schedule of Investments (continued)

INTERNATIONAL GROWTH FUND July 31, 2022

Investments	Shares	U.S. $ Fair Value
Switzerland (continued)

Textiles, Apparel & Luxury Goods 1.20%
Cie Financiere Richemont SA Class A	203	$24,477
Total Switzerland		90,858

Taiwan 3.58%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	339	29,995
Taiwan Semiconductor Manufacturing Co. Ltd.	2,494	42,771
		72,766

United Kingdom 6.62%

Beverages 1.97%
Diageo plc	848	40,171

Capital Markets 0.87%
London Stock Exchange Group plc	181	17,664

Communications Equipment 0.53%
Spirent Communications PLC	3,150	10,835

Personal Products 1.28%
Haleon PLC*	3,630	12,899
Unilever plc	270	13,150
		26,049

Pharmaceuticals 1.97%
AstraZeneca plc	304	39,989
Total United Kingdom		134,708

United States 7.47%

Electrical Equipment 1.83%
Schneider Electric SE	269	37,204

Food Products 2.92%
Nestle SA Registered Shares	484	59,303
Investments	Shares	U.S. $ Fair Value
United States (continued)

Pharmaceuticals 2.72%
Eli Lilly & Co.	51	$16,814
Roche Holding AG	116	38,513
		55,327
Total United States		151,834
Total Common Stocks 93.93% (cost $2,061,307)		1,910,006
Other Assets and Liabilities – Net 6.07%		123,523
Net Assets 100.00%		$2,033,529

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At July 31, 2022, the total value of Rule 144A securities was $68,058, which represents 3.35% of net assets.

52	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL GROWTH FUND July 31, 2022

The following is a summary of the inputs used as of July 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Brazil	$10,578	$–	$–	$10,578
Canada	52,725	–	–	52,725
India	53,420	79,229	–	132,649
Taiwan	29,995	42,771	–	72,766
United Kingdom	12,899	121,809	–	134,708
United States	16,814	135,020	–	151,834
Remaining Countries	–	1,354,746	–	1,354,746
Total	$176,431	$1,733,575	$–	$1,910,006

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	53

Schedule of Investments

MID CAP INNOVATION GROWTH FUND July 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 97.05%

COMMON STOCKS 97.05%

Aerospace & Defense 3.41%
Axon Enterprise, Inc.*	611	$67,326
L3Harris Technologies, Inc.	445	106,786
TransDigm Group, Inc.*	202	125,713
Total		299,825

Automobiles 0.78%
Rivian Automotive, Inc. Class A*	1,995	68,429

Banks 0.48%
Popular, Inc.	539	41,864

Beverages 3.42%
Brown-Forman Corp. Class B	1,140	84,611
Constellation Brands, Inc. Class A	617	151,973
Monster Beverage Corp.*	646	64,355
Total		300,939

Biotechnology 9.81%
Alkermes plc (Ireland)*(a)	3,453	88,397
Argenx SE ADR*	576	209,785
Cytokinetics, Inc.*	2,544	107,687
Genmab A/S ADR*	823	29,315
Horizon Therapeutics plc*	647	53,681
Intellia Therapeutics, Inc.*	676	43,778
Krystal Biotech, Inc.*	834	60,532
Seagen, Inc.*	799	143,804
Vertex Pharmaceuticals, Inc.*	446	125,063
Total		862,042

Capital Markets 2.05%
KKR & Co., Inc.	1,233	68,382
MSCI, Inc.	141	67,869
Raymond James Financial, Inc.	445	43,819
Total		180,070

Chemicals 1.19%
Albemarle Corp.	427	104,320
Investments	Shares	Fair Value
Communications Equipment 3.55%
Arista Networks, Inc.*	1,750	$204,102
Calix, Inc.*	1,894	108,034
Total		312,136

Construction & Engineering 1.51%
Quanta Services, Inc.	956	132,626

Electrical Equipment 1.23%
AMETEK, Inc.	877	108,310

Electronic Equipment, Instruments & Components 2.08%
CDW Corp./DE	638	115,816
Trimble, Inc.*	962	66,792
Total		182,608

Entertainment 2.85%
Liberty Media Corp.-Liberty
Formula One Class A*	1,800	111,582
Live Nation Entertainment, Inc.*	1,480	139,105
Total		250,687

Equity Real Estate Investment Trusts 1.39%
SBA Communications Corp.	363	121,892

Health Care Equipment & Supplies 8.17%
Axonics, Inc.*	995	64,546
Cooper Cos., Inc. (The)	127	41,529
DexCom, Inc.*	804	65,992
Edwards Lifesciences Corp.*	808	81,236
Inspire Medical Systems, Inc.*	247	51,621
Insulet Corp.*	260	64,428
iRhythm Technologies, Inc.*	985	152,311
Lantheus Holdings, Inc.*	2,563	196,633
Total		718,296

Health Care Providers & Services 2.61%
Centene Corp.*	1,481	137,688
Molina Healthcare, Inc.*	280	91,762
Total		229,450

54	See Notes to Financial Statements.

Schedule of Investments (continued)

MID CAP INNOVATION GROWTH FUND July 31, 2022

Investments	Shares	Fair Value
Hotels, Restaurants & Leisure 4.13%
Chipotle Mexican Grill, Inc.*	113	$176,757
Hilton Worldwide Holdings, Inc.	583	74,665
Planet Fitness, Inc. Class A*	1,420	111,910
Total		363,332

Information Technology Services 5.16%
Cloudflare, Inc. Class A*	1,229	61,843
Endava plc ADR*	628	64,056
EPAM Systems, Inc.*	252	88,011
MongoDB, Inc.*	340	106,240
WEX, Inc.*	805	133,799
Total		453,949

Interactive Media & Services 0.44%
Match Group, Inc.*	525	38,488

Internet & Direct Marketing Retail 2.30%
Coupang, Inc. (South Korea)*(a)	2,342	40,493
Etsy, Inc.*	708	73,434
MercadoLibre, Inc. (Argentina)*(a)	109	88,694
Total		202,621

Life Sciences Tools & Services 0.38%
Agilent Technologies, Inc.	249	33,391

Oil, Gas & Consumable Fuels 2.24%
Cheniere Energy, Inc.	940	140,605
EQT Corp.	1,284	56,535
Total		197,140

Personal Products 0.38%
Olaplex Holdings, Inc.*	1,951	33,557

Pharmaceuticals 1.17%
Intra-Cellular Therapies, Inc.*	1,894	102,503

Semiconductors & Semiconductor Equipment 10.18%
Enphase Energy, Inc.*	1,116	317,145
Entegris, Inc.	738	81,106
KLA Corp.	206	79,009
Investments	Shares	Fair Value
Semiconductors & Semiconductor Equipment (continued)
Lattice Semiconductor Corp.*	1,920	$118,080
Monolithic Power Systems, Inc. 279		129,657
Rambus, Inc.*	2,971	75,107
SolarEdge Technologies, Inc. (Israel)*(a)	263	94,714
Total		894,818

Software 20.02%
Aspen Technology, Inc.*	426	86,943
Atlassian Corp. plc Class A (Australia)*(a)	440	92,101
Bill.com Holdings, Inc.*	613	82,804
Cadence Design Systems, Inc.*	751	139,746
Clear Secure, Inc. Class A*	3,085	78,112
Crowdstrike Holdings, Inc. Class A*	722	132,559
CyberArk Software Ltd. (Israel)*(a)	537	69,880
Datadog, Inc. Class A*	1,145	116,802
Five9, Inc.*	874	94,497
Fortinet, Inc.*	1,325	79,036
Gitlab, Inc. Class A*	725	41,615
HubSpot, Inc.*	149	45,892
Jamf Holding Corp.*	3,173	77,548
Manhattan Associates, Inc.*	621	87,356
Palo Alto Networks, Inc.*	346	172,689
Paycom Software, Inc.*	280	92,537
Roper Technologies, Inc.	169	73,797
Synopsys, Inc.*	270	99,225
UiPath, Inc. Class A*	3,019	55,338
Zoom Video Communications, Inc. Class A*	400	41,544
Total		1,760,021

Specialty Retail 2.12%
Tractor Supply Co.	419	80,230
Ulta Beauty, Inc.*	273	106,173
Total		186,403

See Notes to Financial Statements.	55

Schedule of Investments (concluded)

MID CAP INNOVATION GROWTH FUND July 31, 2022

Investments	Shares	Fair Value
Technology Hardware, Storage & Peripherals 1.31%
Pure Storage, Inc. Class A*	4,078	$115,611

Textiles, Apparel & Luxury Goods 2.69%
Crocs, Inc.*	1,453	104,093
Lululemon Athletica, Inc. (Canada)*(a)	426	132,277
Total		236,370
Total Common Stocks (cost $8,360,224)		8,531,698
Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.43%

REPURCHASE AGREEMENTS 1.43%
Repurchase Agreement dated 7/29/2022, 0.85% due 8/1/2022 with Fixed Income Clearing Corp. collateralized by $113,100 of U.S. Treasury Inflation Indexed Note at 0.125% due 10/15/2025; value: $128,453; proceeds: $125,861 (cost $125,852)	$125,852	$125,852
Total Investments in Securities 98.48% (cost $8,486,076)		8,657,550
Other Assets and Liabilities - Net 1.52%		133,225
Net Assets 100.00%		$8,790,775
ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of July 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$8,531,698	$–	$–	$8,531,698
Short-Term Investments
Repurchase Agreements	–	125,852	–	125,852
Total	$8,531,698	$125,852	$–	$8,657,550

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

56	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 96.62%

ASSET-BACKED SECURITIES 3.22%

Other
AMMC CLO Ltd. 2021 24A E†	9.28% (3 Mo. LIBOR + 6.57%	)#	1/20/2035	$250,000	$212,411
Carlyle US CLO Ltd. 2019-3A CR†	5.91% (3 Mo. LIBOR + 3.20%	)#	10/20/2032	250,000	234,088
CIFC Funding Ltd. 2013-4A DRR†	5.569% (3 Mo. LIBOR + 2.80%	)#	4/27/2031	250,000	227,036
Neuberger Berman Loan CLO Ltd. 2020 36A ER†	9.46% (3 Mo. LIBOR + 6.75%	)#	4/20/2033	350,000	322,422
Total Asset-Backed Securities (cost $1,088,962)					995,957

CONVERTIBLE BONDS 0.90%

Energy-Alternate Sources 0.07%
Sunrun, Inc.	Zero Coupon		2/1/2026	28,000	21,140

Health Care-Products 0.21%
Cytokinetics, Inc.†	3.50%		7/1/2027	61,000	66,551

Internet 0.30%
iQIYI, Inc. (China)(a)	2.00%		4/1/2025	59,000	48,386
Pinduoduo, Inc. (China)(a)	Zero Coupon		12/1/2025	49,000	43,757
Total					92,143

Media 0.10%
Liberty Media Corp.-Liberty Formula One	1.00%		1/30/2023	16,000	29,486

Oil & Gas 0.12%
Antero Resources Corp.	4.25%		9/1/2026	4,000	36,521

Retail 0.10%
Shake Shack, Inc.	Zero Coupon		3/1/2028	44,000	31,460
Total Convertible Bonds (cost $248,804)					277,301

CORPORATE BONDS 88.13%

Advertising 0.60%
Clear Channel Worldwide Holdings, Inc.†	5.125%		8/15/2027	85,000	78,830
National CineMedia LLC†	5.875%		4/15/2028	40,000	29,003
Outfront Media Capital LLC/Outfront Media Capital Corp.†	6.25%		6/15/2025	80,000	79,299
Total					187,132

See Notes to Financial Statements.	57

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Aerospace/Defense 1.65%
Spirit AeroSystems, Inc.†	5.50%		1/15/2025		$35,000	$34,901
TransDigm, Inc.	5.50%		11/15/2027		502,000	474,694
Total						509,595

Agriculture 0.74%
Darling Ingredients, Inc.†	5.25%		4/15/2027		60,000	60,176
Kernel Holding SA (Ukraine)†(a)	6.50%		10/17/2024		200,000	81,696
MHP SE (Ukraine)†(a)	7.75%		5/10/2024		200,000	87,962
Total						229,834

Airlines 3.66%
Air Canada (Canada)†(a)	3.875%		8/15/2026		153,000	141,138
American Airlines Group, Inc.†	3.75%		3/1/2025		38,000	33,407
American Airlines, Inc.†	11.75%		7/15/2025		269,000	298,965
American Airlines, Inc./AAdvantage Loyalty IP Ltd.†	5.50%		4/20/2026		101,000	99,472
Delta Air Lines, Inc.	4.375%		4/19/2028		175,000	163,953
Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.90%		7/15/2027		64,661	56,072
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%		1/20/2026		66,817	65,049
United Airlines, Inc.†	4.375%		4/15/2026		285,000	274,016
Total						1,132,072

Auto Manufacturers 2.86%
Ford Motor Co.	4.346%		12/8/2026		340,000	334,596
Ford Motor Co.	6.625%		10/1/2028		285,000	300,205
Ford Motor Credit Co. LLC	3.815%		11/2/2027		200,000	183,604
JB Poindexter & Co., Inc.†	7.125%		4/15/2026		69,000	67,406
Total						885,811

Banks 1.16%
Citigroup, Inc.	3.875% (5 Yr. Treasury CMT + 3.42%	)#	–	(b)	80,000	73,324
Citigroup, Inc.	5.95% (3 Mo. LIBOR + 4.07%	)#	–	(b)	27,000	26,922
Goldman Sachs Group, Inc. (The)	3.65% (5 Yr. Treasury CMT + 2.92%	)#	–	(b)	140,000	118,661
JPMorgan Chase & Co.	4.00% (SOFR + 2.74%	)#	–	(b)	70,000	61,588
Texas Capital Bancshares, Inc.	4.00% (5 Yr. Treasury CMT + 3.15%	)#	5/6/2031		25,000	22,811

58	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate		Maturity Date		Principal Amount		Fair Value
Banks (continued)
Wells Fargo & Co.	3.90% (5 Yr. Treasury CMT + 3.45%	)#	–	(b)		$60,000	$55,612
Total							358,918

Building Materials 1.02%
Eco Material Technologies, Inc.†	7.875%		1/31/2027			70,000	62,357
Griffon Corp.	5.75%		3/1/2028			100,000	95,911
SRM Escrow Issuer LLC†	6.00%		11/1/2028			35,000	32,556
Standard Industries, Inc.†	5.00%		2/15/2027			130,000	124,879
Total							315,703

Chemicals 0.86%
ASP Unifrax Holdings, Inc.†	5.25%		9/30/2028			45,000	37,886
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028			55,000	50,126
Ingevity Corp.†	3.875%		11/1/2028			40,000	35,546
Iris Holding, Inc.†	10.00%		12/15/2028			51,000	42,585
Kobe US Midco 2, Inc. PIK 10.0%†	9.25%		11/1/2026			35,000	27,982
NOVA Chemicals Corp. (Canada)†(a)	4.875%		6/1/2024			50,000	49,026
SCIH Salt Holdings, Inc.†	4.875%		5/1/2028			25,000	21,774
Total							264,925

Coal 1.22%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.†	7.50%		5/1/2025			100,000	99,100
CONSOL Energy, Inc.†	11.00%		11/15/2025			60,000	60,965
Coronado Finance Pty Ltd. (Australia)†(a)	10.75%		5/15/2026			71,000	74,041
Natural Resource Partners LP/NRP Finance Corp.†	9.125%		6/30/2025			79,000	80,688
Peabody Energy Corp.†	6.375%		3/31/2025			21,000	20,464
Warrior Met Coal, Inc.†	7.875%		12/1/2028			47,000	43,613
Total							378,871

Commercial Services 3.84%
AA Bond Co. Ltd.(c)	6.50%		1/31/2026		GBP	100,000	109,815
Ahern Rentals, Inc.†	7.375%		5/15/2023			$24,000	18,373
Alta Equipment Group, Inc.†	5.625%		4/15/2026			95,000	79,987
AMN Healthcare, Inc.†	4.625%		10/1/2027			76,000	72,929
Block, Inc.	2.75%		6/1/2026			155,000	144,888
Hertz Corp. (The)†	4.625%		12/1/2026			59,000	52,610
Hertz Corp. (The)	5.50%		10/15/2024			22,000	330	(d)
Hertz Corp. (The)	6.25%		10/15/2022			2,000	30

See Notes to Financial Statements.	59

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Commercial Services (continued)
IPD 3 BV(c)	5.50%	12/1/2025	EUR	100,000	$93,539
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc.†	5.00%	2/1/2026		$63,000	57,058
PeopleCert Wisdom Issuer plc†(c)	5.75%	9/15/2026	EUR	100,000	97,096
Prime Security Services Borrower LLC/Prime Finance, Inc.†	3.375%	8/31/2027		$70,000	64,009
Prime Security Services Borrower LLC/Prime Finance, Inc.†	5.75%	4/15/2026		60,000	61,072
Sabre GLBL, Inc.†	7.375%	9/1/2025		14,000	13,900
Sabre GLBL, Inc.†	9.25%	4/15/2025		33,000	33,616
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.†	4.625%	11/1/2026		100,000	94,046
United Rentals North America, Inc.	4.875%	1/15/2028		75,000	74,987
WASH Multifamily Acquisition, Inc.†	5.75%	4/15/2026		122,000	121,837
Total					1,190,122

Computers 0.65%
Austin BidCo, Inc.†	7.125%	12/15/2028		40,000	32,056
Booz Allen Hamilton, Inc.†	3.875%	9/1/2028		53,000	50,341
Booz Allen Hamilton, Inc.†	4.00%	7/1/2029		26,000	24,838
Science Applications International Corp.†	4.875%	4/1/2028		100,000	95,273
Total					202,508

Distribution/Wholesale 0.93%
American Builders & Contractors Supply Co., Inc.†	4.00%	1/15/2028		141,000	132,161
BCPE Empire Holdings, Inc.†	7.625%	5/1/2027		50,000	43,747
H&E Equipment Services, Inc.†	3.875%	12/15/2028		130,000	113,064
Total					288,972

Diversified Financial Services 2.72%
Bread Financial Holdings, Inc.†	4.75%	12/15/2024		42,000	39,033
Bread Financial Holdings, Inc.†	7.00%	1/15/2026		50,000	47,352
Enova International, Inc.†	8.50%	9/15/2025		30,000	27,677
Jefferson Capital Holdings LLC†	6.00%	8/15/2026		68,000	60,324
Navient Corp.	5.875%	10/25/2024		80,000	78,515
Navient Corp.	6.75%	6/25/2025		34,000	33,109
Navient Corp.	6.75%	6/15/2026		101,000	96,338
OneMain Finance Corp.	3.50%	1/15/2027		160,000	136,548
OneMain Finance Corp.	8.25%	10/1/2023		88,000	89,542
PennyMac Financial Services, Inc.†	5.375%	10/15/2025		50,000	46,877

60	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate		Maturity Date		Principal Amount		Fair Value
Diversified Financial Services (continued)
Radian Group, Inc.	4.875%		3/15/2027			$65,000	$63,724
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.†	2.875%		10/15/2026			85,000	75,283
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Malta)†(a)	7.875%		5/1/2027			50,000	46,111
Total							840,433

Electric 2.44%
Calpine Corp.†	5.125%		3/15/2028			130,000	122,602
Calpine Corp.†	5.25%		6/1/2026			60,000	60,601
DPL, Inc.	4.35%		4/15/2029			40,000	36,859
Elwood Energy LLC	8.159%		7/5/2026			13,364	13,442
FirstEnergy Corp.	2.05%		3/1/2025			75,000	71,239
NextEra Energy Operating Partners LP†	3.875%		10/15/2026			35,000	34,629
NextEra Energy Operating Partners LP†	4.50%		9/15/2027			80,000	79,200
Pike Corp.†	5.50%		9/1/2028			50,000	42,915
Talen Energy Supply LLC(e)	6.50%		6/1/2025			111,000	84,471
Vistra Corp.†	7.00% (5 Yr. Treasury CMT + 5.74%	)#	–	(b)		59,000	54,950
Vistra Corp.†	8.00% (5 Yr. Treasury CMT + 6.93%	)#	–	(b)		35,000	33,983
Vistra Operations Co. LLC†	5.50%		9/1/2026			120,000	121,740
Total							756,631

Electrical Components & Equipment 0.33%
EnerSys†	4.375%		12/15/2027			110,000	101,103

Electronics 0.48%
Imola Merger Corp.†	4.75%		5/15/2029			31,000	29,054
Sensata Technologies BV†	5.00%		10/1/2025			120,000	120,762
Total							149,816

Energy-Alternate Sources 0.75%
Cullinan Holdco Scsp†(c)	4.625%		10/15/2026		EUR	100,000	85,575
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%		1/15/2026			$23,000	22,836
Sunnova Energy Corp.†	5.875%		9/1/2026			14,000	13,177
TerraForm Power Operating LLC†	5.00%		1/31/2028			95,000	91,428
YPF Energia Electrica SA (Argentina)†(a)	10.00%		7/25/2026			27,000	20,448
Total							233,464

See Notes to Financial Statements.	61

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Engineering & Construction 0.69%
AECOM	5.125%	3/15/2027		$64,000	$65,055
Cellnex Telecom SA(c)	1.00%	4/20/2027	EUR	100,000	90,600
Weekley Homes LLC/Weekley Finance Corp.†	4.875%	9/15/2028		$70,000	57,690
Total					213,345

Entertainment 3.27%
AMC Entertainment Holdings, Inc.†	10.00%	6/15/2026		50,000	39,049
Banijay Entertainment SASU(c)	3.50%	3/1/2025	EUR	100,000	98,027
Boyne USA, Inc.†	4.75%	5/15/2029		$29,000	27,188
Buena Vista Gaming Authority†	13.00%	4/1/2023		20,000	20,618
Caesars Entertainment, Inc.†	6.25%	7/1/2025		184,000	183,767
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%	7/1/2025		31,000	31,041
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op	5.375%	4/15/2027		75,000	73,206
Cinemark USA, Inc.†	5.875%	3/15/2026		35,000	33,639
International Game Technology plc†	4.125%	4/15/2026		200,000	191,124
Live Nation Entertainment, Inc.†	4.75%	10/15/2027		110,000	105,057
Mohegan Gaming & Entertainment†	8.00%	2/1/2026		38,000	34,108
Penn National Gaming, Inc.†	5.625%	1/15/2027		50,000	46,523
Pinewood Finance Co. Ltd.†(c)	3.625%	11/15/2027	GBP	100,000	103,574
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.†	7.75%	4/15/2025		$25,000	25,280
Total					1,012,201

Environmental Control 0.29%
Madison IAQ LLC†	4.125%	6/30/2028		100,000	88,630

Food 1.95%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.25%	3/15/2026		179,000	166,559
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.625%	1/15/2027		75,000	70,988
B&G Foods, Inc.	5.25%	4/1/2025		50,000	48,410
Lamb Weston Holdings, Inc.†	4.875%	5/15/2028		50,000	48,794
Nathan’s Famous, Inc.†	6.625%	11/1/2025		18,000	17,348
Performance Food Group, Inc.†	5.50%	10/15/2027		165,000	162,972
Post Holdings, Inc.†	5.625%	1/15/2028		58,000	57,206
SEG Holding LLC/SEG Finance Corp.†	5.625%	10/15/2028		35,000	31,712
Total					603,989

62	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Forest Products & Paper 0.20%
Mercer International, Inc. (Canada)(a)	5.50%	1/15/2026		$65,000	$63,190

Health Care-Products 0.13%
Medline Borrower LP†	3.875%	4/1/2029		45,000	40,733

Health Care-Services 5.08%
Acadia Healthcare Co., Inc.†	5.50%	7/1/2028		130,000	128,570
Air Methods Corp.†	8.00%	5/15/2025		70,000	46,748
Centene Corp.	2.45%	7/15/2028		140,000	125,624
CHS/Community Health Systems, Inc.†	5.625%	3/15/2027		230,000	205,181
Global Medical Response, Inc.†	6.50%	10/1/2025		52,000	48,367
Hadrian Merger Sub, Inc.†	8.50%	5/1/2026		46,000	43,780
HCA, Inc.	5.375%	9/1/2026		265,000	273,689
ModivCare, Inc.†	5.875%	11/15/2025		85,000	83,012
Molina Healthcare, Inc.†	4.375%	6/15/2028		129,000	124,451
Select Medical Corp.†	6.25%	8/15/2026		62,000	62,169
Tenet Healthcare Corp.†	4.875%	1/1/2026		205,000	202,171
Tenet Healthcare Corp.†	6.125%	10/1/2028		160,000	156,186
Tenet Healthcare Corp.†	6.25%	2/1/2027		50,000	50,667
US Acute Care Solutions LLC†	6.375%	3/1/2026		25,000	23,321
Total					1,573,936

Holding Companies-Diversified 0.31%
Stena International SA(c)	3.75%	2/1/2025	EUR	100,000	95,094

Home Builders 1.64%
Century Communities, Inc.†	3.875%	8/15/2029		$54,000	46,048
Forestar Group, Inc.†	3.85%	5/15/2026		151,000	133,648
Forestar Group, Inc.†	5.00%	3/1/2028		30,000	26,367
M/I Homes, Inc.	4.95%	2/1/2028		55,000	50,734
Meritage Homes Corp.	5.125%	6/6/2027		25,000	24,512
Meritage Homes Corp.	6.00%	6/1/2025		17,000	17,265
New Home Co., Inc. (The)†	7.25%	10/15/2025		48,000	39,103
Taylor Morrison Communities, Inc.†	5.875%	6/15/2027		60,000	61,369
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	5.875%	6/15/2024		50,000	50,395
Tri Pointe Homes, Inc.	5.25%	6/1/2027		60,000	57,710
Total					507,151

See Notes to Financial Statements.	63

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Insurance 0.90%
Acrisure LLC/Acrisure Finance, Inc.†	7.00%		11/15/2025		$50,000	$48,050
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	4.25%		10/15/2027		85,000	79,338
Global Atlantic Fin Co.†	4.70% (5 Yr. Treasury CMT + 3.80%	)#	10/15/2051		20,000	16,595
GTCR AP Finance, Inc.†	8.00%		5/15/2027		50,000	49,228
HUB International Ltd.†	7.00%		5/1/2026		35,000	34,602
Liberty Mutual Group, Inc.†	4.125% (5 Yr. Treasury CMT + 3.32%	)#	12/15/2051		60,000	49,978
Total						277,791

Internet 0.68%
Cogent Communications Group, Inc.†	3.50%		5/1/2026		45,000	42,499
Millennium Escrow Corp.†	6.625%		8/1/2026		20,000	15,741
Netflix, Inc.†	3.625%		6/15/2025		106,000	104,473
Twitter, Inc.†	3.875%		12/15/2027		50,000	47,647
Total						210,360

Iron-Steel 0.41%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(a)	8.75%		7/15/2026		13,000	10,834
Cleveland-Cliffs, Inc.†	6.75%		3/15/2026		70,000	72,188
United States Steel Corp.	6.875%		3/1/2029		45,000	43,286
Total						126,308

Leisure Time 1.08%
Carnival Corp.†	4.00%		8/1/2028		30,000	26,228
Life Time, Inc.†	5.75%		1/15/2026		34,000	32,003
Lindblad Expeditions LLC†	6.75%		2/15/2027		46,000	42,317
Pinnacle Bidco plc (United Kingdom)(c)	5.50%		2/15/2025	EUR	100,000	96,699
Royal Caribbean Cruises Ltd.†	11.50%		6/1/2025		$127,000	136,221
Total						333,468

Lodging 2.83%
Boyd Gaming Corp.	4.75%		12/1/2027		95,000	91,524
Full House Resorts, Inc.†	8.25%		2/15/2028		51,000	41,641
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc†	5.00%		6/1/2029		35,000	31,045
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.	4.875%		4/1/2027		30,000	29,530
Las Vegas Sands Corp.	3.50%		8/18/2026		60,000	56,118

64	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Lodging (continued)
Marriott Ownership Resorts, Inc.	4.75%	1/15/2028		$125,000	$113,443
MGM Resorts International	4.75%	10/15/2028		95,000	86,216
MGM Resorts International	5.50%	4/15/2027		121,000	117,588
MGM Resorts International	5.75%	6/15/2025		15,000	14,842
Travel and Leisure Co.†	6.625%	7/31/2026		79,000	80,440
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	4.25%	5/30/2023		14,000	13,912
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027		195,000	181,338
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025		17,000	16,770
Total					874,407

Machinery: Construction & Mining 0.19%
Manitowoc Co., Inc. (The)†	9.00%	4/1/2026		62,000	57,828

Machinery-Diversified 0.55%
ATS Automation Tooling Systems, Inc. (Canada)†(a)	4.125%	12/15/2028		85,000	75,461
Granite US Holdings Corp.†	11.00%	10/1/2027		101,000	94,188
Total					169,649

Media 5.29%
AMC Networks, Inc.	4.75%	8/1/2025		105,000	100,920
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2027		130,000	127,527
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.375%	6/1/2029		145,000	138,439
CSC Holdings LLC	5.25%	6/1/2024		80,000	79,292
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026		14,000	3,098
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.†	5.875%	8/15/2027		65,000	60,668
DISH DBS Corp.†	5.25%	12/1/2026		90,000	78,019
DISH DBS Corp.	5.875%	11/15/2024		100,000	92,291
Gray Television, Inc.†	7.00%	5/15/2027		50,000	50,382
LCPR Senior Secured Financing DAC (Ireland)†(a)	6.75%	10/15/2027		200,000	194,728
Nexstar Media, Inc.†	5.625%	7/15/2027		115,000	115,507
Sirius XM Radio, Inc.†	3.125%	9/1/2026		145,000	137,048
Univision Communications, Inc.†	5.125%	2/15/2025		175,000	170,391
Virgin Media Vendor Financing Notes III DAC(c)	4.875%	7/15/2028	GBP	100,000	106,473
Virgin Media Vendor Financing Notes IV DAC (Ireland)†(a)	5.00%	7/15/2028		200,000	183,000
Total					1,637,783

See Notes to Financial Statements.	65

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Mining 1.87%
Compass Minerals International, Inc.†	4.875%	7/15/2024	$32,000	$29,805
FMG Resources August 2006 Pty Ltd. (Australia)†(a)	4.50%	9/15/2027	114,000	105,362
FMG Resources August 2006 Pty Ltd. (Australia)†(a)	5.125%	5/15/2024	27,000	27,264
Hecla Mining Co.	7.25%	2/15/2028	73,000	72,011
Hudbay Minerals, Inc. (Canada)†(a)	4.50%	4/1/2026	115,000	95,436
Novelis Corp.†	3.25%	11/15/2026	96,000	89,487
Taseko Mines Ltd. (Canada)†(a)	7.00%	2/15/2026	39,000	31,233
Vedanta Resources Ltd. (India)†(a)	6.125%	8/9/2024	200,000	127,398
Total				577,996

Miscellaneous Manufacturing 0.84%
Hillenbrand, Inc.	5.00%	9/15/2026	130,000	126,583
LSB Industries, Inc.†	6.25%	10/15/2028	81,000	73,592
Trinity Industries, Inc.	4.55%	10/1/2024	62,000	60,967
Total				261,142

Oil & Gas 14.09%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026	148,000	153,151
Baytex Energy Corp. (Canada)†(a)	8.75%	4/1/2027	82,000	83,647
Berry Petroleum Co. LLC†	7.00%	2/15/2026	157,000	147,939
California Resources Corp.†	7.125%	2/1/2026	134,000	133,810
Callon Petroleum Co.	6.375%	7/1/2026	84,000	80,620
Calumet Specialty Products Partners LP/Calumet Finance Corp.†	8.125%	1/15/2027	55,000	47,507
Centennial Resource Production LLC†	5.375%	1/15/2026	112,000	102,759
Centennial Resource Production LLC†	6.875%	4/1/2027	55,000	52,638
Chesapeake Energy Corp.†	5.50%	2/1/2026	55,000	55,205
Citgo Holding, Inc.†	9.25%	8/1/2024	75,000	74,857
CITGO Petroleum Corp.†	6.375%	6/15/2026	45,000	43,261
CITGO Petroleum Corp.†	7.00%	6/15/2025	65,000	64,105
Civitas Resources, Inc.†	5.00%	10/15/2026	137,000	128,903
CNX Resources Corp.†	7.25%	3/14/2027	120,000	121,654
Colgate Energy Partners III LLC†	5.875%	7/1/2029	50,000	45,851
Colgate Energy Partners III LLC†	7.75%	2/15/2026	75,000	73,679
Crescent Energy Finance LLC†	7.25%	5/1/2026	173,000	160,528
CrownRock LP/CrownRock Finance, Inc.†	5.625%	10/15/2025	47,000	46,989

66	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Earthstone Energy Holdings LLC†	8.00%	4/15/2027	$153,000	$146,606
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	155,000	151,900
EQT Corp.†	3.125%	5/15/2026	45,000	43,269
Geopark Ltd. (Colombia)†(a)	5.50%	1/17/2027	200,000	172,354
Gulfport Energy Operating Corp.†	8.00%	5/17/2026	64,731	65,130
Laredo Petroleum, Inc.	9.50%	1/15/2025	150,000	153,927
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	97,000	92,565
Matador Resources Co.	5.875%	9/15/2026	187,000	190,504
MEG Energy Corp. (Canada)†(a)	5.875%	2/1/2029	45,000	42,821
Murphy Oil Corp.	6.375%	7/15/2028	35,000	34,993
Nabors Industries, Inc.	5.75%	2/1/2025	33,000	30,307
Nabors Industries, Inc.†	7.375%	5/15/2027	20,000	19,833
Nabors Industries, Inc.†	9.00%	2/1/2025	40,000	40,150
Oasis Petroleum, Inc.†	6.375%	6/1/2026	160,000	157,770
Occidental Petroleum Corp.	5.55%	3/15/2026	325,000	334,355
Occidental Petroleum Corp.	8.00%	7/15/2025	30,000	33,043
PBF Holding Co. LLC/PBF Finance Corp.	7.25%	6/15/2025	43,000	42,493
PDC Energy, Inc.	5.75%	5/15/2026	185,000	181,069
Penn Virginia Holdings LLC†	9.25%	8/15/2026	109,000	107,501
Petroleos Mexicanos (Mexico)(a)	6.49%	1/23/2027	135,000	122,812
Precision Drilling Corp. (Canada)†(a)	6.875%	1/15/2029	41,000	36,833
Precision Drilling Corp. (Canada)†(a)	7.125%	1/15/2026	16,000	14,870
Range Resources Corp.	4.875%	5/15/2025	147,000	146,860
SM Energy Co.	6.625%	1/15/2027	25,000	24,950
SM Energy Co.	6.75%	9/15/2026	25,000	24,781
Southwestern Energy Co.	5.375%	2/1/2029	30,000	29,368
Tap Rock Resources LLC†	7.00%	10/1/2026	120,000	113,520
Vermilion Energy, Inc. (Canada)†(a)	5.625%	3/15/2025	65,000	63,834
W&T Offshore, Inc.†	9.75%	11/1/2023	130,000	125,791
Total				4,361,312

Oil & Gas Services 2.12%
Bristow Group, Inc.†	6.875%	3/1/2028	33,000	29,388
Exterran Energy Solutions LP/EES Finance Corp.	8.125%	5/1/2025	50,000	47,891
Oceaneering International, Inc.	4.65%	11/15/2024	182,000	171,398
USA Compression Partners LP/USA Compression Finance Corp.	6.875%	4/1/2026	59,000	55,400

See Notes to Financial Statements.	67

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate		Maturity Date		Principal Amount		Fair Value
Oil & Gas Services (continued)
USA Compression Partners LP/USA Compression Finance Corp.	6.875%		9/1/2027			$38,000	$34,806
Weatherford International Ltd.†	6.50%		9/15/2028			25,000	23,831
Weatherford International Ltd.†	11.00%		12/1/2024			100,000	101,402
Welltec International ApS (Denmark)†(a)	8.25%		10/15/2026			200,000	192,335
Total							656,451

Packaging & Containers 2.04%
Berry Global, Inc.†	4.875%		7/15/2026			79,000	77,681
Berry Global, Inc.†	5.625%		7/15/2027			3,000	3,032
Century Communities, Inc.	6.75%		6/1/2027			60,000	61,050
General Electric Co.	5.159% (3 Mo. LIBOR + 3.33%	)#	–	(b)		97,000	90,816
LABL, Inc.†	6.75%		7/15/2026			60,000	58,215
Mauser Packaging Solutions Holding Co.†	5.50%		4/15/2024			85,000	84,176
Pactiv LLC	7.95%		12/15/2025			40,000	35,700
Sealed Air Corp.†	5.50%		9/15/2025			50,000	51,071
Silgan Holdings, Inc.	4.125%		2/1/2028			146,000	137,083
Trident TPI Holdings, Inc.†	9.25%		8/1/2024			36,000	33,212
Total							632,036

Pharmaceuticals 1.78%
Grifols SA(c)	2.25%		11/15/2027		EUR	100,000	91,709
Horizon Therapeutics USA, Inc.†	5.50%		8/1/2027			$200,000	198,712
Option Care Health, Inc.†	4.375%		10/31/2029			86,000	78,580
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(a)	3.15%		10/1/2026			200,000	180,927
Total							549,928

Pipelines 2.30%
Antero Midstream Partners LP/Antero Midstream Finance Corp.†	7.875%		5/15/2026			82,000	85,925
Buckeye Partners LP	3.95%		12/1/2026			71,000	66,203
Buckeye Partners LP†	4.125%		3/1/2025			42,000	40,584
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078			53,000	44,006
Cheniere Energy Partners LP	4.50%		10/1/2029			40,000	38,858
Delek Logistics Partners LP/Delek Logistics Finance Corp.†	7.125%		6/1/2028			45,000	41,132
EQM Midstream Partners LP	4.125%		12/1/2026			65,000	60,022
Northriver Midstream Finance LP (Canada)†(a)	5.625%		2/15/2026			98,000	96,961

68	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Pipelines (continued)
PBF Logistics LP/PBF Logistics Finance Corp.	6.875%	5/15/2023		$65,000	$65,182
Venture Global Calcasieu Pass LLC†	3.875%	8/15/2029		35,000	32,379
Western Midstream Operating LP	3.95%	6/1/2025		141,000	139,706
Total					710,958

Real Estate 0.97%
Canary Wharf Group Investment Holdings plc(c)	3.375%	4/23/2028	GBP	100,000	110,023
Starwood Property Trust, Inc.†	4.375%	1/15/2027		$105,000	96,428
Vivion Investments Sarl(c)	3.00%	8/8/2024	EUR	100,000	93,748
Total					300,199

REITS 3.40%
Blackstone Mortgage Trust, Inc.†	3.75%	1/15/2027		$34,000	30,315
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%	6/15/2026		68,000	59,990
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%	4/15/2025		119,000	116,326
IIP Operating Partnership LP	5.50%	5/25/2026		50,000	43,251
Iron Mountain, Inc.†	4.875%	9/15/2027		70,000	67,010
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.25%	2/1/2027		51,000	45,549
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	5.25%	10/1/2025		58,000	54,889
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	5.875%	10/1/2028		90,000	88,362
SBA Communications Corp.	3.875%	2/15/2027		105,000	100,306
Service Properties Trust	7.50%	9/15/2025		70,000	67,957
Starwood Property Trust, Inc.†	3.75%	12/31/2024		84,000	81,117
VICI Properties LP/VICI Note Co., Inc.†	3.50%	2/15/2025		103,000	97,464
VICI Properties LP/VICI Note Co., Inc.†	3.75%	2/15/2027		35,000	32,108
VICI Properties LP/VICI Note Co., Inc.†	4.25%	12/1/2026		50,000	47,071
VICI Properties LP/VICI Note Co., Inc.†	4.625%	6/15/2025		8,000	7,775
VICI Properties LP/VICI Note Co., Inc.†	5.625%	5/1/2024		36,000	36,061
XHR LP†	6.375%	8/15/2025		75,000	75,610
Total					1,051,161

Retail 3.40%
1011778 BC ULC/New Red Finance, Inc. (Canada)†(a)	3.50%	2/15/2029		125,000	114,046
Afflelou SAS(c)	4.25%	5/19/2026	EUR	100,000	93,390
BCPE Ulysses Intermediate, Inc. PIK 8.50%†	7.75%	4/1/2027		$55,000	38,527
Beacon Roofing Supply, Inc.†	4.50%	11/15/2026		95,000	91,890

See Notes to Financial Statements.	69

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Retail (continued)
Brinker International, Inc.†	5.00%		10/1/2024		$50,000	$47,808
Golden Goose SpA†(c)	4.875% (3 Mo. EURIBOR + 4.87%	)#	5/14/2027	EUR	100,000	88,905
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028		$43,000	27,936
IRB Holding Corp.†	7.00%		6/15/2025		50,000	51,200
Ken Garff Automotive LLC†	4.875%		9/15/2028		28,000	23,137
LBM Acquisition LLC†	6.25%		1/15/2029		16,000	12,119
Lithia Motors, Inc.†	4.625%		12/15/2027		80,000	76,272
Nordstrom, Inc.	4.00%		3/15/2027		60,000	55,034
Park River Holdings, Inc.†	5.625%		2/1/2029		50,000	32,431
Party City Holdings, Inc.†	6.125%		8/15/2023		17,000	13,714
Party City Holdings, Inc.†	6.625%		8/1/2026		20,000	10,300
Party City Holdings, Inc.†	8.75%		2/15/2026		27,000	16,430
Penske Automotive Group, Inc.	3.50%		9/1/2025		75,000	72,414
Specialty Building Products Holdings LLC/SBP Finance Corp.†	6.375%		9/30/2026		48,000	42,844
SRS Distribution, Inc.†	4.625%		7/1/2028		104,000	97,378
White Cap Buyer LLC†	6.875%		10/15/2028		55,000	46,603
Total						1,052,378

Semiconductors 0.10%
Entegris Escrow Corp.†	4.75%		4/15/2029		32,000	30,880

Software 0.61%
PTC, Inc.†	3.625%		2/15/2025		129,000	125,933
SS&C Technologies, Inc.†	5.50%		9/30/2027		31,000	30,616
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.†	3.875%		2/1/2029		37,000	33,159
Total						189,708

Telecommunications 2.60%
Lumen Technologies, Inc.†	4.00%		2/15/2027		153,000	141,153
Maxar Technologies, Inc.†	7.75%		6/15/2027		88,000	90,175
Sprint Capital Corp.	6.875%		11/15/2028		100,000	112,386
Sprint Corp.	7.625%		3/1/2026		235,000	256,581
T-Mobile USA, Inc.	2.25%		2/15/2026		175,000	163,377
Vodafone Group plc (United Kingdom)(a)	3.25% (5 Yr. Treasury CMT + 2.45%	)#	6/4/2081		45,000	40,125
Total						803,797

70	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Total Trucking & Leasing 0.38%
Fly Leasing Ltd. (Ireland)†(a)	7.00%		10/15/2024	$60,000	$32,996
Fortress Transportation and Infrastructure Investors LLC†	6.50%		10/1/2025	86,000	85,722
Total					118,718

Transportation 0.06%
Carriage Purchaser, Inc.†	7.875%		10/15/2029	25,000	17,475

Water 0.17%
Solaris Midstream Holdings LLC†	7.625%		4/1/2026	55,000	53,358
Total Corporate Bonds (cost $28,289,934)					27,279,270

FLOATING RATE LOANS(f) 3.61%

Apparel 0.18%
Birkenstock GmbH & Co. KG USD Term Loan B (Germany)(a)	–	(g)	4/28/2028	59,849	56,183

Auto Parts & Equipment 0.26%
Chassix Inc. 2017 1st Lien Term Loan	7.063% - 7.56% (3 Mo. LIBOR + 5.50% (6 Mo. LIBOR + 5.50%	) )	11/15/2023	94,083	81,429

Building Materials 0.15%
ACProducts, Inc. 2021 Term Loan B	–	(g)	5/17/2028	65,000	47,008

Coal 0.45%
Peabody Energy Corporation 2018 Term Loan	5.05% (1 Mo. LIBOR + 2.75%	)	3/31/2025	149,354	139,065

Computers 0.06%
Magenta Buyer LLC 2021 USD 1st Lien Term Loan	7.05% (1 Mo. LIBOR + 4.75%	)	7/27/2028	19,958	19,028

Electric 0.35%
Helix Gen Funding, LLC Term Loan B	6.122% (1 Mo. LIBOR + 3.75%	)	6/3/2024	61,171	56,599
Kestrel Acquisition, LLC 2018 Term Loan B	6.63% (1 Mo. LIBOR + 4.25%	)	6/2/2025	54,574	51,154
Total					107,753

See Notes to Financial Statements.	71

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Energy: Alternate Sources 0.15%
CPV Shore Holdings, LLC Term Loan	6.13% (1 Mo. LIBOR + 3.75%	)	12/29/2025		$25,069	$22,918
Oregon Clean Energy, LLC Term Loan	6.122% (1 Mo. LIBOR + 3.75%	)	3/1/2026		24,226	22,873
Total						45,791

Engineering & Construction 0.05%
USIC Holdings, Inc. 2021 2nd Lien Term Loan	8.872% (1 Mo. LIBOR + 6.50%	)	5/14/2029		16,454	15,001

Entertainment 0.13%
Vue International Bidco p.l.c. 2019 EUR Term Loan B(c)(e)	–	(g)	7/3/2026	EUR	51,659	39,186

Health Care Products 0.08%
Maravai Intermediate Holdings, LLC 2022 Term Loan B	5.553% (SOFR + 3.00%	)	10/19/2027		$26,074	25,651

Health Care Services 0.36%
EyeCare Partners, LLC 2021 Incremental Term Loan	6.00% (3 Mo. LIBOR + 3.75%	)	11/15/2028		49,875	46,592
National Mentor Holdings, Inc. 2021 Term Loan C	6.01% (3 Mo. LIBOR + 3.75%	)	3/2/2028		2,025	1,731
National Mentor Holdings, Inc. 2021 Term Loan	6.01% - 6.13% (3 Mo. LIBOR + 3.75% (1 Mo. LIBOR + 3.75%	) )	3/2/2028		68,503	58,558
SCP Eye Care Services, LLC 2021 Delayed Draw Term Loan(h)	4.50%		3/16/2028		882	845
SCP Eye Care Services, LLC 2021 Term Loan	6.75% (3 Mo. LIBOR + 4.50%	)	3/16/2028		5,039	4,825
Total						112,551

Information Technology 0.08%
Riverbed Technology, Inc. 2021 PIK Exit Term Loan PIK 2.00%	7.63%		12/7/2026		52,112	24,835

Internet 0.04%
Anastasia Parent, LLC 2018 Term Loan B	6.00% (3 Mo. LIBOR + 3.75%	)	8/10/2025		13,915	10,765

72	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Leisure Time 0.26%
Bulldog Purchaser Inc. 2018 Term Loan	5.325% (3 Mo. LIBOR + 3.75%	)	9/5/2025	$15,686	$14,441
Equinox Holdings, Inc. 2020 Term Loan B2	11.25% (3 Mo. LIBOR + 9.00%	)	3/8/2024	13,583	12,072
Gibson Brands Inc. 2021 Term Loan	6.411% (3 Mo. LIBOR + 5.00%	)	8/11/2028	40,323	34,880
Travel Leaders Group, LLC 2018 Term Loan B	6.372% (1 Mo. LIBOR + 4.00%	)	1/25/2024	21,938	19,840
Total					81,233

Machinery: Diversified 0.05%
CMBF LLC Term Loan	7.872% (1 Mo. LIBOR + 6.00%	)	8/2/2028	16,448	15,050

Media 0.15%
NEP/NCP Holdco, Inc. 2018 2nd Lien Term Loan	9.372% (1 Mo. LIBOR + 7.00%	)	10/19/2026	50,000	46,250

Metal Fabricate/Hardware 0.06%
Tank Holding Corp. 2022 Term Loan	8.427% (1 Mo. SOFR + 6.00%	)	3/31/2028	20,300	19,412

Oil & Gas 0.11%
Parkway Generation, LLC Term Loan B	7.122% (1 Mo. LIBOR + 4.75%	)	2/18/2029	30,625	29,643
Parkway Generation, LLC Term Loan C	7.122% (1 Mo. LIBOR + 4.75%	)	2/18/2029	4,298	4,162
Total					33,805

Oil & Gas Services 0.18%
Ulterra Drilling Technologies, LP Term Loan B	7.622% (1 Mo. LIBOR + 5.25%	)	11/26/2025	59,159	56,398

Paper & Forest Products 0.13%
Sylvamo Corporation Term Loan B	6.872% (1 Mo. LIBOR + 4.50%	)	8/18/2028	40,854	39,066

Pharmaceuticals 0.19%
Canopy Growth Corporation Term Loan (Canada)(a)	11.248% (1 Mo. LIBOR + 8.50%	)	3/18/2026	12,464	10,989
Grifols Worldwide Operations USA, Inc. USD 2019 Term Loan B	4.372% (1 Mo. LIBOR + 2.00%	)	11/15/2027	50,000	47,941
Total					58,930

See Notes to Financial Statements.	73

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Retail 0.14%
Park River Holdings Inc Term Loan	5.527% (1 Mo. LIBOR + 3.25%	)	12/28/2027	$49,874	$44,562

Telecommunications 0.00%
Intelsat Jackson Holdings S.A. 2021 Exit Term Loan B (Luxembourg)(a)	4.50% (SOFR + 2.94%	)	2/1/2029	1	1
Total Floating Rate Loans (cost $1,192,588)					1,118,953

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.66%
BFLD 2019-DPLO F†	4.539% (1 Mo. LIBOR + 2.54%	)#	10/15/2034	33,000	30,776
Great Wolf Trust 2019-WOLF B†	3.333% (1 Mo. LIBOR + 1.33%	)#	12/15/2036	15,000	14,458
Great Wolf Trust 2019-WOLF D†	3.932% (1 Mo. LIBOR + 1.93%	)#	12/15/2036	27,000	25,700
Great Wolf Trust 2019-WOLF E†	4.731% (1 Mo. LIBOR + 2.73%	)#	12/15/2036	17,000	16,210
JP Morgan Chase Commercial Mortgage Securities Trust 2021-1440 E†	5.849% (1 Mo. LIBOR + 3.85%	)#	3/15/2036	100,000	95,387
KKR Industrial Portfolio Trust 2021-KDIP D†	3.249% (1 Mo. LIBOR + 1.25%	)#	12/15/2037	7,500	7,138
KKR Industrial Portfolio Trust 2021-KDIP E†	3.549% (1 Mo. LIBOR + 1.55%	)#	12/15/2037	7,500	7,085
KKR Industrial Portfolio Trust 2021-KDIP F†	4.049% (1 Mo. LIBOR + 2.05%	)#	12/15/2037	7,500	6,958
Total Non-Agency Commercial Mortgage-Backed Securities (cost $210,871)					203,712

	Dividend Rate			Shares
PREFERRED STOCKS 0.10%

Commercial Banks
Synovus Financial Corp. (cost $31,620)	6.30% (3 Mo. LIBOR + 3.35%	)#		1,200	30,684
Total Long-Term Investments (cost $31,062,779)					29,905,877

74	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.68%

REPURCHASE AGREEMENTS 0.68%
Repurchase Agreement dated 7/29/2022, 0.850% due 8/1/2022 with Fixed Income Clearing Corp. collateralized by $189,900 of U.S. Treasury Inflation Indexed Note at 0.125% due 10/15/2025; value: $215,678; proceeds: $211,395 (cost $211,380)			$211,380	$211,380
Total Investments in Securities 97.30% (cost $31,274,159)				30,117,257
Less Unfunded Loan Commitments (0.00%) (cost $874)(i)				(845)
Net Investments in Securities 97.30% (cost $31,273,285)				30,116,412
Other Assets and Liabilities – Net(j) 2.70%				836,973
Net Assets 100.00%				$30,953,385

EUR	Euro.
GBP	British pound.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At July 31, 2022, the total value of Rule 144A securities was $19,069,436, which represents 61.61% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at July 31, 2022.
(a)	Foreign security traded in U.S. dollars.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Level 3 Investment as described in Note 2(p) in the Notes to Schedule of Investments. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(e)	Defaulted (non-income producing security).
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at July 31, 2022.
(g)	Interest rate to be determined.
(h)	Security partially/fully unfunded. See Note 2(o).
(i)	See Note 2(o).
(j)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

See Notes to Financial Statements.	75

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at July 31, 2022(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
Markit CDX.NA.HY.S38(4)(5)	Bank of America	5.00%	6/20/2027	$1,591,920	$(22,621)	$18,308	$40,929

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments (received) paid by Central Clearing Party are presented net of amortization (See Note 2(i)).
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $40,929. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

Open Consumer Price Index (“CPI”) Centrally Cleared Swaps at July 31, 2022:

Swap Counterparty	Payments to be Made By the Fund at Termination Date	Payments to be Received By the Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America	2.665%	CPI Urban Consumer NSA	5/12/2052	$505,000	$(1,536	)(1)
Bank of America	2.665%	CPI Urban Consumer NSA	5/12/2052	263,000	(9,273	)(2)
Unrealized Depreciation on CPI Centrally Cleared Swaps						$(10,809)

(1)	Includes upfront payment of $(7,056).
(2)	Includes upfront payment of $4,799.

Open Forward Foreign Currency Exchange Contracts at July 31, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Buy	Bank of America	9/8/2022	14,000	$16,956	$17,064	$108
British pound	Buy	Morgan Stanley	9/8/2022	10,000	12,013	12,188	175
British pound	Buy	Morgan Stanley	9/8/2022	89,000	105,661	108,475	2,814
British pound	Buy	Morgan Stanley	9/8/2022	90,000	108,337	109,694	1,357
Euro	Buy	Morgan Stanley	9/12/2022	80,000	81,855	81,997	142
Euro	Buy	State Street Bank and Trust	9/12/2022	89,000	90,860	91,222	362
Euro	Buy	State Street Bank and Trust	9/12/2022	45,000	45,641	46,123	482
British pound	Sell	J.P. Morgan	9/8/2022	463,000	580,896	564,315	16,581
British pound	Sell	Morgan Stanley	9/8/2022	97,000	118,700	118,226	474
Euro	Sell	State Street Bank and Trust	9/12/2022	1,520,000	1,637,414	1,557,945	79,469

76	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Sell	State Street Bank and Trust	9/12/2022	55,000	$57,639	$56,373	$1,266
Euro	Sell	State Street Bank and Trust	9/12/2022	88,000	91,962	90,197	1,765
Euro	Sell	State Street Bank and Trust	9/12/2022	6,000	6,347	6,150	197
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$105,192

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Buy	Bank of America	9/12/2022	18,000	$19,043	$18,449	$(594)
Euro	Buy	Barclays Bank plc	9/12/2022	20,000	20,952	20,499	(453)
Euro	Buy	Toronto Dominion Bank	9/12/2022	365,000	387,166	374,112	(13,054)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(14,101)

Open Futures Contracts at July 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	September 2022	10	Long	$2,098,535	$2,104,609	$6,074

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	September 2022	4	Short	$(447,680)	$(454,906)	$(7,226)

The following is a summary of the inputs used as of July 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$995,957	$–	$995,957
Convertible Bonds	–	277,301	–	277,301
Corporate Bonds
Commercial Services	–	1,189,792	330	1,190,122
Remaining Industries	–	26,089,148	–	26,089,148
Floating Rate Loans	–	1,118,953	–	1,118,953
Less Unfunded Commitments	–	(845)	–	(845)
Non-Agency Commercial Mortgage-Backed Securities	–	203,712	–	203,712
Preferred Stocks	30,684	–	–	30,684
Short-Term Investments
Repurchase Agreements	–	211,380	–	211,380
Total	$30,684	$30,085,398	$330	$30,116,412

See Notes to Financial Statements.	77

Schedule of Investments (concluded)

SHORT DURATION HIGH YIELD FUND July 31, 2022

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$40,929	$–	$40,929
Liabilities	–	–	–	–
Centrally Cleared CPI Swap Contracts
Assets	–	–	–	–
Liabilities	–	(10,809)	–	(10,809)
Forward Foreign Currency Exchange Contracts
Assets	–	105,192	–	105,192
Liabilities	–	(14,101)	–	(14,101)
Futures Contracts
Assets	6,074	–	–	6,074
Liabilities	(7,226)	–	–	(7,226)
Total	$(1,152)	$121,211	$–	$120,059

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

78	See Notes to Financial Statements.

This page is intentionally left blank.

Statements of Assets and Liabilities

July 31, 2022

	Climate Focused Bond Fund	Emerging Markets Equity Fund
ASSETS:
Investments in securities, at cost	$23,087,135	$4,630,540
Investments in securities, at fair value	$20,604,130	$4,378,648
Cash	5,409	–
Deposits with brokers for futures collateral	57,901	–
Deposit with brokers for swaps collateral	215	–
Foreign cash, at value (cost $1,524, $189,533, $8,738, $0, $0, respectively)	3,091	186,878
Receivables:
Interest and dividends	127,660	3,541
Investment securities sold	46,362	19,905
From advisor (See Note 3)	33,704	10,768
From broker	–	52,304
Capital shares sold	10,252	–
Variation margin for centrally cleared swap agreements	8,964	–
Variation margin for futures contracts	3,153	–
Unrealized appreciation on forward foreign currency exchange contracts	310,108	–
Prepaid expenses	68,361	22,583
Total assets	21,279,310	4,674,627
LIABILITIES:
Payables:
Investment securities purchased	127,314	55,911
Professional fee	–	–
Offering costs	2,840	–
12b-1 distribution plan	1,700	959
Fund administration	698	153
Trustees’ fees	432	–
Capital shares reacquired	192	–
Variation margin for futures contracts	–	–
To bank	–	37,974
Foreign capital gains taxes deferred	–	2,492
Unrealized depreciation on forward foreign currency exchange contracts	23,145	–
Unrealized depreciation on unfunded commitments	639	–
Distributions payable	34,319	–
Foreign currency overdraft (cost $0, $0, $0, $0 $2,074, respectively)	–	–
Accrued expenses and other liabilities	100,425	41,981
Total liabilities	291,704	139,470
Commitments and contingent liabilities
NET ASSETS	$20,987,606	$4,535,157
COMPOSITION OF NET ASSETS:
Paid-in capital	$23,347,092	$5,015,682
Total distributable earnings (loss)	(2,359,486)	(480,525)
Net Assets	$20,987,606	$4,535,157

80	See Notes to Financial Statements.

International Growth Fund	Mid Cap Innovation Growth Fund	Short Duration High Yield Fund

$2,061,307	$8,486,076	$31,273,285
$1,910,006	$8,657,550	$30,116,412
88,645	–	13,881
–	–	9,047
–	–	241,974

8,116	–	–

1,371	13	460,425
2,323	477,848	378,918
11,880	16,044	32,361
–	–	–
106	2,357	149,945
–	–	16,627
–	–	–

–	–	105,192
98,125	38,340	83,402
2,120,572	9,192,152	31,608,184

16,876	323,397	307,846
37,984	–	–
–	–	1,000
336	1,170	2,168
66	283	1,010
452	383	391
–	16,635	68,702
–	–	1,052
–	–	–
–	–	–

–	–	14,101
–	–	29
–	–	164,266
–	–	2,079
31,329	59,509	92,155
87,043	401,377	654,799

$2,033,529	$8,790,775	$30,953,385

$2,512,698	$11,027,235	$33,009,426
(479,169)	(2,236,460)	(2,056,041)
$2,033,529	$8,790,775	$30,953,385

See Notes to Financial Statements.	81

Statements of Assets and Liabilities (concluded)

July 31, 2022.

	Climate Focused Bond Fund	Emerging Markets Equity Fund
Net assets by class:
Class A Shares	$5,107,632	$2,726,638
Class C Shares	$851,701	$450,652
Class F Shares	$4,134,387	$22,626
Class F3 Shares	$114,537	$226,336
Class I Shares	$10,282,361	$429,896
Class R3 Shares	$22,910	$–
Class R4 Shares	$22,910	$–
Class R5 Shares	$22,910	$–
Class R6 Shares	$428,258	$679,009
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	557,398	201,055
Class C Shares	92,959	33,333
Class F Shares	451,174	1,667
Class F3 Shares	12,500	16,667
Class I Shares	1,122,046	31,667
Class R3 Shares	2,500	–
Class R4 Shares	2,500	–
Class R5 Shares	2,500	–
Class R6 Shares	46,750	50,000
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$9.16	$13.56
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%, 5.75%, 5.75%, 5.75% and 2.25% respectively)	$9.37	$14.39
Class C Shares-Net asset value	$9.16	$13.52
Class F Shares-Net asset value*	$9.16	$13.58
Class F3 Shares-Net asset value*	$9.16	$13.58
Class I Shares-Net asset value*	$9.16	$13.58
Class R3 Shares-Net asset value*	$9.16	$ –
Class R4 Shares-Net asset value*	$9.16	$ –
Class R5 Shares-Net asset value*	$9.16	$ –
Class R6 Shares-Net asset value	$9.16	$13.58

*	Net asset value may not recalculate due to rounding of fractional shares.

82	See Notes to Financial Statements.

International Growth Fund	Mid Cap Innovation Growth Fund	Short Duration High Yield Fund

$1,241,624	$2,731,877	$11,089,685
$92,140	$477,050	$1,399,253
$77,441	$2,982,771	$16,197,197
$7,751	$7,581	$9,160
$7,744	$83,282	$2,061,070
$7,701	$7,511	$10,008
$7,722	$7,540	$9,160
$7,744	$7,571	$9,160
$583,662	$2,485,592	$168,692

107,180	241,514	1,128,044
8,019	42,682	142,348
6,667	262,591	1,648,311
667	667	932
667	7,333	209,807
667	667	1,018
667	667	932
667	667	932
50,201	218,594	17,159

$11.58	$11.31	$9.83

$12.29	$12.00	$10.06
$11.49	$11.18	$9.83
$11.62	$11.36	$9.83
$11.63	$11.37	$9.83
$11.62	$11.36	$9.82
$11.55	$11.27	$9.83
$11.58	$11.31	$9.83
$11.62	$11.36	$9.83
$11.63	$11.37	$9.83

See Notes to Financial Statements.	83

Statements of Operations

For the Period Ended July 31, 2022

	Climate Focused Bond Fund	Emerging Markets Equity Fund*
Investment income:
Dividends (net of foreign withholding taxes of $178 and $6,152, $3,348, $67 and $0, respectively)	$1,051	$81,000
Interest and other	415,320	–
Total investment income	416,371	81,000
Expenses:
Management fee	78,605	15,812
12b-1 distribution plan–Class A	9,832	2,967
12b-1 distribution plan–Class C	7,310	1,974
12b-1 distribution plan–Class F	3,968	10
12b-1 distribution plan–Class R3	122	–
12b-1 distribution plan–Class R4	61	–
Registration	112,572	7,216
Professional	53,782	35,115
Reports to shareholders	31,330	500
Custody	13,726	2,250
Fund administration	8,983	791
Shareholder servicing	2,251	1,909
Trustees’ fees	534	24
Market data	–	5,450
Other	17,098	–
Gross expenses	340,174	74,018
Expense reductions (See Note 9)	(55)	(8)
Fees waived and expenses reimbursed (See Note 3)	(222,054)	(49,817)
Net expenses	118,065	24,193
Net investment income (loss)	298,306	56,807
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(741,702)	(276,409)
Net realized gain (loss) on futures contracts	122,375	–
Net realized gain (loss) on forward foreign currency exchange contracts	1,234,917	63
Net realized gain (loss) on swap contracts	6,672	–
Net realized gain (loss) on foreign currency related transactions	(125,564)	(2,772)
Net change in unrealized appreciation/depreciation on investments	(2,985,150)	(251,892)
Net change in unrealized appreciation/depreciation on futures contracts	52,468	–
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	86,429	–
Net change in unrealized appreciation/depreciation on swap contracts	(9,074)	–
Net change in unrealized appreciation/depreciation on deferred foreign capital gains taxes	–	(3,564)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	4,108	(2,758)
Net change in unrealized appreciation/depreciation on unfunded commitments	(652)	–
Net realized and unrealized gain (loss)	(2,355,173)	(537,332)
Net Decrease in Net Assets Resulting From Operations	$(2,056,867)	$(480,525)

*	For the period March 2, 2022, commencement of operations, to July 31, 2022.

84	See Notes to Financial Statements.

International Growth Fund	Mid Cap Innovation Growth Fund	Short Duration High Yield Fund

$29,510	$29,511	$3,759
42	311	1,257,699
29,552	29,822	1,261,458

12,820	48,028	103,050
2,641	6,929	23,397
1,010	5,006	12,857
90	1,620	8,694
45	46	51
23	44	26
23,606	93,776	121,780
49,023	45,163	57,069
6,453	13,390	26,043
22,011	3,822	7,012
789	2,956	9,160
1,873	10,808	8,197
497	498	529
7,226	–	–
3,894	15,112	13,218
132,001	247,198	391,083
(3)	(14)	(70)
(112,855)	(177,194)	(237,984)
19,143	69,990	153,029
10,409	(40,168)	1,108,429

(324,990)	(2,073,849)	(677,722)
–	–	(45,006)
10	–	190,289
–	–	(70,726)
44	–	(42,583)
(181,646)	(526,269)	(1,625,517)
–	–	(6,260)

–	–	75,676
–	–	30,120

–	–	–

(630)	–	(801)

–	–	(116)
(507,212)	(2,600,118)	(2,172,646)
$(496,803)	$(2,640,286)	$(1,064,217)

See Notes to Financial Statements.	85

Statements of Changes in Net Assets

	Climate Focused Bond Fund		Emerging Markets Equity Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021	For the Period Ended July 31, 2022(a)
Operations:
Net investment income (loss)	$298,306	$184,456	$56,807
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	496,698	(180,658)	(279,118)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(2,851,871)	405,737	(258,214)
Net increase (decrease) in net assets resulting from operations	(2,056,867)	409,535	(480,525)
Distributions to shareholders:
Class A	(170,879)	(75,154)	–
Class C	(24,062)	(7,533)	–
Class F	(139,527)	(72,738)	–
Class F3	(4,520)	(2,667)	–
Class I	(434,586)	(90,755)	–
Class R3	(768)	(386)	–
Class R4	(829)	(449)	–
Class R5	(890)	(515)	–
Class R6	(16,360)	(8,066)	–
Total distributions to shareholders	(792,421)	(258,263)	–
Capital share transactions (See Note 15):
Net proceeds from sales of shares	4,697,265	13,471,303	5,021,418
Reinvestment of distributions	377,603	61,913	–
Cost of shares reacquired	(5,069,488)	(689,132)	(5,736)
Net increase in net assets resulting from capital share transactions	5,380	12,844,084	5,015,682
Net increase (decrease) in net assets	(2,843,908)	12,995,356	4,535,157
NET ASSETS:
Beginning of year	$23,831,514	$10,836,158	$–
End of year	$20,987,606	$23,831,514	$4,535,157

(a)	For the period March 2, 2022, commencement of operations, to July 31, 2022.
(b)	For the period June 18, 2021, commencement of operations, to July 31, 2021.
(c)	For the period December 28, 2020, commencement of operations, to July 31, 2021.

86	See Notes to Financial Statements.

International Growth Fund		Mid Cap Innovation Growth Fund
For the Year Ended July 31, 2022	For the Period Ended July 31, 2021(b)	For the Year Ended July 31, 2022	For the Period Ended July 31, 2021(c)

$10,409	$(647)	$(40,168)	$(20,065)

(324,936)	(12,974)	(2,073,849)	(310,244)

(182,276)	30,345	(526,269)	697,743

(496,803)	16,724	(2,640,286)	367,434

–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–
–	–	–	–

465,388	2,051,000	7,585,815	5,838,935
–	–	–	–
(2,780)	–	(2,112,771)	(248,352)

462,608	2,051,000	5,473,044	5,590,583
(34,195)	2,067,724	2,832,758	5,958,017

$2,067,724	$–	$5,958,017	$–
$2,033,529	$2,067,724	$8,790,775	$5,958,017

See Notes to Financial Statements.	87

Statements of Changes in Net Assets (concluded)

	Short Duration High Yield Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021
Operations:
Net investment income	$1,108,429	$510,305
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(645,748)	239,080
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(1,526,898)	199,170
Net increase (decrease) in net assets resulting from operations	(1,064,217)	948,555
Distributions to shareholders:
Class A	(847,838)	(305,369)
Class C	(91,058)	(44,095)
Class F	(596,325)	(255,287)
Class F3	(736)	(695)
Class I	(61,323)	(34,451)
Class R3	(693)	(633)
Class R4	(706)	(660)
Class R5	(732)	(687)
Class R6	(14,887)	(8,408)
Total distributions to shareholders	(1,614,298)	(650,285)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	28,397,257	14,885,110
Reinvestment of distributions	1,210,031	302,676
Cost of shares reacquired	(14,005,290)	(2,978,603)
Net increase in net assets resulting from capital share transactions	15,601,998	12,209,183
Net increase in net assets	12,923,483	12,507,453
NET ASSETS:
Beginning of year	$18,029,902	$5,522,449
End of year	$30,953,385	$18,029,902

88	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

CLIMATE FOCUSED BOND FUND

		Per Share Operating Performance:
		Investment Operations:					Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)		Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain
Class A
7/31/2022	$10.38	$0.12		$(1.00)		$(0.88)	$(0.24)	$(0.10)
7/31/2021	10.30	0.13		0.14		0.27	(0.19)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	–
Class C
7/31/2022	10.38	0.05		(0.99)		(0.94)	(0.18)	(0.10)
7/31/2021	10.30	0.05		0.13		0.18	(0.10)	–
5/20/2020 to 7/31/2020(c)	10.00	0.01	(d)	0.31	(d)	0.32	(0.02)	–
Class F
7/31/2022	10.38	0.14		(1.00)		(0.86)	(0.26)	(0.10)
7/31/2021	10.30	0.15		0.14		0.29	(0.21)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	–
Class F3
7/31/2022	10.38	0.14		(1.00)		(0.86)	(0.26)	(0.10)
7/31/2021	10.30	0.16		0.13		0.29	(0.21)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	–
Class I
7/31/2022	10.38	0.14		(1.00)		(0.86)	(0.26)	(0.10)
7/31/2021	10.30	0.14		0.15		0.29	(0.21)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	–
Class R3
7/31/2022	10.38	0.09		(1.00)		(0.91)	(0.21)	(0.10)
7/31/2021	10.30	0.10		0.13		0.23	(0.15)	–
5/20/2020 to 7/31/2020(c)	10.00	0.02	(d)	0.31	(d)	0.33	(0.03)	–
Class R4
7/31/2022	10.38	0.11		(1.00)		(0.89)	(0.23)	(0.10)
7/31/2021	10.30	0.12		0.14		0.26	(0.18)	–
5/20/2020 to 7/31/2020(c)	10.00	0.02	(d)	0.32	(d)	0.34	(0.04)	–
Class R5
7/31/2022	10.38	0.14		(1.00)		(0.86)	(0.26)	(0.10)
7/31/2021	10.30	0.15		0.14		0.29	(0.21)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	–
Class R6
7/31/2022	10.37	0.14		(0.99)		(0.85)	(0.26)	(0.10)
7/31/2021	10.30	0.16		0.12		0.28	(0.21)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was on 5/20/2020, SEC effective date and date shares first became available to the public was 5/28/2020.
(d)	Net investment income and net realized and unrealized gain (loss) amounted to less than $0.01 for the period 5/20/2020 through 5/28/2020.
(e)	Total return for the period 5/28/2020 through 7/31/2020 was 3.47% for Class A, 3.32% for Class C, 3.52% for Class F, 3.53% for Class F3, 3.52% for Class I, 3.41% for Class R3, 3.46% for Class R4, 3.51% for Class R5, and 3.53% for Class R6.
(f)	Not annualized.
(g)	Annualized.

90	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:

Total distributions	Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$(0.34)	$9.16	(8.72)		0.65		1.63		1.21		$5,108	74
(0.19)	10.38	2.60		0.65		2.05		1.25		4,366	69
(0.04)	10.30	3.37	(e)(f)	0.65	(g)	3.04	(g)	1.28	(g)	3,521	17	(f)

(0.28)	9.16	(9.29)		1.29		2.27		0.57		852	74
(0.10)	10.38	1.79		1.45		2.84		0.46		901	69
(0.02)	10.30	3.21	(e)(f)	1.45	(g)	3.84	(g)	0.49	(g)	622	17	(f)

(0.36)	9.16	(8.53)		0.45		1.53		1.41		4,134	74
(0.21)	10.38	2.81		0.45		1.95		1.45		3,866	69
(0.04)	10.30	3.41	(e)(f)	0.45	(g)	2.93	(g)	1.46	(g)	3,089	17	(f)

(0.36)	9.16	(8.47)		0.39		1.42		1.46		115	74
(0.21)	10.38	2.88		0.38		1.81		1.53		130	69
(0.04)	10.30	3.43	(e)(f)	0.38	(g)	2.63	(g)	1.53	(g)	129	17	(f)

(0.36)	9.16	(8.53)		0.45		1.41		1.40		10,282	74
(0.21)	10.38	2.80		0.45		1.72		1.40		14,042	69
(0.04)	10.30	3.41	(e)(f)	0.45	(g)	2.85	(g)	1.46	(g)	3,089	17	(f)

(0.31)	9.16	(8.98)		0.95		1.93		0.90		23	74
(0.15)	10.38	2.29		0.95		2.37		0.95		26	69
(0.03)	10.30	3.31	(e)(f)	0.95	(g)	3.33	(g)	0.98	(g)	26	17	(f)

(0.33)	9.16	(8.76)		0.70		1.67		1.16		23	74
(0.18)	10.38	2.54		0.70		2.12		1.20		26	69
(0.04)	10.30	3.36	(e)(f)	0.70	(g)	3.08	(g)	1.24	(g)	26	17	(f)

(0.36)	9.16	(8.53)		0.45		1.42		1.41		23	74
(0.21)	10.38	2.80		0.45		1.86		1.45		26	69
(0.04)	10.30	3.41	(e)(f)	0.45	(g)	2.83	(g)	1.49	(g)	26	17	(f)

(0.36)	9.16	(8.47)		0.39		1.43		1.46		428	74
(0.21)	10.37	2.88		0.38		1.79		1.52		449	69
(0.04)	10.30	3.43	(e)(f)	0.38	(g)	2.63	(g)	1.53	(g)	309	17	(f)

See Notes to Financial Statements.	91

Financial Highlights (continued)

EMERGING MARKETS EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:

	Net asset value, beginning of period	Net invest- ment income(a)(b)	Net realized and unrealized loss(b)	Total from invest- ment opera- tions	Net asset value, end of period	Total return (%)(c)(d)(e)
Class A
3/2/2022 to 7/31/2022(g)	$15.00	$0.17	$(1.61)	$(1.44)	$13.56	(9.53)
Class C
3/2/2022 to 7/31/2022(g)	15.00	0.13	(1.61)	(1.48)	13.52	(9.80)
Class F
3/2/2022 to 7/31/2022(g)	15.00	0.19	(1.61)	(1.42)	13.58	(9.47)
Class F3
3/2/2022 to 7/31/2022(g)	15.00	0.19	(1.61)	(1.42)	13.58	(9.40)
Class I
3/2/2022 to 7/31/2022(g)	15.00	0.19	(1.61)	(1.42)	13.58	(9.47)
Class R6
3/2/2022 to 7/31/2022(g)	15.00	0.19	(1.61)	(1.42)	13.58	(9.40)

(a)	Calculated using average shares outstanding during the period.
(b)	Net investment income and net realized and unrealized loss amounted to less than $0.01 for the period 3/2/2022 through 3/10/2022.
(c)	Total return for the period 3/10/2022 through 7/31/2022 was (9.41%) for Class A, (9.68%) for Class C, (9.35%) for Class F, (9.28%) for Class F3, (9.35%) for Class I, and (9.28%) for Class R6.
(d)	Not annualized.
(e)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(f)	Annualized.
(g)	Commencement of operations was on 3/2/2022, SEC effective date and date shares first became available to the public was 3/10/2022.

92	See Notes to Financial Statements.

Ratios to Average Net Assets:			Supplemental Data:

Total expenses after waivers and/or reim- bursements (%)(f)	Total expenses (%)(f)	Net invest- ment income (%)(f)	Net assets, end of period (000)	Portfolio turnover rate (%)(d)

1.24	3.77	2.86	$2,727	56

1.99	4.52	2.11	451	56

0.99	3.62	3.11	23	56

0.91	3.41	3.20	226	56

0.99	3.52	3.11	430	56

0.91	3.41	3.19	679	56

See Notes to Financial Statements.	93

Financial Highlights (continued)

INTERNATIONAL GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net asset value, end of period	Total return (%)(b)
Class A
7/31/2022	$15.12	$0.06		$(3.60)		$(3.54)	$11.58	(23.41)
6/18/2021 to 7/31/2021(c)	15.00	(0.01	)(d)	0.13	(d)	0.12	15.12	0.80	(e)(f)
Class C
7/31/2022	15.11	(0.04)		(3.58)		(3.62)	11.49	(23.96)
6/18/2021 to 7/31/2021(c)	15.00	(0.02	)(d)	0.13	(d)	0.11	15.11	0.73	(e)(f)
Class F
7/31/2022	15.13	0.09		(3.60)		(3.51)	11.62	(23.27)
6/18/2021 to 7/31/2021(c)	15.00	–	(d)(h)	0.13	(d)	0.13	15.13	0.87	(e)(f)
Class F3
7/31/2022	15.12	0.10		(3.59)		(3.49)	11.63	(23.13)
6/18/2021 to 7/31/2021(c)	15.00	–	(d)(h)	0.12	(d)	0.12	15.12	0.87	(e)(f)
Class I
7/31/2022	15.12	0.09		(3.59)		(3.50)	11.62	(23.27)
6/18/2021 to 7/31/2021(c)	15.00	–	(d)(h)	0.12	(d)	0.12	15.12	0.87	(e)(f)
Class R3
7/31/2022	15.11	0.02		(3.58)		(3.56)	11.55	(23.61)
6/18/2021 to 7/31/2021(c)	15.00	(0.01	)(d)	0.12	(d)	0.11	15.11	0.80	(e)(f)
Class R4
7/31/2022	15.12	0.06		(3.60)		(3.54)	11.58	(23.41)
6/18/2021 to 7/31/2021(c)	15.00	(0.01	)(d)	0.13	(d)	0.12	15.12	0.80	(e)(f)
Class R5
7/31/2022	15.13	0.09		(3.60)		(3.51)	11.62	(23.27)
6/18/2021 to 7/31/2021(c)	15.00	–	(d)(h)	0.13	(d)	0.13	15.13	0.87	(e)(f)
Class R6
7/31/2022	15.13	0.10		(3.60)		(3.50)	11.63	(23.13)
6/18/2021 to 7/31/2021(c)	15.00	–	(d)(h)	0.13	(d)	0.13	15.13	0.87	(e)(f)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was on 6/18/2021, SEC effective date and date shares first became available to the public was 6/28/2021.
(d)	Net investment income and net realized and unrealized gain (loss) amounted to less than $0.01 for the period 6/18/2021 through 6/28/2021.
(e)	Total return for the period 6/28/2021 through 7/31/2021 was (0.40%) for Class A, (0.46%) for Class C, (0.33%) for Class F, (0.33%) for Class F3, (0.33%) for Class I, (0.40%) for Class R3, (0.40%) for Class R4, (0.33%) for Class R5, and (0.33%) for Class R6.
(f)	Not annualized.
(g)	Annualized.
(h)	Amount less than $0.01.

94	See Notes to Financial Statements.

Ratios to Average Net Assets:						Supplemental Data:

Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

1.06		6.90		0.45		$1,242	84
1.06	(g)	16.19	(g)	(0.38	)(g)	1,058	5	(f)

1.81		7.51		(0.29)		92	84
1.81	(g)	16.91	(g)	(1.13	)(g)	102	5	(f)

0.81		6.51		0.68		77	84
0.81	(g)	16.02	(g)	(0.14	)(g)	101	5	(f)

0.73		6.27		0.74		8	84
0.73	(g)	15.76	(g)	(0.15	)(g)	10	5	(f)

0.81		6.43		0.67		8	84
0.81	(g)	15.85	(g)	(0.09	)(g)	10	5	(f)

1.31		6.93		0.18		8	84
1.31	(g)	16.38	(g)	(0.62	)(g)	10	5	(f)

1.06		6.68		0.41		8	84
1.06	(g)	16.12	(g)	(0.35	)(g)	10	5	(f)

0.81		6.43		0.67		8	84
0.81	(g)	15.85	(g)	(0.09	)(g)	10	5	(f)

0.73		6.28		0.76		584	84
0.73	(g)	15.78	(g)	(0.06	)(g)	756	5	(f)

See Notes to Financial Statements.	95

Financial Highlights (continued)

MID CAP INNOVATION GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net asset value, end of period	Total return (%)(b)
Class A
7/31/2022	$16.14	$(0.09)	$(4.74)	$(4.83)	$11.31	(29.93)
12/28/2020 to 7/31/2021(c)	15.00	(0.08)	1.22	1.14	16.14	7.60	(d)
Class C
7/31/2022	16.07	(0.19)	(4.70)	(4.89)	11.18	(30.43)
12/28/2020 to 7/31/2021(c)	15.00	(0.15)	1.22	1.07	16.07	7.13	(d)
Class F
7/31/2022	16.17	(0.05)	(4.76)	(4.81)	11.36	(29.75)
12/28/2020 to 7/31/2021(c)	15.00	(0.06)	1.23	1.17	16.17	7.80	(d)
Class F3
7/31/2022	16.18	(0.05)	(4.76)	(4.81)	11.37	(29.68)
12/28/2020 to 7/31/2021(c)	15.00	(0.05)	1.23	1.18	16.18	7.80	(d)
Class I
7/31/2022	16.17	(0.06)	(4.75)	(4.81)	11.36	(29.75)
12/28/2020 to 7/31/2021(c)	15.00	(0.06)	1.23	1.17	16.17	7.80	(d)
Class R3
7/31/2022	16.12	(0.13)	(4.72)	(4.85)	11.27	(30.09)
12/28/2020 to 7/31/2021(c)	15.00	(0.10)	1.22	1.12	16.12	7.47	(d)
Class R4
7/31/2022	16.14	(0.09)	(4.74)	(4.83)	11.31	(29.93)
12/28/2020 to 7/31/2021(c)	15.00	(0.08)	1.22	1.14	16.14	7.60	(d)
Class R5
7/31/2022	16.17	(0.06)	(4.75)	(4.81)	11.36	(29.75)
12/28/2020 to 7/31/2021(c)	15.00	(0.06)	1.23	1.17	16.17	7.80	(d)
Class R6
7/31/2022	16.17	(0.05)	(4.75)	(4.80)	11.37	(29.68)
12/28/2020 to 7/31/2021(c)	15.00	(0.05)	1.22	1.17	16.17	7.80	(d)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced operations on December 28, 2020.
(d)	Not annualized.
(e)	Annualized.

96	See Notes to Financial Statements.

Ratios to Average Net Assets:						Supplemental Data:

Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

1.06		3.40		(0.67)		$2,732	142
1.06	(e)	2.70	(e)	(0.90	)(e)	2,508	58	(d)

1.81		4.12		(1.42)		477	142
1.81	(e)	3.37	(e)	(1.64	)(e)	449	58	(d)

0.81		3.46		(0.36)		2,983	142
0.81	(e)	2.53	(e)	(0.65	)(e)	1,048	58	(d)

0.73		2.83		(0.34)		8	142
0.73	(e)	2.44	(e)	(0.59	)(e)	11	58	(d)

0.81		3.02		(0.43)		83	142
0.81	(e)	2.53	(e)	(0.67	)(e)	119	58	(d)

1.31		3.50		(0.93)		8	142
1.31	(e)	3.00	(e)	(1.15	)(e)	11	58	(d)

1.06		2.75		(0.61)		8	142
1.06	(e)	2.60	(e)	(0.89	)(e)	58	58	(d)

0.81		3.01		(0.43)		8	142
0.81	(e)	2.50	(e)	(0.64	)(e)	11	58	(d)

0.73		3.04		(0.33)		2,486	142
0.73	(e)	2.23	(e)	(0.56	)(e)	1,744	58	(d)

See Notes to Financial Statements.	97

Financial Highlights (concluded)

SHORT DURATION HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:					Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)		Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain
Class A
7/31/2022	$11.00	$0.49		$(0.92)		$(0.43)	$(0.59)	$(0.15)
7/31/2021	10.61	0.48		0.57		1.05	(0.59)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.15	(d)	0.63	(d)	0.78	(0.17)	–
Class C
7/31/2022	11.00	0.42		(0.92)		(0.50)	(0.52)	(0.15)
7/31/2021	10.61	0.42		0.55		0.97	(0.51)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.13	(d)	0.62	(d)	0.75	(0.14)	–
Class F
7/31/2022	11.00	0.52		(0.92)		(0.40)	(0.62)	(0.15)
7/31/2021	10.61	0.52		0.55		1.07	(0.61)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62	(d)	0.78	(0.17)	–
Class F3
7/31/2022	11.00	0.52		(0.92)		(0.40)	(0.62)	(0.15)
7/31/2021	10.61	0.54		0.54		1.08	(0.62)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62	(d)	0.78	(0.17)	–
Class I
7/31/2022	11.00	0.52		(0.93)		(0.41)	(0.62)	(0.15)
7/31/2021	10.61	0.54		0.53		1.07	(0.61)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62	(d)	0.78	(0.17)	–
Class R3
7/31/2022	11.00	0.46		(0.92)		(0.46)	(0.56)	(0.15)
7/31/2021	10.62	0.48		0.53		1.01	(0.56)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.15	(d)	0.63	(d)	0.78	(0.16)	–
Class R4
7/31/2022	11.00	0.48		(0.91)		(0.43)	(0.59)	(0.15)
7/31/2021	10.62	0.51		0.53		1.04	(0.59)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.15	(d)	0.63	(d)	0.78	(0.16)	–
Class R5
7/31/2022	11.00	0.51		(0.91)		(0.40)	(0.62)	(0.15)
7/31/2021	10.61	0.54		0.53		1.07	(0.61)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62	(d)	0.78	(0.17)	–
Class R6
7/31/2022	11.00	0.51		(0.91)		(0.40)	(0.62)	(0.15)
7/31/2021	10.61	0.52		0.56		1.08	(0.62)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62	(d)	0.78	(0.17)	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was on 4/22/2020, SEC effective date and date shares first became available to the public was 4/30/2020.
(d)	Net investment income and net realized and unrealized gain (loss) amounted to less than $0.01 for the period 4/22/2020 through 4/30/2020.
(e)	Total return for the period 4/30/2020 through 7/31/2020 was 7.56% for Class A, 7.34% for Class C, 7.61% for Class F, 7.63% for Class F3, 7.61% for Class I, 7.48% for Class R3, 7.54% for Class R4, 7.61% for Class R5, and 7.63% for Class R6.
(f)	Not annualized.
(g)	Annualized.

98	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:

Total distributions	Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$(0.74)	$9.83	(4.04)		0.71		1.70		4.69		$11,090	123
(0.66)	11.00	10.22		0.71		2.00		4.43		9,849	69
(0.17)	10.61	7.81	(e)(f)	0.71	(g)	3.95	(g)	5.45	(g)	1,727	27	(f)

(0.67)	9.83	(4.71)		1.42		2.41		4.00		1,399	123
(0.58)	11.00	9.34		1.51		2.91		3.81		1,324	69
(0.14)	10.61	7.58	(e)(f)	1.51	(g)	4.74	(g)	4.64	(g)	584	27	(f)

(0.77)	9.83	(3.85)		0.51		1.61		5.12		16,197	123
(0.68)	11.00	10.43		0.51		2.03		4.80		6,071	69
(0.17)	10.61	7.87	(e)(f)	0.51	(g)	3.84	(g)	5.65	(g)	2,574	27	(f)

(0.77)	9.83	(3.79)		0.47		1.48		4.92		9	123
(0.69)	11.00	10.50		0.44		1.97		5.01		11	69
(0.17)	10.61	7.89	(e)(f)	0.44	(g)	3.66	(g)	5.72	(g)	11	27	(f)

(0.77)	9.82	(3.94)		0.51		1.54		5.14		2,061	123
(0.68)	11.00	10.44		0.51		2.02		4.94		550	69
(0.17)	10.61	7.87	(e)(f)	0.51	(g)	3.77	(g)	5.65	(g)	531	27	(f)

(0.71)	9.83	(4.31)		1.01		2.02		4.38		10	123
(0.63)	11.00	9.88		1.01		2.52		4.43		11	69
(0.16)	10.62	7.72	(e)(f)	1.01	(g)	4.21	(g)	5.15	(g)	11	27	(f)

(0.74)	9.83	(4.08)		0.76		1.75		4.61		9	123
(0.66)	11.00	10.15		0.76		2.26		4.69		11	69
(0.16)	10.62	7.79	(e)(f)	0.76	(g)	3.96	(g)	5.40	(g)	11	27	(f)

(0.77)	9.83	(3.83)		0.51		1.49		4.86		9	123
(0.68)	11.00	10.43		0.51		2.01		4.94		11	69
(0.17)	10.61	7.86	(e)(f)	0.51	(g)	3.71	(g)	5.65	(g)	11	27	(f)

(0.77)	9.83	(3.80)		0.47		1.48		4.90		169	123
(0.69)	11.00	10.50		0.44		1.85		4.81		192	69
(0.17)	10.61	7.89	(e)(f)	0.44	(g)	3.69	(g)	5.73	(g)	64	27	(f)

See Notes to Financial Statements.	99

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Trust I (the “Trust”), formerly Lord Abbett Equity Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory Trust on May 1, 2001. The Trust currently consists of the following five funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Climate Focused Bond Fund (“Climate Focused Bond Fund”)	A, C, F, F3, I, R3, R4, R5, and R6
Lord Abbett Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)	A, C, F, F3, I and R6
Lord Abbett International Growth Fund (“International Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Mid Cap Innovation Growth Fund (“Mid Cap Innovation Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Short Duration High Yield Fund (“Short Duration High Yield Fund”)	A, C, F, F3, I, R3, R4, R5 and R6

Emerging Markets Equity Fund commenced operations on March 2, 2022, International Growth Fund commenced operations on June 18, 2021 and Mid Cap Innovation Growth Fund commenced operations on December 28, 2020.

Climate Focused Bond Fund’s investment objective is total return. Emerging Markets Equity Fund and International Growth Fund’s investment objective is to seek long-term capital appreciation. Mid Cap Innovation Growth Fund’s investment objective is to seek capital appreciation. Short Duration High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Climate Focused Bond Fund’s and Short Duration High Yield Fund’s U.S. tax returns remain open for the fiscal years ended July 31, 2020 through July 31, 2022. The statute of limitations on International Growth Fund’s and Mid Cap Innovation Growth Fund’s U.S. federal tax returns remain open for the fiscal year ends July 31, 2021 and July 31, 2022. The statute of limitations on Emerging Markets Equity Fund’s U.S. federal tax returns remain open for the period ended July 31, 2022. The statutes of limitations on the state and local tax returns may remain open for an additional year depending upon the Funds’ jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear their class-specific share of shareholder servicing expenses. Class A, C, F, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Each Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included

Notes to Financial Statements (continued)

in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts on each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Funds called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swaps–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk

Notes to Financial Statements (continued)

may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Interest Rate Swaps–Each Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(k)	Inflation-Linked Derivatives–Short Duration High Yield Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swaps in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on swaps in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For the centrally cleared CPI swaps, there was minimal counterparty risk to the Fund, since such CPI swaps entered into were traded through a central clearinghouse, which guarantees against default.

Notes to Financial Statements (continued)

(l)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(m)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(n)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(o)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. Each Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

Notes to Financial Statements (continued)

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of each Fund’s floating rate notes.

As of July 31, 2022, the following Funds had unfunded loan commitments:

			Climate Focused Bond Fund
				Unrealized
	Principal	Market		Appreciation/
Borrower	Amount	Value	Cost	Depreciation
Element Materials Technology Group US Holdings, Inc. 2022 USD Delayed Draw Term Loan B	$14,385	$13,870	$14,362	$(492)
Refficiency Holdings LLC 2021 Delayed Draw Term Loan	$2,976	$2,829	$2,976	$(147)
Total	$17,361	$16,699	$17,338	$(639)

			Short Duration High Yield Fund
				Unrealized
	Principal	Market		Appreciation/
Borrower	Amount	Value	Cost	Depreciation
SCP Eye Care Services, LLC 2021 Delayed Draw Term Loan	$882	$845	$874	$(29)

(p)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the

Notes to Financial Statements (continued)

asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of July 31, 2022 and, if applicable, Level 3 rollforwards for the period then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Climate Focused Bond Fund

First $1 billion	.35%
Over $1 billion	.30%

Emerging Markets Equity Fund

First $1 billion	.80%
Over $1 billion	.70%

International Growth Fund

First $2 billion	.65%
Next $2 billion	.62%
Over $4 billion	.60%

Mid Cap Innovation Growth Fund

First $1 billion	.65%
Next $3 billion	.63%
Next $1 billion	.60%
Over $5 billion	.58%

Short Duration High Yield Fund

First $1 billion	.45%
Over $1 billion	.40%

Notes to Financial Statements (continued)

For the period ended July 31, 2022, the effective management fee, net of any applicable waivers, was at the following annualized rate of each Fund’s average daily net assets.

Net Effective
Management Fee
Climate Focused Bond Fund	.00%
Emerging Markets Equity Fund	.00%
International Growth Fund	.00%
Mid Cap Innovation Growth Fund	.00%
Short Duration High Yield Fund	.00%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following fund administration fees for the period ended July 31, 2022:

Fund
Fund	Administration Fee
Climate Focused Bond Fund	$13,726
Emerging Markets Equity Fund	2,250
International Growth Fund	22,011
Mid Cap Innovation Growth Fund	3,822
Short Duration High Yield Fund	7,012

For the fiscal year ended July 31, 2022 and continuing through November 30, 2022 for all Funds except Emerging Markets Equity Fund and for the period ended July 31, 2022 and continuing through November 30, 2023 for the Emerging Markets Equity Fund, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit the total net annual operating expenses, excluding certain of the Funds’ expenses, to the following annual rates:

	Effective December 1, 2021		Prior to December 1, 2021
	Classes		Classes
	A, C, F, I, R3,		A, C, F, I, R3,
Fund	R4 and R5	F3 and R6	R4 and R5	F3 and R6
Climate Focused Bond Fund	.45%	.40%	.45%	.38%
Emerging Markets Equity Fund	.99%	.91%	–%	–%
International Growth Fund	.81%	.73%	.81%	.73%
Mid Cap Innovation Growth Fund	.81%	.73%	.81%	.73%
Short Duration High Yield Fund	.51%	.48%	.51%	.44%

All contractual fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class C(1)	Class F(2)	Class R3	Class R4
Service	.15%/.25	%(3)	.25%	–	.25%	.25%
Distribution	.05	%(4)	.75%	.10%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for the purpose of calculating Financial Industry Regulatory Authority Inc. sales charge limitations.

Notes to Financial Statements (continued)

(1)	The 12b-1 fees for Climate Focused Bond Fund and Short Duration High Yield Fund pays on Class C shares is a blended rate calculated based on 1.00% of each Fund’s average daily net assets attributable to shares for shares held less than 1 year and 0.80% for of each Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of each Fund will bear 12b-1 fees at the same rate.
(2)	For the fiscal year ended July 31, 2022 and continuing through November 30, 2022 for all Funds except Emerging Markets Equity Fund and for the period ended July 31, 2022 and continuing through November 30, 2023 for the Emerging Markets Equity Fund, Lord Abbett Distributor has contractually agreed to waive each Fund’s 0.10% Rule 12b-1 fee for Class F shares. This agreement may be terminated only by the Board.
(3)	The 12b-1 service fees on Class A shares on Climate Focused Bond Fund and Short Duration High Yield Bond Fund pays .15% and for Emerging Markets Equity Fund, International Growth Fund and Mid Cap Innovation Growth Fund pays 0.25%.
(4)	Not applicable for Emerging Markets Equity Fund, International Growth Fund and Mid Cap Innovation Growth Fund.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the period ended July 31, 2022:

	Distributor	Dealers’
	Commissions	Concessions
Climate Focused Bond Fund	$217	$1,469
Emerging Markets Equity Fund	45	301
International Growth Fund	322	1,577
Mid Cap Innovation Growth Fund	1,163	6,466
Short Duration High Yield Fund	2,855	19,972

Distributor received the following amount of CDSCs for the period ended July 31, 2022:

	Class A	Class C
Climate Focused Bond Fund	$–	$–
Emerging Markets Equity Fund	–	–
International Growth Fund	–	–
Mid Cap Innovation Growth Fund	–	27
Short Duration High Yield Fund	630	–

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly by the Climate Focused Bond Fund and Short Duration High Yield Fund. Dividends from net investment income, if any, are declared and distributed at least annually by the Emerging Markets Equity Fund, International Growth Fund and Mid Cap Innovation Growth Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the period ended July 31, 2022 and period ended July 31, 2021 were as follows:

	Climate		Emerging	International
	Focused		Markets	Growth
	Bond Fund		Equity Fund	Fund
	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	07/31/2022	7/31/2021	7/31/2022	7/31/2022	7/31/2021
Distributions paid from:
Ordinary income	$695,584	$258,263	$–	$–	$–
Net long-term capital gains	96,837	–	–	–	–
Total distributions paid	$792,421	$258,263	$–	$–	$–

			Short
	Mid Cap		Duration
	Innovation		High Yield
	Growth Fund		Fund
	Year Ended	Period Ended	Year Ended	Year Ended
	7/31/2022	7/31/2021	7/31/2022	7/31/2021
Distributions paid from:
Ordinary income	$–	$–	$1,509,380	$647,448
Net long-term capital gains	–	–	104,918	2,837
Total distributions paid	$–	$–	$1,614,298	$650,285

As of July 31, 2022, the components of accumulated gains/(losses) on a tax-basis were as follows:

	Climate	Emerging	International
	Focused	Markets	Growth
	Bond Fund	Equity Fund	Fund
Undistributed ordinary income - net	$1,074,065	$60,722	$10,615
Total undistributed earnings	1,074,065	60,722	10,615
Accumulated capital and other losses	(772,631)	–	–
Capital loss carryforwards*	–	(251,069)	(294,974)
Unrealized gains/(losses) - net	(2,626,169)	(290,178)	(194,358)
Temporary differences	(34,751)	–	(452)
Total accumulated gains/(losses) - net	$(2,359,486)	$(480,525)	$(479,169)

		Mid Cap	Short Duration
		Innovation	High Yield
		Growth Fund	Fund
Undistributed ordinary income - net		$–	$21,835
Total undistributed earnings		–	21,835
Accumulated capital and other losses		(21.695)	(607,944)
Capital loss carryforwards*		(2,129,633)	–
Unrealized gains/(losses) - net		(84,749)	(1,305,275)
Temporary differences		(383)	(164,657)
Total accumulated gains/(losses) - net		$(2,236,460)	$(2,056,041)

*	The capital losses will carry forward indefinitely.

Notes to Financial Statements (continued)

At the Funds’ election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Funds’ next taxable year. Mid Cap Innovation Growth Fund incurred and will elect to defer late-year ordinary losses of $21,695 during the fiscal year ended July 31, 2022. The Funds incurred and will elect to defer post-October losses during the fiscal year ended July 31, 2022 as follows:

Post-October Capital Loss Deferral
Climate Focused Bond Fund	$760,887
Short Duration High Yield Fund	607,944

As of July 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Climate Focused Bond Fund	Emerging Markets Equity Fund	International Growth Fund
Tax cost	$23,237,806	$4,662,504	$2,103,734
Gross unrealized gains	43,581	117,854	56,357
Gross unrealized losses	(2,669,632)	(401,710)	(250,085)
Net unrealized security gains/(losses)	$(2,626,051)	$(283,856)	$(193,728)

		Mid Cap Innovation Growth Fund	Short Duration High Yield Fund
Tax cost		$8,742,299	$31,451,813
Gross unrealized gains		614,972	294,810
Gross unrealized losses		(699,721)	(1,599,246)
Net unrealized security gains/(losses)		$(84,749)	$(1,304,436)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium and wash sales.

Permanent items identified during the fiscal year ended July 31, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total distributable earnings (loss)	Paid-in capital
Mid Cap Innovation Growth Fund	$18,139	$(18,139)

The permanent differences are primarily attributable to the tax treatment of net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal period ended July 31, 2022 were as follows:

	U.S. Government Purchases	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
Climate Focused Bond Fund	$4,999,699	$16,799,859	$5,159,006	$10,292,225
Emerging Markets Equity Fund	–	7,470,511	–	2,563,349
International Growth Fund	–	2,013,649	–	1,607,559
Mid Cap Innovation Growth Fund	–	15,462,940	–	10,184,992
Short Duration High Yield Fund	–	42,663,271	–	27,976,232

Notes to Financial Statements (continued)

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the period ended July 31, 2022 the Funds did not engage in cross-trades purchases or sales.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Climate Focused Bond Fund, Emerging Markets Equity Fund, International Growth Fund and Short Duration High Yield Fund entered into forward foreign currency exchange contracts for the period ended July 31, 2022 (as described in Note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Climate Focused Bond Fund and Short Duration High Yield Fund entered into futures contracts for the year ended July 31, 2022, (as described in Note 2(h)) to manage cash. Each Fund bears the risk that the underlying index will move unexpectedly, in which case the Funds may realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Short Duration High Yield Fund entered into credit default swaps for the year ended July 31, 2022, (as described in Note 2(i)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Short Duration High Yield Fund entered into CPI swaps for the year ended July 31, 2022 (as described in Note 2(k)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps. For the centrally cleared CPI swaps, there is

Notes to Financial Statements (continued)

minimal counterparty credit risk to the Fund since these CPI swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swaps, the clearinghouse guarantees CPI swaps against default.

Climate Focused Bond Fund entered into interest rate swaps for the year ended July 31, 2022, (as described in Note 2(j)) in order to enhance returns or hedge against interest rate risk. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap’s maturity date, at which point the payments would be netted.

Short Duration High Yield Fund entered into total return swaps on indexes for the year ended July 31, 2022, (as described in Note 2(l)) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

As of July 31, 2022, the Funds had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

	Climate Focused Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$310,108
Futures Contracts(2)	$55,589	–

Liability Derivatives
Centrally Cleared Interest Rate Swap Contracts(3)	$9,074	–
Forward Foreign Currency Exchange Contracts(4)	–	$23,145
Futures Contracts(2)	$19,000	–

	Short Duration High Yield Fund
Asset Derivatives	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(3)	–	–	$40,929
Forward Foreign Currency Exchange Contracts(1)	–	$105,192	–
Futures Contracts(2)	$6,074	–	–

Liability Derivatives
Centrally Cleared CPI Swap Contracts(3)	$10,809	–	–
Forward Foreign Currency Exchange Contracts(4)	–	$14,101	–
Futures Contracts(2)	$7,226	–	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

Notes to Financial Statements (continued)

(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(3)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(4)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the period ended July 31, 2022, were as follows:

	Climate Focused Bond Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$–	$1,234,917
Futures Contracts(2)	$122,375	–
Centrally Cleared Interest Rate Swap Contracts(3)	$6,672	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(4)	–	$86,429
Futures Contracts(5)	$52,468	–
Centrally Cleared Interest Rate Swap Contracts(6)	$(9,074)	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(7)	182,077	–
Forward Foreign Currency Exchange Contracts(8)	–	$10,121,757
Futures Contracts(7)	31	–
Emerging Markets Equity Fund
Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$63
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(8)	$999
International Growth Fund
Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$10
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(8)	$161

Notes to Financial Statements (continued)

		Short Duration High Yield Fund
	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(3)	–	–	–	$(67,604)
Forward Foreign Currency Exchange Contracts(1)	–	–	$190,289	–
Futures Contracts(2)	–	$(45,006)	–	–
Total Return Swap Contracts(3)	$(3,122)	–	–	–
Change in Net Unrealized Appreciation/Depreciation
Credit Default Swaps(6)	–	–	–	$40,929
CPI/Interest Rate Swap Contract(6)	–	$(10,809)	–	–
Forward Foreign Currency Exchange Contracts(4)	–	–	$75,676	–
Futures Contracts(5)	–	$(6,260)	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(7)	–	157,000	–	–
Credit Default Swap Contracts(7)	–	–	–	511,616
Forward Foreign Currency Exchange Contracts(8)	–	–	$1,965,553	–
Futures Contracts(7)	–	–	29	–
Total Return Swap Contracts(7)	40,053	–	–	–

*	Calculated based on the number of contracts or notional amounts for the period ended July 31, 2022.
(1)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(2)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(3)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(5)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(7)	Amount represents number of contracts.
(8)	Amount represents notional amounts in U.S. dollars.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

Notes to Financial Statements (continued)

		Climate Focused Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 310,108	$–	$ 310,108
Repurchase Agreements	762,462	–	762,462
Total	$1,072,570	$–	$1,072,570

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
J.P. Morgan	$29,473	$–	$–	$–	$29,473
Morgan Stanley	1,667	(1,667)	–	–	–
State Street Bank and Trust	270,612	(5,492)	–	(265,120)	–
Toronto Dominion Bank	8,356	(1,348)	–	–	7,008
Fixed Income Clearing Corp.	762,462		$–	$(762,462)	$–
Total	$1,072,570	$(8,507)	$–	$(1,027,582)	$36,481

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$23,145	$–	$23,145
Total	$23,145	$–	$23,145

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$6,048	$–	$–	$–	$6,048
Morgan Stanley	10,257	(1,667)	–	–	8,590
State Street Bank and Trust	5,492	(5,492)	–	–	–
Toronto Dominion Bank	1,348	(1,348)	–	–	–
Total	$23,145	$(8,507)	$–	$–	$14,638

		Mid Cap Innovation Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$125,852	$–	$125,852
Total	$125,852	$–	$125,852

Notes to Financial Statements (continued)

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$125,852	$–	$–	$(125,852)	$–
Total	$125,852	$–	$–	$(125,852)	$–

		Short Duration High Yield Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$105,192	$–	$105,192
Repurchase Agreements	211,380	–	211,380
Total	$316,572	$–	$316,572

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$108	$(108)	$–	$–	$–
J.P. Morgan	16,581	–	–	–	16,581
Morgan Stanley	4,962	–	–	–	4,962
State Street Bank and Trust	83,541	–	–	–	83,541
Fixed Income Clearing Corp.	211,380	–	–	(211,380)	–
Total	$316,572	$(108)	$–	$(211,380)	$105,084

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$14,101	$–	$14,101
Total	$14,101	$–	$14,101

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$594	$(108)	$–	$–	$486
Barclays Bank plc	453	–	–	–	453
Toronto Dominion Bank	13,054	–	–	–	13,054
Total	$14,101	$(108)	$–	$–	$13,993

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2022.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of July 31, 2022.

Notes to Financial Statements (continued)

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended July 31, 2022, with the exception of Emerging Markets Equity Fund, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds, including Emerging Markets Equity Fund, entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended July 31, 2022, the Participating Funds, with the exception of Emerging Markets Equity Fund, were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds, including Emerging Markets Equity Fund, are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

Notes to Financial Statements (continued)

For the period ended July 31, 2022, the Funds did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the period ended July 31, 2022, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on each Fund’s Statement of Operations.

The initial collateral received by the Funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of July 31, 2022, the Funds did not have any securities out on loan.

14.	INVESTMENT RISKS

Each of the Climate Focused Bond Fund and Short Duration High Yield Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend

Notes to Financial Statements (continued)

rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to a Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Funds may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in the risk of default, may result in losses to the Funds. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds Invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market. Certain instruments in which the Funds may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and longterm uncertainty and market instability.

The Climate Focused Bond Fund is subject to the risk that its climate-focused investment strategy may select or exclude securities of certain issuers for reasons other than investment performance considerations and that the Fund may underperform funds that do not utilize a climate-focused investment strategy. Certain climate-focused investments may be dependent on government policies and subsidies, which are subject to change or elimination. There can be no assurance that the operations of a given issuer in which the Fund invests will in fact have a positive impact on the climate. Successful application of the Fund’s climate-focused investment strategy will depend on Lord Abbett’s skill in properly identifying and analyzing material climate-related issues and related business practices, and there can be no assurance that the strategy or techniques employed will be successful.

The Mid Cap Innovation Growth Fund is subject to the risk of investing in mid-sized companies. The Investments in mid-sized companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

Large company stocks, in which the International Growth Fund may invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks.

Notes to Financial Statements (continued)

Each Fund is subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations, economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, foreign taxes, and higher transaction costs. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies.

Each of the Climate Focused Bond Fund and Short Duration High Yield Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, a fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Climate Focused Bond Fund and Short Duration High Yield Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, a Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

Each of the Emerging Markets Equity Fund, Mid Cap Innovation Growth Fund and the International Growth Fund is subject to the risks of investing in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers.

Each of the Climate Focused Bond Fund and Short Duration High Yield Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Notes to Financial Statements (continued)

Each of the Emerging Markets Equity Fund, International Growth Fund, Climate Focused Bond Fund and Short Duration High Yield Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Each of the Climate Focused Bond Fund and Short Duration High Yield Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. Each Fund may invest in fixed rate and variable rate loans and floating or adjustable rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. The loans in which the Short Duration High Yield Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Short Duration High Yield Fund may also invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Emerging Markets Equity Fund is a non-diversified mutual fund under the Act. The value of the Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objectives.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancelations and restrictions, service cancelations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

Notes to Financial Statements (continued)

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Climate Focused Bond Fund	Year Ended July 31, 2022		Year Ended July 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	134,567	$1,336,378	86,613	$892,697
Reinvestment of distributions	7,111	69,940	1,869	19,305
Shares reacquired	(5,017)	(46,541)	(9,600)	(99,137)
Increase	136,661	$1,359,777	78,882	$812,865
Class C Shares
Shares sold	6,040	$57,245	28,163	$290,768
Reinvestment of distributions	1,048	10,368	228	2,357
Shares reacquired	(986)	(9,553)	(1,949)	(20,128)
Increase	6,102	$58,060	26,442	$272,997
Class F Shares
Shares sold	112,493	$1,078,620	71,476	$737,928
Reinvestment of distributions	3,263	31,873	1,061	10,952
Shares reacquired	(37,102)	(342,931)	(17)	(176)
Increase	78,654	$767,562	72,520	$748,704
Class I Shares
Shares sold	229,167	$2,190,056	1,103,459	$11,392,372
Reinvestment of distributions	26,475	265,002	2,845	29,299
Shares reacquired	(486,486)	(4,670,396)	(53,414)	(550,017)
Increase (decrease)	(230,844)	$(2,215,338)	1,052,890	$10,871,654
Class R6 Shares
Shares sold	3,484	$34,966	15,146	$157,538
Reinvestment of distributions	43	420	–	–
Shares reacquired	(7)	(67)	(1,916)	(19,674)
Increase	3,520	$35,319	13,230	$137,864

Notes to Financial Statements (continued)

Emerging Markets Equity Fund	For the Period Ended July 31, 2022(a)
Class A Shares	Shares	Amount
Shares sold	201,055	$3,015,225
Increase	201,055	$3,015,225
Class C Shares
Shares sold	33,740	$506,193
Shares reacquired	(407)	(5,736)
Increase	33,333	$500,457
Class F Shares
Shares sold	1,667	$25,000
Increase	1,667	$25,000
Class F3 Shares
Shares sold	16,667	$250,000
Increase	16,667	$250,000
Class I Shares
Shares sold	31,667	$475,000
Increase	31,667	$475,000
Class R6 Shares
Shares sold	50,000	$750,000
Increase	50,000	$750,000

International Growth Fund	Year Ended July 31, 2022		For the period ended July 31, 2021(b)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	37,197	$441,185	69,983	$1,050,000
Increase	37,197	$441,185	69,983	$1,050,000
Class C Shares
Shares sold	1,485	$21,208	6,732	$101,000
Shares reacquired	(198)	(2,780)	–	–
Increase	1,287	$18,428	6,732	$101,000
Class F Shares
Shares sold	–	$–	6,667	$100,000
Increase	–	$–	6,667	$100,000
Class F3 Shares
Shares sold	–	$–	667	$10,000
Increase	–	$–	667	$10,000

Notes to Financial Statements (continued)

International Growth Fund	Year Ended July 31, 2022		For the period ended July 31, 2021(b)
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	667	$10,000
Increase	–	$–	667	$10,000
Class R3 Shares
Shares sold	–	$–	667	$10,000
Increase	–	$–	667	$10,000
Class R4 Shares
Shares sold	–	$–	667	$10,000
Increase	–	$–	667	$10,000
Class R5 Shares
Shares sold	–	$–	667	$10,000
Increase	–	$–	667	$10,000
Class R6 Shares
Shares sold	201	$2,995	50,000	$750,000
Increase	201	$2,995	50,000	$750,000

Mid Cap Innovation Growth Fund	Year Ended July 31, 2022		For the period ended July 31, 2021(c)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	183,495	$2,333,224	169,967	$2,576,421
Shares reacquired	(97,322)	(1,098,323)	(14,626)	(224,232)
Increase	86,173	$1,234,901	155,341	$2,352,189
Class C Shares
Shares sold	17,003	$239,833	28,861	$439,191
Shares reacquired	(2,287)	(26,127)	(895)	(13,584)
Increase	14,716	$213,706	27,966	$425,607
Class F Shares
Shares sold	271,945	$3,307,100	65,444	$997,492
Shares reacquired	(74,168)	(904,704)	(630)	(10,026)
Increase	197,777	$2,402,396	64,814	$987,466
Class F3 Shares
Shares sold	–	$–	667	$10,000
Increase	–	$–	667	$10,000
Class I Shares
Shares sold	–	$–	7,333	$110,000
Increase	–	$–	7,333	$110,000
Class R3 Shares
Shares sold	–	$–	667	$10,000
Increase	–	$–	667	$10,000
Class R4 Shares
Shares sold	2	$22	3,591	$59,069
Shares reacquired	(2,925)	(47,556)	(1)	(14)
Increase (decrease)	(2,923)	$(47,534)	3,590	$59,055

Notes to Financial Statements (continued)

Mid Cap Innovation Growth Fund	Year Ended July 31, 2022		For the period ended July 31, 2021(c)
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	667	$10,000
Increase	–	$–	667	$10,000
Class R6 Shares
Shares sold	112,919	$1,705,636	107,860	$1,626,762
Shares reacquired	(2,152)	(36,061)	(33)	(496)
Increase	110,767	$1,669,575	107,827	$1,626,266

Short Duration High Yield Fund	Year Ended July 31, 2022		Year Ended July 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	947,062	$10,072,545	923,517	$10,094,415
Reinvestment of distributions	67,176	702,762	17,981	197,186
Shares reacquired	(781,568)	(8,155,014)	(208,871)	(2,291,971)
Increase	232,670	$2,620,293	732,627	$7,999,630
Class C Shares
Shares sold	53,743	$566,144	64,785	$708,804
Reinvestment of distributions	5,628	58,663	1,315	14,394
Shares reacquired	(37,357)	(383,458)	(760)	(8,331)
Increase	22,014	$241,349	65,340	$714,867
Class F Shares
Shares sold	1,470,522	$15,035,137	363,324	$3,958,363
Reinvestment of distributions	41,700	423,372	8,325	91,096
Shares reacquired	(415,917)	(4,306,244)	(62,194)	(678,301)
Increase	1,096,305	$11,152,265	309,455	$3,371,158
Class F3 Shares
Shares reacquired	(69)	(750)	–	–
Decrease	(69)	$(750)	–	$–
Class I Shares
Shares sold	264,973	$2,607,885	–	$–
Reinvestment of distributions	2,565	25,222	–	–
Shares reacquired	(107,758)	(1,042,566)	–	–
Increase	159,780	$1,590,541	–	$–
Class R3 Shares
Shares sold	86	$861	–	$–
Reinvestment of distributions	1	12	–	–
Shares reacquired	(69)	(752)	–	–
Increase	18	$121	–	$–
Class R4 Shares
Shares reacquired	(69)	(750)	–	–
Decrease	(69)	$(750)	–	$–
Class R5 Shares
Shares reacquired	(68)	(750)	–	–
Decrease	(68)	$(750)	–	$–

Notes to Financial Statements (concluded)

Short Duration High Yield Fund	Year Ended July 31, 2022		Year Ended July 31, 2021
Class R6 Shares	Shares	Amount	Shares	Amount
Shares sold	10,849	$114,685	11,415	$123,528
Shares reacquired	(11,108)	(115,006)	–	–
Increase (decrease)	(259)	$(321)	11,415	$123,528

(a)	For the period March 2, 2022 (commencement of operations) to July 31, 2022.
(b)	For the period June 18, 2021 (commencement of operations) to July 31, 2021.
(c)	For the period December 28, 2020 (commencement of operations) to July 31, 2021.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Trust I

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Trust I (the “Trust”) comprising the Lord Abbett Short Duration High Yield Fund, Lord Abbett Climate Focused Bond Fund, Lord Abbett Mid Cap Innovation Growth Fund, Lord Abbett International Growth Fund, and Lord Abbett Emerging Markets Equity Fund, including the schedules of investments, as of July 31, 2022, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Lord Abbett Trust I as of July 31, 2022, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Lord Abbett Trust I	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Lord Abbett Short Duration High Yield Fund	For the year ended July 31, 2022	For the years ended July 31, 2022 and 2021	For the years ended July 31, 2022, 2021, and the period from April 22, 2020 (commencement of operations) through July 31, 2020
Lord Abbett Climate Focused Bond Fund	For the year ended July 31, 2022	For the years ended July 31, 2022 and 2021	For the years ended July 31, 2022, 2021, and the period from May 20, 2020 (commencement of operations) through July 31, 2020
Lord Abbett Mid Cap Innovation Growth Fund	For the year ended July 31, 2022	For the year ended July 31, 2022, and the period from December 28, 2020 (commencement of operations) through July 31, 2021
Lord Abbett International Growth Fund	For the year ended July 31, 2022	For the year ended July 31, 2022, and the period from June 18, 2021 (commencement of operations) through July 31, 2021
Lord Abbett Emerging Markets Equity Fund	For the period from March 2, 2022 (commencement of operations) through July 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
September 26, 2022

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Funds in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994 – 2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005 – 2022). Previously served as director of Xerox Corporation (2007 – 2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992 – 2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021– Present), Virtual Combine (2018 – Present), and Mariposa Family Learning Center (2021 – Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014 – 2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009 – 2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis- Dickerson and Co. Inc., a venture capital management firm (1990 – 2016).

Other Directorships: Currently serves as Chairman of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018 – 2020).

Basic Information About Management (continued)

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Funds as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Funds. All of the officers of the Funds also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014 - 2021) and Calvert Research & Management (CRM) (2016 - 2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

At the initial organizational meeting for the Emerging Markets Equity Fund, the Board, including all of the Trustees who are not “interested persons” of the Trust or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered whether to approve the proposed management agreement between the Fund and Lord Abbett (the “Agreement”). The Board reviewed materials relating specifically to the Agreement before and at the meeting and before making its decision, the Board had the opportunity to ask questions and request further information. The Board also took into account its knowledge of Lord Abbett gained through its meetings and discussions.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund (estimated where appropriate for the Fund) and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics (the “expense peer group”); (2) information provided by Lord Abbett on the estimated expense ratios, management fee rates, and other expense components for the Fund; and (3) information regarding the investment strategies and risks of the Fund and the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. In addition, the Board considered its experience with other funds advised by Lord Abbett. After reviewing these and related factors, the Board concluded that the Fund was likely to benefit from the nature, extent and quality of the investment services to be provided by Lord Abbett under the Agreement.

Investment Performance. Because the Fund had not yet begun operations, the Fund did not have any investment performance to review. The Board considered Lord Abbett’s performance and reputation generally and the performance of other Lord Abbett-managed funds overseen by the Board.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who would provide investment management services to the Fund, in light of its investment objective and discipline, and other services to be provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality and extent of compliance, administrative, and other services to be performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the estimated expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the Fund’s estimated expense level related to those of the expense peer group and the amount and nature of the fees to be paid by shareholders. The Board observed that the estimated net total expense ratio of the Fund was below the median of the expense peer group.

Approval of Advisory Contract (concluded)

After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the estimated expense level of the Fund was reasonable and supported the approval of the Agreement.

Profitability. Because the Fund had not yet begun operations, the Board was not able to consider the level of Lord Abbett’s profits in managing the Fund. The Board did consider that Lord Abbett would be subsidizing the Fund for the near future. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund.

Economies of Scale. Although the Fund had not yet commenced operations, the Board considered whether there might be economies of scale in managing the Fund and whether the Fund would benefit appropriately from any such economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Lord Abbett Funds. The Board also considered the Fund’s proposed management fee schedule, with its breakpoint in the level of management fee, and the Fund’s expense limitation agreement.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett will receive from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits expected to be enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business could also benefit the Fund. The Board also noted that Lord Abbett, as will be disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett may receive as a result of client brokerage transactions.

Conclusion. After considering all of the relevant factors, the Board unanimously found that approval of the Agreement was in the best interests of the Fund and voted unanimously to approve the Agreement. In considering whether to approve the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Funds has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Funds’ liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the May 17-18, 2022 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period April 1, 2021 through March 31, 2022. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: no Fund breached its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Climate Focused Bond Fund	24%
Short Duration High Yield Fund	83%

Of the distributions paid to the shareholders during the fiscal year ended July 31, 2022, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
Climate Focused Bond Fund	$120,106	$ 96,837
Short Duration High Yield Fund	179,913	104,918

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Emerging Markets Equity Fund	$ 66,789	$ 6,085
International Growth Fund	14,053	3,322

Lord Abbett Trust I

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Climate Focused Bond Fund Emerging Markets Equity Fund International Growth Fund Mid Cap Innovation Growth Fund Short Duration High Yield Fund	TRUST-I-2 (09/22)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2022	2021
Audit Fees (a)	$196,000	$90,000
Audit-Related Fees (b)	- 0 -	- 0 -
Total audit and audit-related fees	$196,000	$90,000

Tax Fees (c)	- 0 -	27,316
All Other Fees	- 0 -	- 0 -

Total Fees	$196,000	$117,316

(a) Consists of fees for audits of the Registrant’s annual financial statements.

(b) Fees for the fiscal year ended July 31, 2022 and 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees (a)	$270,000	$220,000

(a) Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Schedule of Investments.
Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT TRUST I

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 26, 2022

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: September 26, 2022